As filed with the Securities and Exchange Commission on August 18, 1999.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. ___                   /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                             JOHN HANCOCK SERIES TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Strategic Series.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-5186 and 811-4651).

It is proposed that this filing will become effective on September 17, 1999 pursuant to Rule 488 under the Securities Act of 1933.

                             JOHN HANCOCK SERIES TRUST

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-14

PART A
------

Item No.                   Item Caption                                         Prospectus Caption
--------                   ------------                                         ------------------
   1.                      Beginning of Registration                            COVER PAGE OF REGISTRATION
                           Statement and Outside Front                          STATEMENT; FRONT COVER PAGE OF
                           Cover Page of Prospectus                             PROSPECTUS

   2.                      Beginning and Outside Back                           TABLE OF CONTENTS
                           Cover Page of Prospectus

   3.                      Synopsis and Risk Factors                            OVERVIEW; INVESTMENT RISKS

   4.                      Information About the                                INTRODUCTION; OVERVIEW; MAIN
                           Transaction                                          RISKS; INFORMATION CONCERNING THE
                                                                                MEETING; PROPOSAL TO APPROVE THE
                                                                                AGREEMENT AND PLAN OF REORGANIZATION;
                                                                                CAPITALIZATION

   5.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Registrant                                           OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   6.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Company Being Acquired                               OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   7.                      Voting Information                                   PROSPECTUS COVER PAGE; NOTICE OF
                                                                                SPECIAL MEETING OF SHAREHOLDERS;
                                                                                SUMMARY; INFORMATION CONCERNING
                                                                                THE MEETING; VOTING RIGHTS AND
                                                                                REQUIRED VOTE

   8.                      Interest of Certain Persons                          EXPERTS
                           and Experts

   9.                      Additional Information                               NOT APPLICABLE
                           Required for Reoffering by
                           Persons Deemed to be
                           Underwriters


PART B
------
                                                                                Caption in Statement of
Item No.                   Item Caption                                         Additional Information
--------                   ------------                                         ----------------------

  10.                      Cover Page                                           COVER PAGE

  11.                      Table of Contents                                    TABLE OF CONTENTS

  12.                      Additional Information                               ADDITIONAL INFORMATION ABOUT
                           About the Registrant                                 STRATEGIC INCOME FUND

  13.                      Additional Information About                         ADDITIONAL INFORMATION ABOUT
                           the Company Being Acquired                           SPECIAL EQUITITES FUND

  14.                      Financial Statements                                 ADDITIONAL INFORMATION ABOUT SMALL CAP GROWTH
                                                                                FUND; ADDITIONAL INFORMATION ABOUT SPECIAL
                                                                                EQUITIES FUND; PRO FORMA COMBINED FINANCIAL
                                                                                STATEMENTS
PART C
------

Item No.               Item Caption
--------               ------------

  15.                      Indemnification                                      INDEMNIFICATION

  16.                      Exhibits                                             EXHIBITS

  17.                      Undertakings                                         UNDERTAKINGS


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                                              September 27, 1999
Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Special Equities Fund.

You may be aware that in addition to your fund, John Hancock Funds offers a similar emerging growth equity fund called John Hancock Small Cap Growth Fund. Small Cap Growth Fund seeks long-term growth of capital primarily through investment in U.S. emerging growth companies.

After careful consideration, your fund's trustees have unanimously agreed that merging your fund into John Hancock Small Cap Growth Fund will offer you a similar investment objective and strategy with lower operating expenses. This proposed merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!
No matter what the size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time. I thank you for your prompt vote on this matter.

                                    Sincerely,


                                    /s/Edward J. Boudreau, Jr.
                                    --------------------------
                                    Edward J. Boudreau, Jr.
                                    Chairman and CEO

Q: What are the benefits of merging Special Equities Fund into Small Cap Growth
   Fund?

A: Your trustees firmly believe this merger will allow you to continue investing for long-term capital appreciation at a lower expense. Following the merger, annual expense ratios are projected to be 1.38% for Class A shareholders, down from 1.52%; and 2.13% for Class B and Class C shareholders, down from 2.22%. Expected lower expenses should help keep more of your money invested, which may help improve your investment's total return over time.

In addition, the trustees believe the superior performance record of Small Cap Growth Fund should better enable the Fund to attract future assets. A larger asset base could help to further reduce operating expenses.

Q: How has Small Cap Growth Fund performed?

A: Although past performance does not necessarily guarantee future results, Small Cap Growth Fund has been a steady performer over the years. The fund's Class B shares have posted average annual total returns of 12.15% over the past year, 12.91% over the past three years, 20.39% over the past five years and 17.66% over the past ten years with maximum sales charges as of June 30, 1999. The fund's Class A shares have posted average annual total returns of 11.91% over the past year, 12.58% over the past three years, 20.22% over the past five years and 16.24% since inception on August 22, 1991. The fund's Class C shares have posted an average annual total return of 16.04% over the past year and 22.25% since inception on June 1, 1998.*

This strong relative performance has earned Small Cap Growth Fund a consistent top third ranking over the one-, three-, five-, and ten-year periods in Lipper Analytical Services' small cap fund category as of June 30, 1999.** To learn more about Small Cap Growth Fund, please refer to the John Hancock Growth Funds prospectus and Small Cap Growth Fund's most recent annual report, both of which are enclosed.

Q: How does Small Cap Growth Fund's strategy compare with that of Special
   Equities Fund?

A: Both funds invest in small-cap stocks in an early "emerging growth" stage of development. Special Equities Fund also invests in companies in special situations. While Special Equities Fund invests in 80-100 stocks, Small Cap Growth Fund invests in a broader portfolio of 150-220 stocks. Small Cap Growth Fund employs a more diversified, less aggressive investment approach than Special Equities Fund. Small Cap Growth Fund still offers investors access to small-cap growth stocks, without relying too heavily on the success of a smaller number of small-cap stocks.

Q: Who manages the Small Cap Growth Fund?

A: Both funds are managed by John Hancock's Small Cap Growth investment team. This team averages more than 15 years' investment experience. The team is led by Bernice Behar, CFA, and also includes Laura Allen, CFA and Anurag Pandit, CFA.

Q: How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 a.m. on December 1, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your fund's expense.

Q: How will the merger happen?

A: If the merger is approved, your Special Equities Fund shares will be converted to Small Cap Growth Fund shares, using fund's net asset value per share, excluding sales charges, as of the close of trading on December 10, 1999. This conversion will not affect the total dollar value of your investment.

Q: Will the merger have tax consequences?

Although taxable dividends and capital gains will be paid prior to the merger, the merger itself is a non-taxable event and does not need to be reported on your 1999 tax return.

* Performance figures assume that distributions are reinvested and reflect a maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The CDSC on Class B shares declines annually between years 1-6 according to the following schedule: 5,4,3,3,2,1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

** Lipper Analytical Services, Inc.'s small cap fund category contains 698 funds as of 6/30/99. The John Hancock Small Cap Growth Fund's Class A shares rank 97 out of 698 funds for the 1-year period, 84 out of 400 funds for the 3-year period, and 35 out of 238 funds for the 5-year period. Class B shares rank 101 out of 698 funds for the 1-year period, 112 out of 400 funds for the 3-year period, 46 out of 238 funds for the 5-year period, and 7 out of 71 funds for the 10-year period. Class C shares rank 102 out of 698 funds for the 1-year period. Rankings are based on total return and do not account for sales charges.

                       JOHN HANCOCK SPECIAL EQUITIES FUND
                              101 Huntington Avenue
                                Boston, MA 02199

                        NOTICE OF MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 1, 1999

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Special Equities Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Small Cap Growth Fund. Under this Agreement, your fund would transfer all of its assets to Small Cap Growth Fund in exchange for shares of Small Cap Growth Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Small Cap Growth Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 13, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and the other shareholders.

                                    By order of the board of trustees,

                                    /s/Susan S. Newton
                                    ------------------
                                    Susan S. Newton
                                    Secretary

September 27, 1999
020PX 8/99

                               PROXY STATEMENT OF
                       JOHN HANCOCK SPECIAL EQUITIES FUND

                                 PROSPECTUS FOR
                 CLASS A, CLASS B, CLASS C AND CLASS I SHARES OF
                       JOHN HANCOCK SMALL CAP GROWTH FUND
                     (a series of John Hancock Series Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock Small Cap Growth Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

       o Your fund will transfer all of its assets to Small Cap Growth Fund. Small Cap Growth Fund will assume your fund's liabilities.

       o Small Cap Growth Fund will issue Class A shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

       o Small Cap Growth Fund will issue Class B shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

       o Small Cap Growth Fund will issue Class C shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class C shares. These shares will be distributed to your fund's Class C shareholders in proportion to their holdings on the reorganization date.

       o Small Cap Growth Fund will issue Class I shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class Y shares. These shares will be distributed to your fund's Class Y shareholders in proportion to their holdings on the reorganization date.

       o The reorganization will be tax-free.

       o Your fund will be liquidated and you will become a shareholder of Small Cap Growth Fund.

Shares of Small Cap Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Small Cap Growth Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of your fund believe that reorganizing your fund into a fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend that your fund's shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Where to Get More Information
----------------------------------------- --------------------------------------
Class A, B and C Prospectus of Small      In the same envelope as this proxy
Cap Growth Fund dated July 1, 1999.       statement and prospectus.
Class I Prospectus of Small Cap Growth    Incorporated by reference into this
Fund dated December 1, 1999.              proxy statement and prospectus.
-----------------------------------------
Small Cap Growth Fund's annual report
to shareholders.
----------------------------------------- --------------------------------------
Your fund's annual and semi-annual        On file with the Securities and
reports to shareholders.  Your fund's     Exchange Commission ("SEC") and
Class A, B and C prospectus dated July    available at no charge by calling
1, 1999 and Class Y prospectus dated      1-800-225-5291.  Incorporated by
March 1, 1999.                            reference into this proxy statement
                                          and prospectus.
-----------------------------------------
A statement of additional information
dated September 27, 1999. It contains
additional information about your fund
and Small Cap Growth Fund.
----------------------------------------- --------------------------------------
To ask questions about this proxy         Call our toll-free telephone
statement and prospectus.                 number: 1-800-225-5291
----------------------------------------- --------------------------------------


The date of this proxy statement and prospectus is September 27, 1999.

                                TABLE OF CONTENTS


                                                                       Page


INTRODUCTION                                                           4
SUMMARY                                                                4
INVESTMENT RISKS                                                      14
PROPOSAL TO APPROVE THE AGREEMENT
 AND PLAN OF REORGANIZATION                                           17
CAPITALIZATION                                                        23
ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                                24
BOARDS' EVALUATION AND RECOMMENDATION                                 25
VOTING RIGHTS AND REQUIRED VOTE                                       25
INFORMATION CONCERNING THE MEETING                                    26
OWNERSHIP OF SHARES OF THE FUNDS                                      28
EXPERTS                                                               28
AVAILABLE INFORMATION                                                 28


                                    EXHIBITS

A - Agreement and Plan of Reorganization between John Hancock Special Equities Fund and John Hancock Small Cap Growth Fund (attached to this proxy statement).

                                  INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into John Hancock Small Cap Growth Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about September 27, 1999.

Who is Eligible to Vote?

Shareholders of record on September 13, 1999 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                    SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary.


Comparison of Special Equities Fund to Small Cap Growth Fund

-------------------------- -------------------------------- --------------------------------
                           Special Equities Fund            Small Cap Growth Fund
-------------------------- -------------------------------- --------------------------------
Business                   A diversified open-end           A diversified series of John
                           investment management company    Hancock Series Trust, an
                           organized as a Massachusetts     open-end investment management
                           business trust.                  company organized as a
                                                            Massachusetts business trust.
-------------------------- -------------------------------- --------------------------------
Net assets as of April     $711.0 million                   $639.7 million.
30, 1999
-------------------------- ------------------------------------------------------------------
Investment adviser and     Investment adviser for both funds:  John Hancock Advisers, Inc.
portfolio managers
                           Portfolio managers for both funds:*

                           Laura J. Allen, CFA
                           o         Senior vice president of adviser
                           o         Joined team in 1998
                           o         Joined adviser in 1998
                           o         Began career in 1981

                           Bernice S. Behar, CFA
                           o         Senior vice president of adviser
                           o         Joined team in 1998
                           o         Joined adviser in 1991
                           o         Began career in 1986

                           Anurag Pandit, CFA
                           o         Vice president of adviser
                           o         Joined team in 1998
                           o         Joined adviser in 1996
                           o         Began career in 1984

                           *Although   each   portfolio   manager  is  primarily
                           responsible  for the  day-to-day  management  of both
                           funds'  portfolios,  Ms. Allen is the team leader for
                           Special  Equities  Fund  and Ms.  Behar  is the  team
                           leader for Small Cap Growth Fund.
-------------------------- -------------------------------- --------------------------------
Investment objectives      The fund seeks growth of         The fund seeks long term
                           capital by investing in a        capital appreciation.  This
                           diversified portfolio of         objective is non-fundamental
                           equity securities consisting     and can be changed by the
                           primarily of emerging growth     fund's board of trustees
                           companies and of companies in    without shareholder approval.
                           "special situations,"
                           collectively referred to as
                           "Special Equities."  This
                           objective cannot be changed
                           without shareholder approval.
-------------------------- -------------------------------- --------------------------------

                                                                               5

-------------------------- -------------------------------- --------------------------------
Primary investments        The fund normally invests at     The fund normally invests at
                           least 65% of its assets in       least 80% of its assets in
                           emerging growth companies and    stocks of U.S. emerging growth
                           companies in situations          companies with market
                           offering unusual or one-time     capitalizations of no more
                           opportunities.  Emerging         than $1 billion.*
                           growth companies generally
                           have market capitalizations of   *  As a result of a pending
                           less than $1 billion.            policy change, effective March
                                                            1, 2000 the fund will change its
                                                            market capitalization
                                                            limitation to a variable range
                                                            based on the Russell 2000
                                                            index (currently $10 million to
                                                            $2.8 billion).
-------------------------- -------------------------------- --------------------------------
Other Investments          The fund may invest up to 35%    The fund may invest up to 20%
                           of its assets in any of the      of its assets in any of the
                           following:                       following:

                           o    Equity securities of        o   Other common stocks;
                                established companies       o   Preferred stocks
                                that the adviser believes   o   Convertible securities
                                offer growth potential          (including up to 10% in
                           o    Investment grade                securities rated "B" or
                                corporate debt securities       equivalent)
                                                            o   Warrants
                                                            o   U.S. government securities
-------------------------- ------------------------------------------------------------------
Foreign securities and     Each fund may invest in all types of foreign securities,
currencies                 including foreign denominated securities and sponsored and unsponsored depositary receipts.  Each fund may engage in
                           foreign currency transactions.  Each fund also may invest in securities of emerging markets issuers.

                           Although there is no direct percentage limitation on either fund's investment in foreign securities, Small Cap Growth Fund is indirectly limited by its policy of investing at least 80% in
                           U.S. securities.
-------------------------- -------------------------------- --------------------------------
Debt securities/ratings    Investment grade only            Up to 10% of assets in below
criteria                                                    investment grade securities
                                                            rated as low as "B" or
                                                            equivalent
-------------------------- ------------------------------------------------------------------
Repurchase                 Each fund may enter into repurchase agreements consistent with
agreements                 its policy on restricted/illiquid securities.
-------------------------- ------------------------------------------------------------------
Reverse repurchase         Each fund may enter into reverse repurchase agreements.
agreements
-------------------------- -------------------------------- --------------------------------
Restricted and illiquid    The fund may not invest more     The fund may invest in
securities                 than 15% of total assets in      restricted securities.  The
                           restricted or illiquid           fund may not invest more than
                           securities (excluding liquid     10% of net assets in illiquid
                           144A securities).                securities (excluding liquid
                                                            144A securities).
-------------------------- -------------------------------- --------------------------------

                                                                               6

-------------------------- ------------------------------------------------------------------
Derivatives                Each fund may engage to the same extent
transactions               in various derivative  transactions including writing
                           covered options,  purchasing  options,  entering into
                           futures  contracts and options on futures  contracts,
                           and other hedging strategies.
-------------------------- ------------------------------------------------------------------
Securities lending         Each fund may lend portfolio securities consistent with
                           applicable regulatory requirements up to 33 1/3% of its total assets.
-------------------------- ------------------------------------------------------------------
Rights and warrants        Each fund may purchase rights and warrants.
-------------------------- ------------------------------------------------------------------
Short sales                Each fund may engage in short sales "against the box" only.
                           However, as a result of a pending policy change, effective March
                           1, 2000, Small Cap Growth Fund will no longer be able
                           to engage in short sales of any type.
-------------------------- ------------------------------------------------------------------
When-issued                Each fund may purchase securities on a when-issued or forward
securities                 commitment basis
-------------------------- ------------------------------------------------------------------
Short-term trading         Each fund may engage in short term trading.
-------------------------- ------------------------------------------------------------------



---------------------------------------------------------------------------------------------
CLASSES OF SHARES
------------------- ------------------------------ ------------------------------------------
                        Special Equities Fund                Small Cap Growth Fund
------------------- ------------------------------ ------------------------------------------
Class A sales       Class A shares are offered     Class A shares are offered with
charges and 12b-1   with front-end sales charges   front-end sales charges ranging from 2%
fees:               ranging from 2% to 5% of the   to 5% of the fund's offering price,
                    fund's offering price,         depending on the amount invested.  Class
                    depending on the amount        A shares are subject to a 12b-1
                    invested.  Class A shares      distribution fee equal to 0.25% annually
                    are subject to a 12b-1         of average net assets.
                    distribution fee equal to
                    0.30% annually of average
                    net assets
------------------- -------------------------------------------------------------------------
                    The Class A shares of both funds have the following characteristics in common:
                    o    There is no front-end sales charge for investments of $1
                         million  or more,  but there is a  contingent  deferred
                         sales charge ranging from 0.25% to 1.00% on shares sold
                         within one year of purchase.
                    o    Investors  can combine  multiple  purchases  of Class A
                         shares to take  advantage of  breakpoints  in the sales
                         charge schedule.
                    o    Sales charges are waived for the categories of investors
                         listed in the funds' prospectuses.
------------------- -------------------------------------------------------------------------


                                                                               7


---------------------------------------------------------------------------------------------
CLASSES OF SHARES
---------------------------------------------------------------------------------------------
                          Special Equities Fund                Small Cap Growth Fund
------------------- ---------------------------------- --------------------------------------
Class B sales       Class B shares are offered         Class B shares are offered without a
charges and 12b-1   without a front-end sales          front-end sales charge, but are
fees:               charge, but are subject to a       subject to a contingent deferred
                    contingent deferred sales charge   sales charge (CDSC) if sold within
                    (CDSC) if sold within six years    six years after purchase. The CDSC
                    after purchase. The CDSC ranges    ranges from 1.00% to 5.00% depending
                    from 1.00% to 5.00% depending on   on how long the shares are held. No
                    how long the shares are held.      CDSC is imposed on shares held more
                    No CDSC is imposed on shares       than six years.
                    held more than six years.
                                                       Class B shares are subject to 12b-1
                    Class B shares are subject to      distribution and service fees equal
                    12b-1 distribution and service     to 1.00% annually of average net
                    fees equal to 1.00% annually of    assets.
                    average net assets.
                                                       CDSCs are waived for the categories
                    CDSCs are waived for the           of investors listed in the funds'
                    categories of investors listed     prospectus.
                    in the funds' prospectus.
                                                       Class B shares automatically convert
                    Class B shares automatically       to Class A shares after eight years.
                    convert to Class A shares after
                    eight years.
------------------- -------------------------------------------------------------------------
Class C sales       The Class C shares of both funds have the same characteristics and fee
charges and 12b-1   structure.
fees:               o    Class C shares are offered without a front-end sales charge, but are subject to a contingent  deferred  sales charge
                         of 1.00% on shares sold within one year of purchase.
                    o    Class C shares are  subject to 12b-1  distribution  and
                         service  fees equal to 1.00%  annually  of average  net
                         assets.
                    o    No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the
                         investment.
------------------- -------------------------------------------------------------------------
Class Y/I sales     o Class Y shares of Special  Equities Fund and Class I shares of
charges and 12b-1     Small Cap Growth Fund (which  currently do not exist, but will be
fees                  established for the reorganization) have no sales charge and no
                      12b-1 fee.
------------------- -------------------------------------------------------------------------
12b-1 fees:         o These fees are paid out of a fund's  assets on
                      an on-going  basis.  Over time these fees will increase
                      the cost of  investments  and may cost more than  other
                      types of sales charges.
------------------- -------------------------------------------------------------------------


                                                                               8


-------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-------------------------------------------------------------------------------------------
                  Both Special Equities Fund and Small Cap Growth Funds
------------------- -----------------------------------------------------------------------
Buying shares:      Investors may buy shares at their public offering price through a financial representative or the funds' transfer agent, John Hancock
                    Signature Services, Inc.  After August 2, 1999, investors will not be allowed to open new accounts in Special Equities Fund but can add to existing accounts.
------------------- -----------------------------------------------------------------------
Minimum initial     $1,000 for non-retirement accounts and $250 for retirement accounts
investment:         and group investments.
------------------- -----------------------------------------------------------------------
Exchanging shares:  Shareholders may exchange their shares at net asset value with no sales charge for shares of the same class of any other John Hancock fund.
------------------- -----------------------------------------------------------------------
Selling shares:     Shareholders  may sell their shares by submitting a
                    proper   written  or  telephone   request  to  John  Hancock
                    Signature Services, Inc.
------------------- -----------------------------------------------------------------------
Net asset value:    All purchases,  exchanges and sales are made at
                    a price  based on the next  determined  net asset  value per share (NAV) of the fund.  Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern time.
------------------- -----------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show the expenses for the 12 month period ended April 30, 1999, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Special Equities Fund
Shareholder transaction expenses        Class A    Class B    Class C    Class Y
Maximum sales charge (load)
 on purchases as a % of
 purchase price)                        5.00%      none       none       none
Maximum sales charge imposed
 on reinvested dividends                none       none       none       none
Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                      none(1)    5.00%      1.00%      none
Redemption fee(2)                       none       none       none       none
Exchange fee                            none       none       none       none

Annual fund operating expenses
 (as a % of average net assets)         Class A    Class B    Class C    Class Y
Management fee                          0.81%      0.81%      0.81%      0.81%
Distribution and service (12b-1) fees   0.30%      1.00%      1.00%      0.00%
Other expenses                          0.41%      0.41%      0.41%      0.17%
Total fund operating expenses           1.52%      2.22%      2.22%      0.98%

Example
Share class                          Year 1     Year 3      Year 5      Year 10
Class A shares                         $647       $956      $1,288       $2,222
Class B shares
Assuming redemption
 at end of period                      $725       $994      $1,390       $2,378
Assuming no redemption                 $225       $694      $1,190       $2,378
Class C shares
Assuming redemption
 at end of period                      $325       $694      $1,190       $2,554
Assuming no redemption                 $225       $694      $1,190       $2,554
Class Y shares                         $100       $312        $542       $1,199

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).

Small Cap Growth Fund
Shareholder                             Class A    Class B    Class C    Class I
 transaction expenses
Maximum sales charge (load) on
 purchases as a % of
 purchase price                         5.00%      none       none       none
Maximum sales charge imposed on
 reinvested dividends                   none       none       none       none
Maximum deferred sale charge (load)
 as a % of purchase or sales price,
 whichever is less                      none(1)    5.00%      1.00%      none
Redemption fee (2)                      none       none       none       none
Exchange fee                            none       none       none       none

Annual fund operating expenses
 (as a % of average net assets)         Class A   Class B   Class C  Class I (3)
Management fee                          0.75%      0.75%      0.75%      n/a
Distribution and service (12b-1) fees   0.25%      1.00%      1.00%      n/a
Other expenses                          0.35%      0.35%      0.35%      n/a
                                        -----      -----      -----      ---
Total fund operating expenses           1.35%      2.10%      2.10%      n/a

Example
Share class                           Year 1     Year 3      Year 5      Year 10
Class A shares                          $631       $906      $1,202       $2,043
Class B shares
Assuming redemption
 at end of period                       $713       $958      $1,329       $2,240
Assuming no redemption                  $213       $658      $1,129       $2,240
Class C Shares
Assuming redemption at
 end of period                          $313       $658      $1,129       $2,431
Assuming no redemption                  $213       $658      $1,129       $2,431
Class I shares (3)                       n/a        n/a         n/a          n/a

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).
(3) Class I shares did not exist at April 30, 1999. They will be issued at the time of reorganization.

Pro Forma Expense Table

The following expense table shows the pro forma expenses of Small Cap Growth Fund for the year end April 30, 1999 assuming that a reorganization with your fund had occurred April 30, 1998. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended April 30, 1999, adjusted to reflect any changes. Small Cap Growth Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on April 30, 1998. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Small Cap Growth Fund's actual expenses or returns, either past or future.

Small Cap Growth Fund (PRO FORMA) for year ended April 30, 1999
(Assuming reorganization with Special Equities Fund)

Shareholder transaction expenses        Class A    Class B    Class C    Class I
Maximum sales charge (load) on
 purchases as a % of
 purchase price                         5.00%      none       none       none
Maximum sales charge imposed on
 reinvested dividends                   none       none       none       none
Maximum deferred sale charge (load)
 as a % of purchase or sales price,
 whichever is less                      none(1)    5.00%      1.00%      none
Redemption fee (2)                      none       none       none       none
Exchange fee                            none       none       none       none

Annual fund operating expenses
(as a % of average net assets)          Class A    Class B    Class C    Class I
Management fee                          0.75%      0.75%      0.75%      0.75%
Distribution and service (12b-1) fees   0.25%      1.00%      1.00%      0.00%
Other expenses                          0.38%      0.38%      0.38%      0.17%
                                        -----      -----      -----      -----
Total fund operating expenses           1.38.%     2.13%      2.13%      0.92%


Pro Forma Example
Share class                            Year 1     Year 3     Year 5      Year 10
Class A shares                           $633       $915     $1,217       $2,075
Class B shares
Assuming redemption
 at end of period                        $716       $967     $1,344       $2,271
Assuming no redemption                   $216       $667     $1,144       $2,271
Class C shares
Assuming redemption
 at end of period                        $316       $667     $1,144       $2,462
Assuming no redemption                   $216       $667     $1,144       $2,462
Class I shares                            $94       $293       $509       $1,131


(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).

The Reorganization

         o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on December 10, 1999, but may occur on any later date before June 30, 2000. Your fund will transfer all of its assets to Small Cap Growth Fund. Small Cap Growth Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

         o Small Cap Growth Fund will issue to your fund Class A shares in an amount equal to the net assets attributable to your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Small Cap Growth Fund.

         o Small Cap Growth Fund will issue to your fund Class B shares in an amount equal to the net assets attributable to your fund's Class B shares. These shares will immediately be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Small Cap Growth Fund.

         o Small Cap Growth Fund will issue to your fund Class C shares in an amount equal to the net assets attributable to your fund's Class C shares. These shares will immediately be distributed to your fund's Class C shareholders in proportion to their holdings on the reorganization date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Small Cap Growth Fund.

         o Small Cap Growth Fund will issue to your fund Class I shares in an amount equal to the net assets attributable to your fund's Class Y shares. These shares will immediately be distributed to your fund's Class Y shareholders in proportion to their holdings on the reorganization date. As a result, Class Y shareholders of your fund will end up as Class I shareholders of Small Cap Growth Fund.

         o After the reorganization is over, your fund will be terminated.

         o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:


----------------------------------------- -------------------
Fund Asset Breakpoints                    Special Equities
----------------------------------------- -------------------
First $250,000,000                              0.85%
----------------------------------------- -------------------
Amount over $250,000,000                        0.80%
----------------------------------------- -------------------


----------------------------------------- -------------------
                                               Small Cap
         Fund Asset Breakpoints                 Growth
----------------------------------------- -------------------
First $1,500,000,000                            0.75%
----------------------------------------- -------------------
Amount over $1,500,000,000                      0.70% *
----------------------------------------- -------------------

* Not currently a breakpoint.  Contingent upon approval of the reorganization.

Small Cap Growth Fund's management fee rate of 0.75% and its pro forma management fee rate of 0.75% are substantially lower than your fund's management fee rate of 0.81%. Small Cap Growth Fund's other expenses of 0.35% and its pro forma other expenses of 0.38% are also substantially lower than your fund's other expenses of 0.41%. Small Cap Growth Fund's 12b-1 fees for Class A shares of 0.25% are lower than your fund's 12b-1 fees of 0.30%. Both funds have the same 12b-1 fees for Class B and Class C shares (1.00%) although your fund's Class B distribution payment last year was 0.98%. Small Cap Growth Fund's current annual Class A expense ratio (equal to 1.35% of average net assets) and its pro forma Class A expense ratio (equal to 1.38% of average net assets) are substantially lower than your fund's current Class A expense ratio (equal to 1.52% of average net assets). Small Cap Growth Fund's current annual Class B and Class C expense ratio (equal to 2.10% of average net assets) and its pro forma Class B and Class C expense ratio (equal to 2.13% of average net assets) are also substantially lower than your fund's current Class B and Class C expense ratio (equal to 2.22% of average net assets). Small Cap Growth Fund's pro forma expense ratio for Class I of 0.92% is also lower than Special Equities Fund's current annual Class Y expense ratio of 0.98%.


                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

------------------- ------------------------------ -----------------------------
                          Special Equities               Small Cap Growth
------------------- ------------------------------------------------------------
Stock               As with any fund that invests primarily in stocks, the
market risk         value of each fund's portfolio will change in response to
                    stock market movements.
------------------- ------------------------------ -----------------------------
Credit risk         The debt securities held by    The debt securities held by
                    your fund are subject to the   Small Cap Growth Fund are
                    risk that the issuer of a      subject to the risk that the
                    security will default or       issuer of a security will
                    otherwise fail to meet its     default or otherwise fail to
                    obligations.                   meet its obligations.  This
                                                   risk is greater to the
                                                   extent that Small Cap Growth
                                                   Fund invests in junk bonds.
------------------- ------------------------------ -----------------------------
Interest            A rise in interest rates       A rise in interest rates
rate risk           typically causes the value     typically causes the value
                    of debt securities to fall.    of debt securities to fall.
                    A fall in interest rates       A fall in interest rates
                    typically causes the value     typically causes the value
                    of debt securities to rise.    of debt securities to rise.
                                                   Interest  rate  risk  may  be
                                                   greater  to the  extent  that
                                                   Small Cap Growth Fund invests
                                                   in junk bonds.
------------------- ------------------------------------------------------------
Foreign             Each fund's investments in foreign securities are subject
securities and      to the risks of adverse foreign government actions,
currency risks      political instability or a lack of adequate and accurate
                    information.  Also,  currency  exchange rate movements could reduce  gains or create  losses.  These risks may be greater for direct  investments  in foreign  securities and currency contracts than for depository receipts.
------------------- ------------------------------------------------------------
Risks of            The funds' investments in restricted and illiquid
restricted and      securities may be difficult or impossible to sell at a
illiquid            desirable time or a fair price.  Restricted and illiquid
securities          securities also present a greater risk of inaccurate
                    valuation.
------------------- ------------------------------------------------------------

                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

         o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on December 10, 1999, but may occur on any later date before June 30, 2000. Your fund will transfer all of its assets to Small Cap Growth Fund and Small Cap Growth Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Small Cap Growth Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

         o Small Cap Growth Fund will issue to your fund Class A shares in an amount equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Small Cap Growth Fund.

         o Small Cap Growth Fund will issue to your fund Class B shares in an amount equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Small Cap Growth Fund.

         o Small Cap Growth Fund will issue to your fund Class C shares in an amount equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Small Cap Growth Fund.

         o Small Cap Growth Fund will issue to your fund Class I shares in an amount equal to the net assets attributable to your fund's Class Y shares. These shares will immediately be distributed to your fund's Class Y shareholders in proportion to their holdings on the reorganization date. As a result, Class Y shareholders of your fund will end up as Class I shareholders of Small Cap Growth Fund.

         o After the reorganization is over, the existence of your fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Small Cap Growth Fund's total expenses are lower than your fund's total expenses. As a result of the reorganization, shareholders of your fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay each month.

Second, that Small Cap Growth Fund has performed better than your fund over the past 1, 3 and 5 year periods. While past performance cannot predict future results, the trustees believe that Small Cap Growth Fund is better positioned than your fund to continue to generate strong returns because of its superior diversification and less aggressive investment approach.

Third, that a combined fund offers economies of scale that are expected to lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and can be effectively reduced if the funds are combined.

The board of trustees of Small Cap Growth Fund considered that the reorganization presents an excellent opportunity for Small Cap Growth Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund are normally must incur when purchasing securities. This opportunity provides an economic benefit to Small Cap Growth Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, at all asset levels, the advisory fee rates paid by your fund are higher than the rates paid by Small Cap Growth Fund.

Small Cap Growth Fund's management fee rate of 0.75% and pro forma management fee rate of 0.75%, are substantially lower than your fund's management fee rate of 0.81%. Small Cap Growth Fund's other expenses of 0.35% and its pro forma other expenses of 0.38%, are also substantially lower than your fund's other expenses of 0.41%. Small Cap Growth Funds 12b-1 fees for Class A shares of 0.25% are lower than your fund's 12b-1 fees of 0.30%. Both funds have the same 12b-1 fees for Class B and Class C shares (1.00%), although your fund's Class B distribution payment last year was 0.98%. Small Cap Growth Fund's current annual Class A expense ratio (1.35% of average net assets) and pro forma Class A expense ratio (1.38% of average net assets) are both substantially lower than your fund's current Class A expense ratio (1.52% of average net assets). Small Cap Growth Fund's current annual Class B and Class C expense ratio (2.10% of average net assets) and pro forma Class B and Class C expense ratio (2.13% of average net assets) are both also substantially lower than your fund's current Class B and Class C expense ratio (2.22% of average net assets). Small Cap Growth Fund's pro forma Class I expense ratio for (0.92% of average net assets) is also lower than Special Equities Fund's current annual Class Y expense ratio (0.98% of average net assets).

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Small Cap Growth Fund.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of your fund and Small Cap Growth Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Rule 12b-1 Plans will be reimbursable expenses under Small Cap Growth Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Small Cap Growth Fund's Rule 12b-1 Plans (0.25%, 1.00%, 1.00% and 0.00% of average daily net assets attributable to Class A shares, Class B shares, Class C shares and Class I shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of your fund and Small Cap Growth Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class Y shares of your fund and Class I shares of Small Cap Growth Fund are not included in the table because these classes do not have Rule 12b-1 Plans.

                 Rule 12b-1 Payments and Unreimbursed Expenses

                     Aggregate Dollar                            Pro Forma
                     Amount of 12b-1    Unreimbursed Rule      Unreimbursed
                      Fees Paid (for          12b-1          Expenses as % of
Name of Fund         year ended April    Expenditures (as      Each Class's
                        30, 1999)       of April 30, 1999)  Average Net Assets

Special Equities     $1,436,500(A)       $1,732,565(A)            0.36% (A)
                     $5,209,669(B)      $29,218,093(B)            5.48% (B)
                             $7(C)             $135(C)            0.00% (C)

Small Cap Growth       $491,537(A)         $551,632(A)            0.28% (A)
                     $3,763,663(B)      $12,621,724(B)            3.08% (B)
                         $4,635(C)          $10,203(C)            2.01% (C)

Small Cap Growth     $1,688,620(A)       $2,284,197(A)            0.34% (A)
(Pro Forma)          $8,973,332(B)      $33,766,185(B)*           3.58% (B)*
                         $4,642(C)          $10,338(C)            0.03% (C)

*For purposes of the reorganization, the fund's distributor has agreed to waive $8,073,632 of Special Equities Fund's Class B unreimbursed Rule 12b-1 expenses.

If the reorganization had taken place on April 30, 1998, the pro forma combined unreimbursed expenses of Small Cap Growth Fund's Class A and Class B shares would have been higher than if no reorganization had occurred. Nevertheless, Small Cap Growth Fund's assumption of your fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Small Cap Growth Fund's Rule 12b-1 Plans. These payments will continue to be 0.25%, 100%, 1.00% and 0.00% of average daily net assets attributable to Class A, Class B, Class C and Class I shares, respectively.

John Hancock Funds, Inc. may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if Small Cap Growth Fund's board terminates either class's Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

         o The reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

         o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Small Cap Growth Fund as described above or (2) the distribution by your fund of Small Cap Growth Fund shares to your fund's shareholders;

         o No gain or loss will be recognized by Small Cap Growth Fund upon the receipt of your fund's assets solely in exchange for the issuance of Small Cap Growth Fund shares to your fund and the assumption of all of your fund's liabilities by Small Cap Growth Fund;

         o The basis of the assets of your fund acquired by Small Cap Growth Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

         o The tax holding period of the assets of your fund in the hands of Small Cap Growth Fund will include your fund's tax holding period for those assets;

         o The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for Small Cap Growth Fund shares as part of the reorganization;

         o The basis of Small Cap Growth Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

         o The tax holding period of the Small Cap Growth Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Small Cap Growth Fund shares. Shareholders may not redeem or transfer Small Cap Growth Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Small Cap Growth Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Small Cap Growth Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Small Cap Growth Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (See Agreement, paragraph 8).

Termination of Agreement. The board of trustees of either your fund or Small Cap Growth Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Small Cap Growth Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. The expenses for both funds are estimated to be approximately $497,200 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of April 30, 1999, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 2.034275 Class A Small Cap Growth Fund shares being issued for each Class A share of your fund, approximately 2.109454 Class B Small Cap Growth Fund shares being issued for each Class B share of your fund, approximately 2.114803 Class C Small Cap Growth Fund shares being issued for each Class C share of your fund and approximately 2.088240 Class I shares being issued for each Class Y share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Small Cap Growth Fund and your fund between April 30, 1999 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Small Cap Growth Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Small Cap Growth Fund and your fund during the same period.

                            April 30, 1999
                               Special           Small Cap
                               Equities           Growth           Pro Forma
Net Assets                   $710,986,800      $639,728,172      $1,350,714,972
Net Asset Value Per Share
  Class A                       $22.25            $10.94             $10.94
  Class B                       $21.33            $10.11             $10.11
  Class C                       $21.33            $10.10             $10.10
  Class Y/I                     $22.85            $10.94             $10.94
Shares Outstanding
  Class A                     14,880,966        19,439,594         49,711,580
  Class B                     17,212,798        42,139,173         78,448,785
  Class C                            331            89,564             90,264
  Class Y/I                      556,526               n/a          1,162,160

It is impossible to predict how many Class A shares, Class B shares, Class C shares or Class I shares of Small Cap Growth Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Small Cap Growth Fund shares that will actually be received and distributed.


               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

-------------------------- -----------------------------------------------------
       Type of
      Information                 Headings in Each Prospectus
-------------------------- -----------------------------------------------------
Organization               Fund Details: Business Structure
And operation
-------------------------- -----------------------------------------------------
Investment objective and   Goal and Strategy, Main Risks, Fund Details:
policies                   Business Structure
-------------------------- -----------------------------------------------------
Portfolio                  Portfolio Management
Management
-------------------------- -----------------------------------------------------
Investment adviser and     Overview: The Management Firm; Fund Details:
distributor                Business Structure

-------------------------- -----------------------------------------------------
Expenses                   Your Expenses

-------------------------- -----------------------------------------------------
Custodian and              Fund Details: Business Structure
Transfer agent
-------------------------- -----------------------------------------------------
Shares of beneficial       Your Account: Choosing a Share Class
interest
-------------------------- -----------------------------------------------------
Purchase of shares         Your Account: Choosing a Share Class, How Sales
                           Charges are Calculated, Sales Charge Reductions and
                           Waivers, Opening an Account, Buying Shares;
                           Transaction Policies; Additional Investor Services
-------------------------- -----------------------------------------------------
Redemption                 Your Account: Selling Shares, How Sales Charges are
or sale of shares          Calculated; Transaction Policies; Additional
                           Investor Services: Systematic Withdrawal Plan
-------------------------- -----------------------------------------------------
Dividends, distributions   Dividends and Account Policies
And taxes
-------------------------- -----------------------------------------------------

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or the adviser
("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Small Cap Growth Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Small Cap Growth Fund and that the interests of Small Cap Growth Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
                  The trustees of your fund recommend that the
               shareholders of your fund vote for the proposal to
                approve the agreement and plan of reorganization.
--------------------------------------------------------------------------------

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $32,200.

Revoking Proxies

A Special Equities Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of September 13, 1999, _______ Class A, Class B, Class C and Class Y shares of beneficial interest of your fund were outstanding. Only shareholders of record on September 13, 1999 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

         o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

         o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

         o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

         o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

         o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of your fund, as of September 13, 1999, no person owned of record or beneficially 5% or more of the outstanding _______________shares of your fund or of the outstanding ________ shares of Small Cap Growth Fund.

As of September 13, 1999, the following person owned of record or beneficially 5% or more of the funds' outstanding shares:

------------------------------------------ ---------------------------
  Names and Addresses of Owners of More
            Than 5% of Shares                Special Equities Fund
------------------------------------------ ---------------------------

------------------------------------------ ---------------------------
  Names and Addresses of Owners of More      Small Cap Growth Fund
            Than 5% of Shares
------------------------------------------ ---------------------------

------------------------------------------ ---------------------------

As of September 13, 1999, the trustees and officers of your fund and Small Cap Growth Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.


                                     EXPERTS

The financial statements and the financial highlights of each Fund for the period ended April 30, 1999 and for the period ended October 31, 1998 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights as of October 31, 1998 for each Fund have been independently audited by Ernst & Young as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.


                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices:
Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 20th day of July, 1999, by and between John Hancock Small Cap Growth Fund (the "Acquiring Fund"), a series of John Hancock Series Trust, a Massachusetts business trust (the "Trust"), and John Hancock Special Equities Fund (the "Acquired Fund"), a Massachusetts business trust, each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A shares, Class B shares, Class C shares, and Class I shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.


In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B, Class C and/or Class Y shares of beneficial interest of the Acquired Fund, as of the close of business on December 10, 1999 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by Investors Bank & Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares, Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares, and Acquired Fund shareholders who own Class Y shares of the Acquired Fund will receive Class I Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1 The net asset values of the Class A, Class B, Class C, and Class I Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B, Class C, and Class Y shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B, Class C, and Class I Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A, Class B, Class C, and Class Y shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be December 10, 1999 or such other date on or before June 30, 2000 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust and the Acquired Fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 2000, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Acquired Fund is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified investment company under the 1940 Act;

    (c) The Acquired Fund is not, and the execution, delivery and performance of its obligations under this Agreement will not result, in violation of any provision of the Acquired Fund's Declaration of Trust, as amended and restated (the "Acquired Fund's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

    (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 1998 and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of April 30, 1999, present fairly in all material respects the financial condition of the Acquired Fund as of October 31, 1998 and April 30, 1999 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

    (g) Since April 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

    (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (i) Each of the Acquired Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

    (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No  consent,   approval,   authorization   or  order  of  any  court  or
        governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

    (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

    (q) The Class A, Class B and Class C prospectus of the Acquired Fund, dated July 1, 1999 and the Class Y prospectus of the Acquired Fund, dated March 1, 1999 (the "Acquired Fund Prospectuses"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

    (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

    (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B, Class C and Class I shares of the Acquiring Fund, dated July 1, 1999 and June 1, 1999 respectively, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

    (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

    (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

    (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of October 31, 1998 and the related statement of operations (copies of which have been furnished to the Acquired Fund) and the unaudited statements as of April 30, 1999, present fairly in all material respects the financial condition of the Acquiring Fund as of October 31, 1998 and April 30, 1999 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

    (h) Since April 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

    (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

    (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there out-standing any security convertible into any of its shares of beneficial interest;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

    (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

    (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.


5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust on behalf of the Acquiring Fund and the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Acquired Fund or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

    (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

    (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust on behalf of the Acquiring Fund and the Acquired Fund agree to make and provide representations which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

    (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

    (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

    (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

    (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Acquired Fund, or the Trustees or officers of the Trust or the Acquired Fund, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Acquired Fund. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J.
Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Acquired Fund must look solely to the property of the Trust or the Acquired Fund, respectively, for the enforcement of any claims against the Trust or the Acquired Fund as the Trustees, officers, agents and shareholders of the Trust or the Acquired Fund assume no personal liability for obligations entered into on behalf of the Trust or the Acquired Fund, respectively. None of the other series of the Trust shall be responsible for any obligations assumed by on or behalf of the Acquiring Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.



                           JOHN HANCOCK SERIES TRUST on behalf of
                           JOHN HANCOCK SMALL CAP GROWTH FUND



                           By:
                           /s/ Anne C. Hodsdon
                           -------------------
                           Anne C. Hodsdon
                           President




                           JOHN HANCOCK SPECIAL EQUITIES FUND



                           By:
                           /s/ Susan S. Newton
                           -------------------
                           Susan S. Newton
                           Vice President and Secretary

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


                       JOHN HANCOCK SPECIAL EQUITIES FUND
               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1999
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Anne C. Hodsdon, Susan S. Newton and James J. Stokowski, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Special Equities Fund ("Special Equities") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Special Equities Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 1, 1999 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated September 27, 1999 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                             PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                             Date ___________________,

                             NOTE: Please sign exactly as your name or names appear at left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                             ---------------------------------

                             ---------------------------------
                                               Signature(s)

[LOGO] JOHN HANCOCK FUNDS
      A Global Investment Management Firm


                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired motion by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of Item 1. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which properly come before the meeting.

     (1) To approve an Agreement and Plan of Reorganization between Special Equities Fund and John Hancock Small Cap Growth Fund ("Small Cap Growth Fund"). Under this Agreement, Special Equities Fund will transfer all of its assets to Small Cap Growth Fund in exchange for shares of Small Cap Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Special Equities Fund. Small Cap Growth Fund will also assume Special Equities Fund's liabilities.

         FOR      |_|          AGAINST  |_|          ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

    Supplement to the John Hancock Growth Funds Prospectus dated July 1, 1999 for John Hancock Special Equities Fund



On July 19, 1999, the Trustees of the John Hancock Special Equities Fund (the "Fund") voted to recommend that the shareholders approve a tax free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on December 1, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Small Cap Growth Fund ("Small Cap Growth Fund") in a tax free exchange for shares of equal value of Small Cap Growth Fund. Further information regarding the proposed reorganization will be contained in proxy statement and prospectus which is scheduled to be mailed to shareholders on or about September 27, 1999.

Effective August 2, 1999, John Hancock Special Equities Fund will be closed to all new accounts.



July 19, 1999

GROPS 7/99

    Supplement to the John Hancock Growth Funds Prospectus dated June 1, 1999 Supplement to the John Hancock Income Funds Prospectus dated April 1, 1999
              Supplement to the John Hancock Tax-Free Income Funds
                         Prospectus dated April 1, 1999
             Supplement to the John Hancock Growth and Income Funds
                          Prospectus dated May 1, 1999
                Supplement to the John Hancock Money Market Funds
                         Prospectus dated August 1, 1998
            Supplement to the John Hancock International/Global Funds
                         Prospectus dated March 1, 1999
                 Supplement to the John Hancock Real Estate Fund
                          Prospectus dated May 1, 1999



The "CDSC waiver" section has been changed as follows:

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o         To make payments through certain systematic withdrawal plans
o         To make certain distributions from a retirement plan
o         Because of shareholder death or disability


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

6/11/99

--------------------------------------------------------------------------------

                                  JOHN HANCOCK

                                  Growth
                                  Funds

                                  [LOGO] Prospectus
                                         July 1, 1999

--------------------------------------------------------------------------------


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Core Growth Fund formerly Independence Growth Fund

Core Value Fund formerly Independence Value Fund

Financial Industries Fund

Large Cap Growth Fund formerly Growth Fund

Mid Cap Growth Fund formerly Special Opportunities Fund

Regional Bank Fund

Small Cap Growth Fund formerly Emerging Growth Fund

Small Cap Value Fund formerly Special Value Fund

Special Equities Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary of       Core Growth Fund                              4
goals, strategies, risks,
performance and expenses.       Core Value Fund                               6

                                Financial Industries Fund                     8

                                Large Cap Growth Fund                        10

                                Mid Cap Growth Fund                          12

                                Regional Bank Fund                           14

                                Small Cap Growth Fund                        16

                                Small Cap Value Fund                         18

                                Special Equities Fund                        20

Policies and instructions for   Your account
opening, maintaining and
closing an account in any       Choosing a share class                       22
growth fund.                    How sales charges are calculated             22
                                Sales charge reductions and waivers          23
                                Opening an account                           24
                                Buying shares                                25
                                Selling shares                               26
                                Transaction policies                         28
                                Dividends and account policies               28
                                Additional investor services                 29

Further information on the      Fund details
growth funds.
                                Business structure                           30
                                Financial highlights                         31

                                For more information                 back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK GROWTH FUNDS

These funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  have longer time horizons

o are willing to accept higher short-term risk along with higher potential long-term returns

o  want to diversify their portfolios

o  are seeking funds for the growth portion of an asset allocation portfolio

o  are investing for retirement or other goals that are many years in the future

Growth funds may NOT be appropriate if you:

o  are investing with a shorter time horizon in mind

o  are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock growth funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Core Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o  value, meaning they appear to be underpriced

o  momentum, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund must sell any stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
-----------------------------------------------------------

Team responsible for day-to-day investment management

A subsidiary of John Hancock Mutual Life Insurance Company

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The year-by-year and average annual figures are for Class I shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. However, Class I shares' average annual figures do not reflect sales charges or 12b-1 fees which will be imposed beginning July 1, 1999 for Class A, B and C shares. Year-by-year, average annual and index figures do not reflect these charges and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1996    1997    1998

                                                          20.52%  36.22%  37.94%

1999 total return as of March 31: 2.70%
Best quarter: Q4 '98, 27.44% Worst quarter: Q3 '98, -12.00%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                        Life of
                                                           1 year       Class I
Class I - began 10/2/95                                    37.94%       30.52%
Class A - began 7/1/99                                     --            --
Class B - began 7/1/99                                     --            --
Class C - began 7/1/99                                     --            --
Index                                                      38.71%       29.73%

Index: Russell 1000 Growth Index, an unmanaged index of growth company stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Also, large-capitalization growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on large-capitalization value stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political upheavals.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year adjusted to reflect any changes. Because Class A, Class B and Class C shares are new, their expenses are based on Class I shares' expenses.

---------------------------------------------------------------------------------
Shareholder transaction expenses                        Class A  Class B  Class C
---------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                5.00%    none     none
Maximum deferred sales charge (load)
(as a % of purchase or sales price, whichever is less)  none(1)  5.00%    1.00%

---------------------------------------------------------------------------------
Annual operating expenses                               Class A  Class B  Class C
---------------------------------------------------------------------------------
Management fee                                          0.80%    0.80%    0.80%
Distribution and service (12b-1) fees                   0.30%    1.00%    1.00%
Other expenses                                          1.18%    1.18%    1.18%
Total fund operating expenses                           2.28%    2.98%    2.98%
Expense reimbursement (at least until 7/1/00)           1.03%    1.03%    1.03%
Net annual operating expenses                           1.25%    1.95%    1.95%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $621         $1,152       $1,708       $3,218
Class B - with redemption       $698         $1,196       $1,817       $3,368
        - without redemption    $198         $  896       $1,617       $3,368
Class C - with redemption       $298         $  896       $1,617       $3,529
        - without redemption    $198         $  896       $1,617       $3,529

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------

Ticker            --
CUSIP             --
Newspaper         --
SEC number        811-8852
JH fund number    79

Class B
---------------------------

Ticker            --
CUSIP             --
Newspaper         --
SEC number        811-8852
JH fund number    179

Class C
---------------------------

Ticker            --
CUSIP             --
Newspaper         --
SEC number        811-8852
JH fund number    579

Core Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o  value, meaning they appear to be underpriced

o  momentum, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund must sell any stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
-----------------------------------------------------------

Team responsible for day-to-day investment management

A subsidiary of John Hancock Mutual Life Insurance Company

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures do not reflect sales charges, which will be imposed beginning July 1, 1999. In addition, 12b-1 fees will be imposed beginning July 1, 2000 for Class A. Year-by-year, average annual and index figures do not reflect these charges and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                         1996    1997    1998

                                                        20.66%  30.63%  18.79%

1999 total return as of March 31: 0.48%
Best quarter: Q4 '98, 18.79% Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                        Life of
                                                           1 year       Class A
Class A - began 10/2/95                                    18.79%       24.14%
Class B - began 7/1/99                                     --           --
Class C - began 7/1/99                                     --           --
Index                                                      15.63%       24.29%

Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Also, large-capitalization value stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on large-capitalization growth stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political upheavals.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Class A expense figures below show the expenses for the past year, adjusted to reflect any changes. Because Class B and Class C shares are new, their expenses are based on Class A shares' expenses.

---------------------------------------------------------------------------------------------
Shareholder transaction expenses                                 Class A   Class B   Class C
---------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                         5.00%     none      none
Maximum deferred sales charge (load)
(as a % of purchase or sales price, whichever is less)           none(1)   5.00%     1.00%

---------------------------------------------------------------------------------------------
Annual operating expenses                                        Class A   Class B   Class C
---------------------------------------------------------------------------------------------
Management fee                                                   0.80%     0.80%     0.80%
Distribution and service (12b-1) fees                            0.30%     1.00%     1.00%
Other expenses                                                   1.08%     1.08%     1.08%
Total fund operating expenses                                    2.18%     2.88%     2.88%
Distribution and service (12b-1) fee reduction (until 7/1/00)    0.30%     --        --
Expense reimbursement (at least until 7/1/00)                    0.93%     0.93%     0.93%
Net annual operating expenses                                    0.95%     1.95%     1.95%

The hypothetical example below shows what your expenses would be after the fee reduction and expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $592         $1,105       $1,643       $3,109
Class B - with redemption       $698         $1,176       $1,777       $3,281
        - without redemption    $198         $  876       $1,577       $3,281
Class C - with redemption       $298         $  876       $1,577       $3,443
        - without redemption    $198         $  876       $1,577       $3,443

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------

Ticker            --
CUSIP             --
Newspaper         --
SEC number        811-8852
JH fund number    88

Class B
---------------------------

Ticker            --
CUSIP             --
Newspaper         --
SEC number        811-8852
JH fund number    188

Class C
---------------------------

Ticker            --
CUSIP             --
Newspaper         --
SEC number        811-8852
JH fund number    588

Financial Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in U.S. and foreign financial services companies, including banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms and insurance companies.

In managing the portfolio, the managers concentrate primarily on stock selection rather than industry allocation. The portfolio may include financial services companies of all sizes and types.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industrywide trend toward consolidation, the managers also seek out companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PORTFOLIO MANAGERS

James K. Schmidt, CFA
-----------------------------------
Executive vice president of adviser
Joined team in 1996
Joined adviser in 1985
Began career in 1979

Thomas M. Finucane
-----------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1990
Began career in 1990

Thomas C. Goggins
-----------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1981

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                1997     1998

                                                               37.74%    4.86%

Best quarter: Q4 '98, 17.07% Worst quarter: Q3 '98, -20.12%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                          Life of      Life of
                                               1 year     Class A      Class B
Class A - began 3/14/96                        -0.40%     26.31%       --
Class B - began 1/14/97                        -0.87%     --           16.95%
Class C - began 3/1/99                         --         --           --
Index                                          28.60%     28.17%       30.95%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Another major factor in this fund's performance is the economic condition of the financial services sector. The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

When interest rates fall or economic conditions deteriorate, the stocks of financial services companies often suffer greater losses than other stocks. Rising interest rates can cut into profits by reducing the difference between these companies' borrowing and lending rates.

The fund's management strategy will influence performance significantly. Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

o  Certain derivatives could produce disproportionate gains or losses.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

----------------------------------------------------------------------------------------
Shareholder transaction expenses                       Class A      Class B      Class C
----------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                               5.00%        none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(1)      5.00%        1.00%

----------------------------------------------------------------------------------------
Annual operating expenses                              Class A      Class B      Class C
----------------------------------------------------------------------------------------
Management fee                                         0.76%        0.76%        0.76%
Distribution and service (12b-1) fees                  0.30%        1.00%        1.00%
Other expenses                                         0.31%        0.31%        0.31%
Total fund operating expenses                          1.37%        2.07%        2.07%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $633         $912         $1,212       $2,064
Class B - with redemption       $710         $949         $1,314       $2,221
        - without redemption    $210         $649         $1,114       $2,221
Class C - with redemption       $310         $649         $1,114       $2,400
        - without redemption    $210         $649         $1,114       $2,400

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------
Ticker            FIDAX
CUSIP             409905502
Newspaper         FinIndA
SEC number        811-3999
JH fund number    70

Class B
---------------------------
Ticker            FIDBX
CUSIP             409905601
Newspaper         FinIndB
SEC number        811-3999
JH fund number    170

Class C
---------------------------
Ticker            --
CUSIP             409905874
Newspaper         --
SEC number        811-3999
JH fund number    570

Large Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Stock Index).

The fund generally invests in 30 to 60 U.S. companies that are diversified across sectors. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o  strong cash flows

o  secure market franchises

o  sales growth that outpaces their industries

The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project at least 15% annual growth for the next two years.


The fund may invest in certain other types of equity securities such as preferred stocks. It may also invest up to 15% of assets in foreign securities. In addition, it may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).


In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PORTFOLIO MANAGERS

David L. Eisenberg, CFA
-----------------------------------
Senior vice president of adviser
Joined team in 1999
Joined adviser in 1997
Began career in 1981

Geoffrey R. Plume, CFA
-----------------------------------
Second vice president of adviser
Joined team in 1998
Joined adviser in 1996
Began career in 1987

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1989    1990    1991   1992    1993    1994    1995    1996    1997    1998

30.96%  -8.34%  41.68%  6.06%  13.03%  -7.50%  27.17%  20.40%  16.70%  26.42%

Best quarter: Q4 '98, 22.38% Worst quarter: Q3 '90, -18.75%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                          1 year        5 year        10 year
Class A                                   20.12%        14.67%        14.96%
Class B - began 1/3/94                    20.54%        15.23%        --
Class C - began 6/1/98                    --            --            --
Index                                     28.60%        24.05%        18.95%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. If the fund concentrates its investments in certain sectors or companies, its performance could be tied more closely to those sectors or companies than to the market as a whole.

The fund's management strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o  Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

---------------------------------------------------------------------------------------
Shareholder transaction expenses                       Class A      Class B     Class C
---------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                               5.00%        none        none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(1)      5.00%       1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                              Class A      Class B     Class C
---------------------------------------------------------------------------------------
Management fee                                         0.75%        0.75%       0.75%
Distribution and service (12b-1) fees                  0.30%        1.00%       1.00%
Other expenses                                         0.33%        0.33%       0.33%
Total fund operating expenses                          1.38%        2.08%       2.08%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $633         $915         $1,217       $2,075
Class B - with redemption       $711         $952         $1,319       $2,231
        - without redemption    $211         $652         $1,119       $2,231
Class C - with redemption       $311         $652         $1,119       $2,410
        - without redemption    $211         $652         $1,119       $2,410

FUND CODES

Class A
---------------------------
Ticker            JHNGX
CUSIP             409906302
Newspaper         LpCpGrA
SEC number        811-4630
JH fund number    20

Class B
---------------------------
Ticker            JHGBX
CUSIP             409906401
Newspaper         LpCpGrB
SEC number        811-4630
JH fund number    120

Class C
---------------------------
Ticker            --
CUSIP             409906849
Newspaper         --
SEC number        811-4630
JH fund number    520

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Mid Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long- term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index).


In managing the portfolio, the manager seeks to identify promising sectors for investment. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund normally invests at least 75% of assets in stocks of companies in up to five economic sectors that appear to offer the highest earnings growth potential. Although the fund concentrates on a few sectors, it diversifies broadly within those sectors. At times, the fund may focus on a single sector. The fund generally invests in more than 100 companies.

In choosing individual securities, the manager conducts fundamental financial analysis to identify companies that appear able to sustain 15% annual earnings growth for the next three to five years. The manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger. The management team generally maintains personal contact with the senior management of the companies the fund invests in.


The fund may invest in foreign stocks. It may also make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 25% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

PORTFOLIO MANAGER

Barbara C. Friedman, CFA
-----------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1973



PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                       1994     1995     1996    1997    1998

                                      -8.76%   34.24%   29.05%   2.37%   6.53%

Best quarter: Q4 '98, 22.66% Worst quarter: Q3 '98, -21.36%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                         Life of       Life of
                              1 year        5 year       Class A       Class B
Class A - began 11/1/93       1.24%         10.38%       9.89%         --
Class B - began 11/1/93       0.85%         10.45%       --            10.08%
Class C - began 6/1/98        --            --           --            --
Index 1                       28.60%        24.05%       23.25%        23.25%
Index 2                       17.86%        17.34%       17.09%        17.09%

Index 1: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks. Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Stocks of medium-capitalization companies tend to be more volatile than those of larger companies. Similarly, medium- capitalization stocks are generally traded in lower volumes than large-capitalization stocks.

Because the fund concentrates on a few sectors of the market, its performance may be more volatile than that of a fund that invests across many sectors.

The fund's management strategy will influence performance significantly. Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the industries or companies the fund invests in do not perform as expected, or if the manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

---------------------------------------------------------------------------------------
Shareholder transaction expenses                       Class A      Class B     Class C
---------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                               5.00%        none        none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(1)      5.00%       1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                              Class A      Class B     Class C
---------------------------------------------------------------------------------------
Management fee                                         0.80%        0.80%       0.80%
Distribution and service (12b-1) fees                  0.30%        1.00%       1.00%
Other expenses                                         0.49%        0.49%       0.49%
Total fund operating expenses                          1.59%        2.29%       2.29%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $654         $  977       $1,322       $2,295
Class B - with redemption       $732         $1,015       $1,425       $2,450
        - without redemption    $232         $  715       $1,225       $2,450
Class C - with redemption       $332         $  715       $1,225       $2,626
        - without redemption    $232         $  715       $1,225       $2,626

FUND CODES

Class A
---------------------------
Ticker            SPOAX
CUSIP             409906807
Newspaper         MdCpGrA
SEC number        811-4630
JH fund number    39

Class B
---------------------------
Ticker            SPOBX
CUSIP             409906880
Newspaper         MdCpGrB
SEC number        811-4630
JH fund number    139

Class C
---------------------------
Ticker            --
CUSIP             409906823
Newspaper         --
SEC number        811-4630
JH fund number    539

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Regional Bank Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation with moderate income as a secondary objective. To pursue this goal, the fund normally invests at least 65% of assets in a portfolio of stocks of regional banks and lending institutions, including commercial and industrial banks, savings and loan associations and bank holding companies. These financial institutions provide full-service banking, have primarily domestic assets and are typically based outside of money centers, such as New York City and Chicago.

In managing the portfolio, the managers concentrate primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. The managers look for low price/earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industrywide trend toward consolidation, the managers also seek out companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

James K. Schmidt, CFA
-----------------------------------
Executive vice president of adviser
Joined team in 1985
Joined adviser in 1985
Began career in 1979

Thomas M. Finucane
-----------------------------------
Vice president of adviser
Joined team in 1990
Joined adviser in 1990 Began
career in 1990

Thomas C. Goggins
-----------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1981

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

----------------------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
----------------------------------------------------------------------------------------------
 1989    1990      1991      1992      1993      1994      1995      1996      1997     1998

17.34%  -20.57%   63.78%    47.37%    20.51%    -0.20%    47.56%    28.43%    52.84%    0.73%

Best quarter: Q1 '91, 19.45% Worst quarter: Q3 '90, -20.91%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                       Life of
                            1 year         5 year        10 year       Class A
Class A - began 1/3/92      -3.66%         23.43%        --            26.31%
Class B                     -4.13%         23.66%        22.95%        --
Class C - began 3/1/99      --             --            --            --
Index                       28.60%         24.05%        18.95%        19.50%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Another major factor in this fund's performance is the economic condition of the regional banking industry.

When interest rates fall or economic conditions deteriorate, regional bank stocks often suffer greater losses than other stocks. Rising interest rates can cut into profits by reducing the difference between these companies' borrowing and lending rates.

The fund's management strategy will influence performance significantly. If the fund concentrates its investments in regions that experience economic downturns, performance could suffer. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

o  Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

---------------------------------------------------------------------------------------
Shareholder transaction expenses                       Class A      Class B     Class C
---------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                               5.00%        none        none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(1)      5.00%       1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                              Class A      Class B     Class C
---------------------------------------------------------------------------------------
Management fee                                         0.75%        0.75%       0.75%
Distribution and service (12b-1) fees                  0.30%        1.00%       1.00%
Other expenses                                         0.19%        0.19%       0.19%
Total fund operating expenses                          1.24%        1.94%       1.94%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $620         $874         $1,147       $1,925
Class B - with redemption       $697         $909         $1,247       $2,083
        - without redemption    $197         $609         $1,047       $2,083
Class C - with redemption       $297         $609         $1,047       $2,264
        - without redemption    $197         $609         $1,047       $2,264

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------
Ticker            FRBAX
CUSIP             409905106
Newspaper         RgBkA
SEC number        811-3999
JH fund number    1

Class B
---------------------------
Ticker            FRBFX
CUSIP             409905205
Newspaper         RgBkB
SEC number        811-3999
JH fund number    101

Class C
---------------------------
Ticker            --
CUSIP             409905866
Newspaper         --
SEC number        811-3999
JH fund number    501

Small Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of U.S. emerging growth companies with market capitalizations of no more than $1 billion. The managers look for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

In managing the portfolio, the managers emphasize diversification by sector and company. The fund's investments by sector, or sector weightings, generally reflect those of the Russell 2000 Growth Index. The fund normally invests in 150 to 220 companies.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest up to 20% of assets in other types of companies and certain other types of equity securities such as preferred stock. The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
-----------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began career in 1986

Laura J. Allen, CFA
-----------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1981

Anurag Pandit, CFA
-----------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------

 1989    1990     1991    1992    1993    1994     1995    1996    1997    1998

28.85%  -1.15%   58.82%  12.13%  11.82%  -1.49%   42.13%  12.95%  14.45%  11.65%

Best quarter: Q4 '98, 32.73% Worst quarter: Q3 '90, -23.09%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                       Life of
                            1 year        5 year        10 year        Class A
Class A - began 8/22/91     6.75%         14.76%        --             15.46%
Class B                     10.29%        15.02%        17.75%         --
Class C - began 6/1/98      --            --            --             --
Index 1                     -2.55%        11.87%        12.92%         14.09%
Index 2                     1.23%         10.22%        11.54%         11.25%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on emerging growth companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller emerging growth companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's management strategy will influence performance significantly. Emerging growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small-capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

----------------------------------------------------------------------------------------
Shareholder transaction expenses                       Class A      Class B      Class C
----------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                               5.00%        none         none
Maximum deferred s ales charge (load)
as a % of purchase or sale price, whichever is less    none(1)      5.00%        1.00%

----------------------------------------------------------------------------------------
Annual operating expenses                              Class A      Class B      Class C
----------------------------------------------------------------------------------------
Management fee                                         0.75%        0.75%        0.75%
Distribution and service (12b-1) fees                  0.25%        1.00%        1.00%
Other expenses                                         0.36%        0.36%        0.36%
Total fund operating expenses                          1.36%        2.11%        2.11%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $632         $909         $1,207       $2,053
Class B - with redemption       $714         $961         $1,334       $2,250
        - without redemption    $214         $661         $1,134       $2,250
Class C - with redemption       $314         $661         $1,134       $2,441
        - without redemption    $214         $661         $1,134       $2,441

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------
Ticker            TAEMX
CUSIP             478032105
Newspaper         SmCpGrA
SEC number        811-3392
JH fund number    60

Class B
---------------------------
Ticker            TSEGX
CUSIP             478032204
Newspaper         SmCpGrB
SEC number        811-3392
JH fund number    160

Class C
---------------------------
Ticker            --
CUSIP             478032501
Newspaper         --
SEC number        811-3392
JH fund number    560

Small Cap Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund invests at least 65% of assets in stocks of companies with market capitalizations under $1 billion.

In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The managers use fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors.

The fund invests primarily in stocks of U.S. companies, but may invest up to 50% of assets in foreign securities and up to 15% of net assets in bonds that may be rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.) The fund may also invest in certain other types of equity and debt securities, and may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Keefe, CFA
-----------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1987

Timothy E. Quinlisk, CFA
-----------------------------------
Second vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1985

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                    1994     1995     1996    1997    1998

                                    7.81%   20.26%   12.91%  25.25%  -2.10%

Best quarter: Q4 '98, 21.34% Worst quarter: Q3 '98, -21.43%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                       1 year        5 year
Class A - began 1/3/94                                 -7.02%        11.28%
Class B - began 1/3/94                                 -7.57%        11.36%
Class C - began 5/1/98                                 --            --
Index                                                  -2.55%        11.87%

Index: Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's management strategy will influence performance significantly. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the industries or companies the fund invests in do not perform as expected, or if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small-capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares have a short history, their expenses are based on Class B expenses.

--------------------------------------------------------------------------------------
Shareholder transaction expenses                      Class A      Class B     Class C
--------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                              5.00%        none        none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less   none(1)      5.00%       1.00%

--------------------------------------------------------------------------------------
Annual operating expenses                             Class A      Class B     Class C
--------------------------------------------------------------------------------------
Management fee                                        0.70%        0.70%       0.70%
Distribution and service (12b-1) fees                 0.30%        1.00%       1.00%
Other expenses                                        0.62%        0.62%       0.62%
Total fund operating expenses                         1.62%        2.32%       2.32%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $657         $  986       $1,337       $2,326
Class B - with redemption       $735         $1,024       $1,440       $2,481
        - without redemption    $235         $  724       $1,240       $2,481
Class C - with redemption       $335         $  724       $1,240       $2,656
        - without redemption    $235         $  724       $1,240       $2,656

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------
Ticker            SPVAX
CUSIP             409905700
Newspaper         SmCpVlA
SEC number        811-3999
JH fund number    37

Class B
---------------------------
Ticker            SPVBX
CUSIP             409905809
Newspaper         SmCpVlB
SEC number        811-3999
JH fund number    137

Class C
---------------------------
Ticker            --
CUSIP             409905882
Newspaper         --
SEC number        811-3999
JH fund number    537

Special Equities Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of emerging growth companies and companies in situations offering unusual or one-time opportunities. Emerging growth companies tend to have small market capitalizations, typically less than $1 billion.

In managing the portfolio, the managers focus on stock selection and then consider sector and geographic diversification. The portfolio typically includes 80 to 100 companies. The types of high-growth companies targeted by the fund tend to cluster in certain sectors, such as technology.

In choosing individual securities, the management team uses fundamental financial analysis to identify companies with strong and accelerating earnings growth. The managers favor companies that dominate their market niches or are poised to become market leaders. The managers look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in certain other types of equity securities such as preferred stock. It may also invest in foreign securities. In addition, the fund may make limited use of derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PORTFOLIO MANAGERS

Laura J. Allen, CFA
-----------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1981

Bernice S. Behar, CFA
-----------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1991
Began career in 1986

Anurag Pandit, CFA
-----------------------------------
Vice president of adviser
Joined team in 1998
Joined adviser in 1996
Began career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1989    1990     1991    1992    1993    1994     1995    1996    1997    1998

27.87%  -8.70%   84.49%  30.41%  19.74%   2.02%   50.44%   3.74%   4.90%  -5.32%

Best quarter: Q1 '91, 32.31% Worst quarter: Q3 '98, -26.82%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                       Life of
                            1 year         5 year        10 year       Class B
Class A                     -10.04%        8.48%         17.58%        --
Class B - began 3/1/93      -10.63%        8.54%         --            12.09%
Class C - began 3/1/99      --             --            --            --
Index 1                     -2.55%         11.87%        12.92%        12.20%
Index 2                     1.23%          10.22%        11.54%        10.76%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of small-capitalization companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Special-situation companies often have histories of uneven performance, and circumstances that appear to offer opportunities for growth do not necessarily lead to growth.

The fund's management strategy will influence performance significantly. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small-capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class C shares are new, their expenses are based on Class B expenses.

----------------------------------------------------------------------------------------
Shareholder transaction expenses                       Class A      Class B      Class C
----------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                               5.00%        none         none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(1)      5.00%        1.00%

----------------------------------------------------------------------------------------
Annual operating expenses                              Class A      Class B      Class C
----------------------------------------------------------------------------------------
Management fee                                         0.81%        0.81%        0.81%
Distribution and service (12b-1) fees                  0.30%        1.00%        1.00%
Other expenses                                         0.35%        0.35%        0.35%
Total fund operating expenses                          1.46%        2.16%        2.16%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $641         $939         $1,258       $2,159
Class B - with redemption       $719         $976         $1,359       $2,315
        - without redemption    $219         $676         $1,159       $2,315
Class C - with redemption       $319         $676         $1,159       $2,493
        - without redemption    $219         $676         $1,159       $2,493

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------
Ticker            JHNSX
CUSIP             410225106
Newspaper         SpclEA
SEC number        811-4079
JH fund number    18

Class B
---------------------------
Ticker            SPQBX
CUSIP             410225205
Newspaper         SpclEB
SEC number        811-4079
JH fund number    118

Class C
---------------------------
Ticker            --
CUSIP             410225403
Newspaper         --
SEC number        811-4079
JH fund number    518

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o  Front-end sales charges, as described at right.

o  Distribution and service (12b-1) fees of 0.30% (0.25% for Small Cap Growth).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o  A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than if they had paid a sales charge.


Special Equities Fund offers Class Y shares and Core Growth Fund and Core Value Fund offer Class I shares, which have their own expense structure and are available to financial institutions only. Call Signature Services for more information (see back cover of this prospectus).


Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of              As a % of your
Your investment            offering price         investment
Up to $49,999              5.00%                  5.26%
$50,000 - $99,999          4.50%                  4.71%
$100,000 - $249,999        3.50%                  3.63%
$250,000 - $499,999        2.50%                  2.56%
$500,000 - $999,999        2.00%                  2.04%
$1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                                                CDSC on shares
Your investment                                                 being sold
First $1M - $4,999,999                                          1.00%
Next $1 - $5M above that                                        0.50%
Next $1 or more above that                                      0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the last day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


22 YOUR ACCOUNT

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                  CDSC on shares
Years after purchase                                              being sold
1st year                                                          5.00%
2nd year                                                          4.00%
3rd or 4th year                                                   3.00%
5th year                                                          2.00%
6th year                                                          1.00%
After 6th year                                                    none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                              CDSC
1st year                                                          1.00%
After 1st year                                                    none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.



To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o  to make payments through certain systematic withdrawal plans

o  to make certain distributions from a retirement plan

o  because of shareholder death or disability



To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

                                                                 YOUR ACCOUNT 23

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o  selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o  certain insurance company contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o  non-retirement account: $1,000

   o  retirement account: $250

   o  group investments: $250

   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


24 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                 Adding to an account

By check

[Clip Art]  o  Make out a check for            o  Make out a check for
               the investment amount,             the investment amount
               payable to "John                   payable to "John
               Hancock Signature                  Hancock Signature
               Services, Inc."                    Services, Inc."

            o  Deliver the check and           o  Fill out the detachable
               your completed                     investment slip from an
               application to your                account statement. If
               financial                          no slip is available,
               representative, or mail            include a note
               them to Signature                  specifying the fund
               Services (address                  name, your share class,
               below).                            your account number and
                                                  the name(s) in which
                                                  the account is
                                                  registered.

                                               o  Deliver the check and
                                                  your investment slip or
                                                  note to your financial
                                                  representative, or mail
                                                  them to Signature
                                                  Services (address
                                                  below).

By exchange

[Clip Art]  o  Call your financial             o  Call your financial
               representative or                  representative or
               Signature Services to              Signature Services to
               request an exchange.               request an exchange.

By wire

[Clip Art]  o  Deliver your completed          o  Instruct your bank to
               application to your                wire the amount of your
               financial                          investment to:
               representative, or mail              First Signature Bank & Trust
               it to Signature                      Account # 900000260
               Services.                            Routing # 211475000

            o  Obtain your account             Specify the fund name,
               number by calling your          your share class, your
               financial                       account number and the
               representative or               name(s) in which the
               Signature Services.             account is registered.
                                               Your bank may charge a fee
            o  Instruct your bank to           to wire funds.
               wire the amount of your
               investment to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000

            Specify the fund name,
            your choice of share
            class, the new account
            number and the name(s) in
            which the account is
            registered. Your bank may
            charge a fee to wire
            funds.

By phone

[Clip Art]  See "By wire" and "By              o  Verify that your bank
            exchange."                            or credit union is a
                                                  member of the Automated
                                                  Clearing House (ACH)
                                                  system.

                                               o  Complete the "Invest By
                                                  Phone" and "Bank
                                                  Information" sections
                                                  on your account
                                                  application.

                                               o  Call Signature Services
                                                  to verify that these
                                                  features are in place
                                                  on your account.

                                               o  Tell the Signature
                                                  Services representative
                                                  the fund name, your
                                                  share class, your
                                                  account number, the
                                                  name(s) in which the
                                                  account is registered
                                                  and the amount of your
                                                  investment.

-------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

-------------------------------------------

                        To open or add to an account using the Monthly Automatic
                       Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 25

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o  Accounts of any type.           o  Write a letter of
                                                  instruction or complete
            o  Sales of any amount.               a stock power
                                                  indicating the fund
                                                  name, your share class,
                                                  your account number,
                                                  the name(s) in which
                                                  the account is
                                                  registered and the
                                                  dollar value or number
                                                  of shares you wish to
                                                  sell.

                                               o  Include all signatures
                                                  and any additional
                                                  documents that may be
                                                  required (see next
                                                  page).

                                               o  Mail the materials to
                                                  Signature Services.

                                               o  A check will be mailed
                                                  to the name(s) and
                                                  address in which the
                                                  account is registered,
                                                  or otherwise according
                                                  to your letter of
                                                  instruction.

By phone

[Clip Art]  o  Most accounts.                  o  For automated service
                                                  24 hours a day using
            o  Sales of up to                     your touch-tone phone,
               $100,000.                          call the EASI-Line at
                                                  1-800-338-8080.

                                               o  To place your order,
                                                  call your financial
                                                  representative or
                                                  Signature Services
                                                  between 8 A.M. and 4
                                                  P.M. Eastern Time on
                                                  most business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o  Requests by letter to           o  To verify that the
               sell any amount                    telephone redemption
               (accounts of any type).            privilege is in place
                                                  on an account, or to
            o  Requests by phone to               request the form to add
               sell up to $100,000                it to an existing
               (accounts with                     account, call Signature
               telephone redemption               Services.
               privileges).
                                               o  Amounts of $1,000 or
                                                  more will be wired on
                                                  the next business day.
                                                  A $4 fee will be
                                                  deducted from your
                                                  account.

                                               o  Amounts of less than
                                                  $1,000 may be sent by
                                                  EFT or by check. Funds
                                                  from EFT transactions
                                                  are generally available
                                                  by the second business
                                                  day. Your bank may
                                                  charge a fee for this
                                                  service.

By exchange

[Clip Art]  o  Accounts of any type.           o  Obtain a current
                                                  prospectus for the fund
            o  Sales of any amount.               into which you are
                                                  exchanging by calling
                                                  your financial
                                                  representative or
                                                  Signature Services.

                                               o  Call your financial
                                                  representative or
                                                  Signature Services to
                                                  request an exchange.


26 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:


o  your address of record has changed within the past 30 days

o  you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint, sole       o  Letter of instruction.
proprietorship, UGMA/UTMA
(custodial accounts for minors) or      o  On the letter, the
general partner accounts.                  signatures and titles of
                                           all persons authorized to
                                           sign for the account,
                                           exactly as the account is
                                           registered.

                                        o  Signature guarantee if
                                           applicable (see above).

Owners of corporate or association      o  Letter of instruction.
accounts.


                                        o  Corporate resolution,
                                           certified within the past
                                           12 months, or a
                                           business/organization
                                           certification form.


                                        o  On the letter and the
                                           resolution, the signature
                                           of the person(s)
                                           authorized to sign for the
                                           account.

                                        o  Signature guarantee if
                                           applicable (see above).

Owners or trustees of trust             o  Letter of instruction.
accounts.
                                        o  On the letter, the
                                           signature(s) of the
                                           trustee(s).


                                        o  Copy of the trust document
                                           certified within the past
                                           12 months or a trust
                                           certification form.


                                        o  Signature guarantee if
                                           applicable (see above).

Joint tenancy shareholders with         o  Letter of instruction
rights of survivorship whose               signed by surviving
co-tenants are deceased.                   tenant.

                                        o  Copy of death certificate.

                                        o  Signature guarantee if
                                           applicable (see above).

Executors of shareholder estates.       o  Letter of instruction
                                           signed by executor.

                                        o  Copy of order appointing
                                           executor, certified within
                                           the past 12 months.

                                        o  Signature guarantee if
                                           applicable (see above).

Administrators, conservators,           o  Call 1-800-225-5291 for
guardians and other sellers or             instructions.
account types not listed above.

-------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

-------------------------------------------

                        To sell shares through a systematic withdrawal plan, see "Additional investor services."


                                                                 YOUR ACCOUNT 27

--------------------------------------------------------------------------------
TRANSACTION POLICIES


Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.


Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o  after any changes of name or address of the registered owner(s)

o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally distribute most or all of their net earnings in the form of dividends. Any capital gains are distributed annually. Regional Bank Fund typically pays income dividends quarterly. Core Growth, Core Value and Financial Industries funds typically pay income dividends annually. The other funds do not usually pay income dividends. Most of these dividends are from capital gains.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends


28 YOUR ACCOUNT
mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

Year 2000 compliance The adviser and the funds' service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the funds invest, the funds' operations or financial markets generally.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 29

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock growth funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees of the Core Growth, Core Value, Financial Industries, Small Cap Growth and Mid Cap Growth funds have the power to change these funds' respective investment goals without shareholder approval.


Management fees The management fees paid to the investment adviser by the John Hancock growth funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                        % of net assets
--------------------------------------------------------------------------------
Core Growth                                                 0.00%
Core Value                                                  0.00%
Financial Industries                                        0.76%
Large Cap Growth                                            0.75%
Mid Cap Growth                                              0.80%
Regional Bank                                               0.75%
Small Cap Growth                                            0.75%
Small Cap Value                                             0.09%
Special Equities                                            0.81%


[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

                                                                        Asset
                                                                      management


                            ------------------------
                                   Subadviser

                             Independent Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109
                            ------------------------


                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


30 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Core Growth Fund

The financial information presented is for periods prior to the creation of Class A, B and C shares on July 1, 1999. The financial highlights for Class A, B and C shares will differ due to the distribution fees.

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class I - period ended:                                                           2/96(1)         2/97         2/98         2/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $8.50         $9.29       $11.01       $14.88
Net investment income (loss)(2)                                                     0.03          0.05         0.04         0.01
Net realized and unrealized gain (loss) on investments                              0.81          2.16         4.34         3.40
Total from investment operations                                                    0.84          2.21         4.38         3.41
Less distributions:
  Dividends from net investment income                                             (0.03)        (0.04)       (0.03)       (0.02)
  Distributions in excess of net investment income                                    --            --           --        (0.00)(3)
  Distributions from net realized gain on investments sold                         (0.02)        (0.45)       (0.48)       (0.62)
  Total distributions                                                              (0.05)        (0.49)       (0.51)       (0.64)
Net asset value, end of period                                                     $9.29        $11.01       $14.88       $17.65
Total investment return at net asset value(4) (%)                                   9.94(5)      24.19        40.52        22.92
Total adjusted investment return at net asset value(4,6) (%)                       (5.63)(5)     17.40        37.95        21.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                         549           883        4,605        7,855
Ratio of expenses to average net assets (%)                                         0.95(7)       0.95         0.95         0.95
Ratio of adjusted expenses to average net assets(8,9) (%)                          38.57(7)       7.74         3.52         1.98
Ratio of net investment income (loss) to average net assets (%)                     0.91(7)       0.49         0.34         0.06
Ratio of adjusted net investment income (loss) to average net assets(8,9) (%)     (36.71)(7)     (6.30)       (2.23)       (0.97)
Portfolio turnover rate (%)                                                           21           142           91           54
Fee reduction per share(2) ($)                                                      1.36          0.68         0.33         0.17

(1) Began operations on October 2, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Total investment return assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


                                                                 FUND DETAILS 31

Core Value Fund

The financial information presented is for periods prior to reclassification as Class A shares on July 1, 1999.

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                            2/96(1)          2/97         2/98         2/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $8.50           $9.47       $10.88       $13.93
Net investment income (loss)(2)                                                      0.10            0.23         0.21         0.15
Net realized and unrealized gain (loss) on investments                               0.96            1.77         3.33         1.23
Total from investment operations                                                     1.06            2.00         3.54         1.38
Less distributions:
  Dividends from net investment income                                              (0.09)          (0.19)       (0.13)       (0.18)
  Distributions from net realized gain on investments sold                             --           (0.40)       (0.36)       (2.77)
  Total distributions                                                               (0.09)          (0.59)       (0.49)       (2.95)
Net asset value, end of period                                                      $9.47          $10.88       $13.93       $12.36
Total investment return at net asset value(3) (%)                                   12.52(4)        21.36        32.97         9.87
Total adjusted investment return at net asset value(3,5) (%)                        (1.18)(4)       15.92        32.02         8.94
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                          682           1,323        7,747        6,685
Ratio of expenses to average net assets (%)                                          0.95(6)         0.95         0.95         0.95
Ratio of adjusted expenses to average net assets(7,8) (%)                           34.06(6)         6.39         1.90         1.88
Ratio of net investment income (loss) to average net assets (%)                      2.81(6)         2.26         1.60         1.03
Ratio of adjusted net investment income (loss) to average net assets(7,8) (%)      (30.30)(6)       (3.18)        0.65         0.10
Portfolio turnover rate (%)                                                            12              66          119           61
Fee reduction per share(2) ($)                                                       1.22            0.55         0.12         0.13

(1) Began operations on October 2, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net income as a percentage of average net assets is expected to increase as the net assets of the fund grow.


32 FUND DETAILS

Financial Industries Fund

Figures audited by PricewaterhouseCoopers LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                               10/96(1)             10/97           10/98
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                    $8.50             $11.03          $14.26
Net investment income (loss)(2)                                                          0.02               0.14            0.15
Net realized and unrealized gain (loss) on investments                                   2.51               3.77            0.52(3)
Total from investment operations                                                         2.53               3.91            0.67
Less distributions:
  Dividends from net investment income                                                     --              (0.03)          (0.11)
  Distributions from net realized gain on investments sold                                 --              (0.65)          (0.02)
  Total distributions                                                                      --              (0.68)          (0.13)
Net asset value, end of period                                                         $11.03             $14.26          $14.80
Total investment return at net asset value(4) (%)                                       29.76(5)           37.19            4.66
Total adjusted investment return at net asset value(4,6) (%)                            26.04(5)           36.92              --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                              895            416,698         861,582
Ratio of expenses to average net assets (%)                                              1.20(7)            1.20            1.37
Ratio of adjusted expenses to average net assets(8) (%)                                  7.07(7)            1.47              --
Ratio of net investment income (loss) to average net assets (%)                          0.37(7)            1.10            0.92
Ratio of adjusted net investment income (loss) to average net assets(8) (%)             (5.50)(7)           0.83              --
Portfolio turnover rate (%)                                                                31                  6              30
Fee reduction per share(2) ($)                                                           0.38               0.03              --

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                                          10/97(1)                  10/98
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                               $11.43                 $14.18
Net investment income (loss)(2)                                                                      0.04                   0.03
Net realized and unrealized gain (loss) on investments                                               2.71                   0.54(3)
Total from investment operations                                                                     2.75                   0.57
Less distributions:
  Dividends from net investment income                                                                 --                  (0.03)
  Distributions from net realized gain on investments sold                                             --                  (0.02)
  Total distributions                                                                                  --                  (0.05)
Net asset value, end of period                                                                     $14.18                 $14.70
Total investment return at net asset value(4) (%)                                                   24.06(5)                3.95
Total adjusted investment return at net asset value(4,6) (%)                                        23.85(5)                  --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                    1,308,946              2,603,021
Ratio of expenses to average net assets (%)                                                          1.90(7)                2.07
Ratio of adjusted expenses to average net assets(8) (%)                                              2.17(7)                  --
Ratio of net investment income (loss) to average net assets (%)                                      0.40(7)                0.22
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                          0.13(7)                  --
Portfolio turnover rate (%)                                                                             6                     30
Fee reduction per share(2) ($)                                                                       0.03                     --

(1) Class A and Class B shares began operations on March 14, 1996 and January 14, 1997, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Amount shown for a share outstanding does not correspond with aggregate net gain (loss) on investments for the period ended October 31, 1998, due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.


                                                                 FUND DETAILS 33

Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

--------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            12/93     12/94     12/95     10/96(1)
--------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $17.32    $17.40    $15.89       $19.51
Net investment income (loss)                                       (0.11)    (0.10)    (0.09)(2)    (0.13)(2)
Net realized and unrealized gain (loss) on investments              2.33     (1.21)     4.40         3.90
Total from investment operations                                    2.22     (1.31)     4.31         3.77
Less distributions:
  Distributions from net realized gain on investments sold         (2.14)    (0.20)    (0.69)          --
Net asset value, end of period                                    $17.40    $15.89    $19.51       $23.28
Total investment return at net asset value(3) (%)                  13.03     (7.50)    27.17        19.32(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     162,937   146,466   241,700      279,425
Ratio of expenses to average net assets (%)                         1.56      1.65      1.48         1.48(5)
Ratio of net investment income (loss) to average net assets (%)    (0.67)    (0.64)    (0.46)       (0.73)(5)
Portfolio turnover rate (%)                                           68        52        68(6)        59

------------------------------------------------------------------------------------------
Class A - period ended:                                             10/97        10/98
------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $23.28       $24.37
Net investment income (loss)                                        (0.12)(2)    (0.11)(2)
Net realized and unrealized gain (loss) on investments               3.49         2.17
Total from investment operations                                     3.37         2.06
Less distributions:
  Distributions from net realized gain on investments sold          (2.28)       (4.16)
Net asset value, end of period                                     $24.37       $22.27
Total investment return at net asset value(3) (%)                   16.05         9.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      303,067      381,591
Ratio of expenses to average net assets (%)                          1.44         1.40
Ratio of net investment income (loss) to average net assets (%)     (0.51)       (0.50)
Portfolio turnover rate (%)                                           133          153(6)

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                          12/94(7)       12/95     10/96(1)        10/97      10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $17.16      $15.83       $19.25       $22.83     $23.70
Net investment income (loss)(2)                                     (0.20)      (0.26)       (0.26)       (0.27)     (0.25)
Net realized and unrealized gain (loss) on investments              (0.93)       4.37         3.84         3.42       2.09
Total from investment operations                                    (1.13)       4.11         3.58         3.15       1.84
Less distributions:
  Distributions from net realized gain on investments sold          (0.20)      (0.69)          --        (2.28)     (4.16)
Net asset value, end of period                                     $15.83      $19.25       $22.83       $23.70     $21.38
Total investment return at net asset value(3) (%)                   (6.56)(4)   26.01        18.60(4)     15.33       9.04
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        3,807      15,913       25,474       36,430    217,448
Ratio of expenses to average net assets (%)                          2.38(5)     2.31         2.18(5)      2.13       2.08
Ratio of net investment income (loss) to average net assets (%)     (1.25)(5)   (1.39)       (1.42)(5)    (1.20)     (1.16)
Portfolio turnover rate (%)                                            52          68(6)        59          133        153(6)

------------------------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                                                             10/98(7)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                  $21.43
Net investment income (loss)(2)                                                                                        (0.10)
Net realized and unrealized gain (loss) on investments                                                                  0.04
Total from investment operations                                                                                       (0.06)
Net asset value, end of period                                                                                        $21.37
Total investment return at net asset value(3) (%)                                                                      (0.28)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                             152
Ratio of expenses to average net assets (%)                                                                             2.10(5)
Ratio of net investment income (loss) to average net assets (%)                                                        (1.14)(5)
Portfolio turnover rate (%)                                                                                              153(6)

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Excludes merger activity.
(7) Class B and Class C shares began operations on January 3, 1994 and June 1, 1998, respectively.


34 FUND DETAILS

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                10/94(1)       10/95      10/96       10/97       10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $8.50        $7.93      $9.32      $10.92      $11.40
Net investment income (loss)(2)                                          (0.03)       (0.07)     (0.11)      (0.06)      (0.09)
Net realized and unrealized gain (loss) on investments                   (0.54)        1.46       3.34        1.00       (0.89)
Total from investment operations                                         (0.57)        1.39       3.23        0.94       (0.98)
Less distributions:
  Distributions from net realized gain on investments sold                  --           --      (1.63)      (0.46)      (1.31)
Net asset value, end of period                                           $7.93        $9.32     $10.92      $11.40       $9.11
Total investment return at net asset value(3) (%)                        (6.71)       17.53      36.15        8.79       (9.40)
Total adjusted investment return at net asset value(3,4) (%)             (6.83)          --         --          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            92,325      101,562    156,578     141,997     101,138
Ratio of expenses to average net assets (%)                               1.50         1.59       1.59        1.59        1.59
Ratio of adjusted expenses to average net assets(5) (%)                   1.62           --         --          --          --
Ratio of net investment income (loss) to average net assets (%)          (0.41)       (0.87)     (1.00)      (0.57)      (0.86)
Ratio of adjusted net investment (loss) to average net assets(5) (%)     (0.53)          --         --          --          --
Portfolio turnover rate (%)                                                 57          155        240         317         168
Fee reduction per share ($)                                               0.01(2)        --         --          --          --

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                 10/94(1)      10/95      10/96      10/97        10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $8.50        $7.87      $9.19      $10.67      $11.03
Net investment income (loss)(2)                                          (0.09)       (0.13)     (0.18)      (0.13)      (0.15)
Net realized and unrealized gain (loss) on investments                   (0.54)        1.45       3.29        0.95       (0.85)
Total from investment operations                                         (0.63)        1.32       3.11        0.82       (1.00)
Less distributions:
  Distributions from net realized gain on investments sold                  --           --      (1.63)      (0.46)      (1.31)
Net asset value, end of period                                           $7.87        $9.19     $10.67      $11.03       $8.72
Total investment return at net asset value(3) (%)                        (7.41)       16.77      35.34        7.84       (9.97)
Total adjusted investment return at net asset value(3,4) (%)             (7.53)          --         --          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           131,983      137,363    238,901     204,812     134,188
Ratio of expenses to average net assets (%)                               2.22         2.30       2.29        2.28        2.27
Ratio of adjusted expenses to average net assets(5) (%)                   2.34           --         --          --          --
Ratio of net investment income (loss) to average net assets (%)          (1.13)       (1.55)     (1.70)      (1.25)      (1.54)
Ratio of adjusted net investment (loss) to average net assets(5) (%)     (1.25)          --         --          --          --
Portfolio turnover rate (%)                                                 57          155        240         317         168
Fee reduction per share ($)                                               0.01(2)        --         --          --          --

------------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                                                  10/98(1)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                     $9.99
Net investment income (loss)(2)                                                                                          (0.06)
Net realized and unrealized gain (loss) on investments                                                                   (1.21)
Total from investment operations                                                                                         (1.27)
Net asset value, end of period                                                                                           $8.72
Total investment return at net asset value(3) (%)                                                                       (12.71)(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                               100
Ratio of expenses to average net assets (%)                                                                               2.29(7)
Ratio of net investment income (loss) to average net assets (%)                                                          (1.66)(7)
Portfolio turnover rate (%)                                                                                                168

(1) Class A and Class B shares began operations on November 1, 1993. Class C shares began operations on June 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Not annualized.
(7) Annualized.


                                                                 FUND DETAILS 35

Regional Bank Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             10/94      10/95       10/96       10/97        10/98
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $21.62     $21.52      $27.14      $33.99       $48.73
Net investment income (loss)(1)                                      0.39       0.52        0.63        0.64         0.66
Net realized and unrealized gain (loss) on investments               0.91       5.92        7.04       15.02         1.99
Total from investment operations                                     1.30       6.44        7.67       15.66         2.65
Less distributions:
  Dividends from net investment income                              (0.34)     (0.48)      (0.60)      (0.61)       (0.65)
  Distributions from net realized gain on investments sold          (1.06)     (0.34)      (0.22)      (0.31)       (0.39)
  Total distributions                                               (1.40)     (0.82)      (0.82)      (0.92)       (1.04)
Net asset value, end of period                                     $21.52     $27.14      $33.99      $48.73       $50.34
Total investment return at net asset value(2) (%)                    6.44      31.00       28.78       46.79         5.33
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      216,978    486,631     860,843   1,596,836    1,500,200
Ratio of expenses to average net assets (%)                          1.34       1.39        1.36        1.30         1.24
Ratio of net investment income to average net assets (%)             1.78       2.23        2.13        1.55         1.23
Portfolio turnover rate (%)                                            13         14           8           5            5

------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                             10/94      10/95       10/96       10/97        10/98
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $21.56     $21.43      $27.02      $33.83       $48.48
Net investment income (loss)(1)                                      0.23       0.36        0.42        0.35         0.30
Net realized and unrealized gain (loss) on investments               0.91       5.89        7.01       14.95         1.97
Total from investment operations                                     1.14       6.25        7.43       15.30         2.27
Less distributions:
  Dividends from net investment income                              (0.21)     (0.32)      (0.40)      (0.34)       (0.28)
  Distributions from net realized gain on investments sold          (1.06)     (0.34)      (0.22)      (0.31)       (0.39)
  Total distributions                                               (1.27)     (0.66)      (0.62)      (0.65)       (0.67)
Net asset value, end of period                                     $21.43     $27.02      $33.83      $48.48       $50.08
Total investment return at net asset value(2) (%)                    5.69      30.11       27.89       45.78         4.62
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      522,207  1,236,447   2,408,514   4,847,755    4,506,983
Ratio of expenses to average net assets (%)                          2.06       2.09        2.07        2.00         1.92
Ratio of net investment income (loss) to average net assets (%)      1.07       1.53        1.42        0.84         0.56
Portfolio turnover rate (%)                                            13         14           8           5            5

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.


36 FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                          10/94    10/95(2)       10/96       10/97         10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $6.47       $6.71       $9.02      $10.22        $12.35
Net investment income (loss)(3)                                     (0.04)      (0.07)      (0.09)      (0.07)        (0.08)
Net realized and unrealized gain (loss) on investments               0.28        2.38        1.29        2.41         (1.34)
Total from investment operations                                     0.24        2.31        1.20        2.34         (1.42)
Less distributions:
  Distributions from net realized gain on investments sold             --          --          --       (0.21)        (2.52)
Net asset value, end of period                                      $6.71       $9.02      $10.22      $12.35         $8.41
Total investment return at net asset value(4) (%)                    3.59       34.56       13.27       23.35        (14.14)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      131,053     179,481     218,497     209,384       179,700
Ratio of expenses to average net assets (%)                          1.44        1.38        1.32        1.29(5)       1.36(5)
Ratio of net investment income (loss) to average net assets (%)     (0.71)      (0.83)      (0.86)      (0.57)        (1.02)
Portfolio turnover rate (%)                                            25          23          44          96           103

------------------------------------------------------------------------------------------------------------------------------------
Class B(1) - period ended:                                          10/94    10/95(2)       10/96       10/97         10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $6.33       $6.51       $8.70       $9.78        $11.72
Net investment income (loss)(3)                                     (0.09)      (0.11)      (0.15)      (0.14)        (0.15)
Net realized and unrealized gain (loss) on investments               0.27        2.30        1.23        2.29         (1.24)
Total from investment operations                                     0.18        2.19        1.08        2.15         (1.39)
Less distributions:
  Distributions from net realized gain on investments sold             --          --          --       (0.21)        (2.52)
Net asset value, end of period                                      $6.51       $8.70       $9.78      $11.72         $7.81
Total investment return at net asset value(4) (%)                    2.80       33.60       12.48       22.44        (14.80)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      283,435     393,478     451,268     472,594       361,992
Ratio of expenses to average net assets (%)                          2.19        2.11        2.05        2.02(5)       2.07(5)
Ratio of net investment income (loss) to average net assets (%)     (1.46)      (1.55)      (1.59)      (1.30)        (1.73)
Portfolio turnover rate (%)                                            25          23          44          96           103

------------------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                                                               10/98(6)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                  $8.96
Net investment income (loss)(3)                                                                                       (0.03)
Net realized and unrealized gain (loss) on investments                                                                (1.12)
Total from investment operations                                                                                      (1.15)
Net asset value, end of period                                                                                        $7.81
Total investment return at net asset value(4) (%)                                                                    (12.83)(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                            468
Ratio of expenses to average net assets (%)                                                                            2.11(5,8)
Ratio of net investment income (loss) to average net assets (%)                                                       (1.86)(8)
Portfolio turnover rate (%)                                                                                             103

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(6) Class C shares began operations on June 1, 1998.
(7) Not annualized.
(8) Annualized.


                                                                 FUND DETAILS 37

Small Cap Value Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                       12/94(1)    12/95     12/96     12/97    10/98(2)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $8.50      $8.99    $10.39    $10.32     $12.27
Net investment income (loss)(3)                                                 0.18       0.21      0.14      0.06       0.02
Net realized and unrealized gain (loss) on investments                          0.48       1.60      1.17      2.52      (1.47)
Total from investment operations                                                0.66       1.81      1.31      2.58      (1.45)
Less distributions:
  Dividends from net investment income                                         (0.17)     (0.20)    (0.14)    (0.03)        --
  Distributions from net realized gain on investments sold                        --      (0.21)    (1.24)    (0.60)        --
  Total distributions                                                          (0.17)     (0.41)    (1.38)    (0.63)        --
Net asset value, end of period                                                 $8.99     $10.39    $10.32    $12.27     $10.82
Total investment return at net asset value(4) (%)                               7.81(5)   20.26     12.91     25.25     (11.82)(5)
Total adjusted investment return at net asset value(4,6) (%)                    7.30(5)   19.39     12.20     24.65     (12.33)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   4,420     12,845    15,853    20,961     22,528
Ratio of expenses to average net assets (%)                                     0.99(7)    0.98      0.99      0.99       1.01(7)
Ratio of adjusted expenses to average net assets(8) (%)                         4.98(7)    1.85      1.70      1.59       1.62(7)
Ratio of net investment income (loss) to average net assets (%)                 2.10(7)    2.04      1.31      0.47       0.25(7)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)    (1.89)(7)   1.17      0.60     (0.13)     (0.36)(7)
Portfolio turnover rate (%)                                                      0.3          9        72       140         69
Fee reduction per share(3) ($)                                                  0.34       0.09      0.08      0.07       0.06

------------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                                      12/94(1)    12/95     12/96     12/97    10/98(2)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                           $8.50      $9.00    $10.38    $10.31     $12.21
Net investment income (loss)(3)                                                 0.13       0.12      0.07     (0.03)     (0.04)
Net realized and unrealized gain (loss) on investments                          0.48       1.59      1.17      2.53      (1.46)
Total from investment operations                                                0.61       1.71      1.24      2.50      (1.50)
Less distributions:
  Dividends from net investment income                                         (0.11)     (0.12)    (0.07)       --         --
  Distributions from net realized gain on investments sold                        --      (0.21)    (1.24)    (0.60)        --
  Total distributions                                                          (0.11)     (0.33)    (1.31)    (0.60)        --
Net asset value, end of period                                                 $9.00     $10.38    $10.31    $12.21     $10.71
Total investment return at net asset value(4) (%)                               7.15(5)   19.11     12.14     24.41     (12.29)(5)
Total adjusted investment return at net asset value(4,6) (%)                    6.64(5)   18.24     11.43     23.81     (12.80)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   3,296     16,994    22,097    35,033     30,637
Ratio of expenses to average net assets (%)                                     1.72(7)    1.73      1.69      1.69       1.71(7)
Ratio of adjusted expenses to average net assets(8) (%)                         5.71(7)    2.60      2.40      2.29       2.32(7)
Ratio of net investment income (loss) to average net assets (%)                 1.53(7)    1.21      0.62     (0.24)     (0.45)(7)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)    (2.46)(7)   0.34     (0.09)    (0.84)     (1.06)(7)
Portfolio turnover rate (%)                                                      0.3          9        72       140         69
Fee reduction per share(3) ($)                                                  0.34       0.09      0.08      0.07       0.06


38 FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                                                                  10/98(1)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                                                      $13.39
Net investment income (loss)(3)                                                                                            (0.03)
Net realized and unrealized gain (loss) on investments                                                                     (2.65)
Total from investment operations                                                                                           (2.68)
Net asset value, end of period                                                                                            $10.71
Total investment return at net asset value(4) (%)                                                                         (20.01)(5)
Total adjusted investment return at net asset value(4,6) (%)                                                              (20.32)(5)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                                                $422
Ratio of expenses to average net assets (%)                                                                                 1.71(7)
Ratio of adjusted expenses to average net assets(8) (%)                                                                     2.32(7)
Ratio of net investment income (loss) to average net assets (%)                                                            (0.54)(7)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                                                (1.15)(7)
Portfolio turnover rate (%)                                                                                                   69
Fee reduction per share(3) ($)                                                                                              0.04

(1) Class A and Class B shares began operations on January 3, 1994. Class C shares began operations on May 1, 1998.
(2) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.


                                                                 FUND DETAILS 39

Special Equities Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             10/94        10/95       10/96       10/97       10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $16.13       $16.11      $22.15      $24.53      $26.32
Net investment income (loss)(1)                                     (0.21)       (0.18)      (0.22)      (0.29)      (0.27)
Net realized and unrealized gain (loss) on investments               0.19         6.22        3.06        2.08       (5.84)
Total from investment operations                                    (0.02)        6.04        2.84        1.79       (6.11)
Less distributions:
  Distributions from net realized gain on investments sold             --           --       (0.46)         --          --
Net asset value, end of period                                     $16.11       $22.15      $24.53      $26.32      $20.21
Total investment return at net asset value(2) (%)                   (0.12)       37.49       12.96        7.30      (23.21)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      310,625      555,655     972,312     807,371     453,919
Ratio of expenses to average net assets (%)                          1.62         1.48        1.42        1.43        1.41
Ratio of net investment income (loss) to average net assets (%)     (1.40)       (0.97)      (0.89)      (1.18)      (1.09)
Portfolio turnover rate (%)                                            66           82          59          41         107

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                             10/94        10/95       10/96       10/97       10/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $16.08       $15.97      $21.81      $23.96      $25.52
Net investment income (loss)(1)                                     (0.30)       (0.31)      (0.40)      (0.46)      (0.45)
Net realized and unrealized gain (loss) on investments               0.19         6.15        3.01        2.02       (5.62)
Total from investment operations                                    (0.11)        5.84        2.61        1.56       (6.07)
Less distributions:
  Distributions from net realized gain on investments sold             --           --       (0.46)         --          --
Net asset value, end of period                                     $15.97       $21.81      $23.96      $25.52      $19.45
Total investment return at net asset value(2) (%)                   (0.68)       36.57       12.09        6.51      (23.79)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      191,979      454,934     956,374     951,449     460,971
Ratio of expenses to average net assets (%)                          2.25         2.20        2.16        2.19        2.16
Ratio of net investment income (loss) to average net assets (%)     (2.02)       (1.69)      (1.65)      (1.95)      (1.84)
Portfolio turnover rate (%)                                            66           82          59          41         107

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.


40 FUND DETAILS

--------------------------------------------------------------------------------


For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock growth funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhancock.com/funds

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC

By phone: 1-800-SEC-0330

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

                                               (C) 1999 John Hancock Funds, Inc.
                                                                      GROPN 7/99

       John Hancock(R)

--------------------------------------------------------------------------------

                                  John Hancock

                              INSTITUTIONAL FUNDS

                                    CLASS I




                                [LOGO]Prospectus
                                      September 27, 1999
--------------------------------------------------------------------------------

                             Small Cap Growth Fund
                             formerly Emerging Growth Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.






[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

                       THIS PAGE INTENTIONALLY LEFT BLANK

Contents

--------------------------------------------------------------------------------

A summary of the fund's              Small Cap Growth Fund                     4
goals, strategies, risks,
performance and expenses.


Policies and instructions for        Your account
opening, maintaining and
closing an account.                  Who can buy shares                        6

                                     Opening an account                        6

                                     Buying shares                             7

                                     Selling shares                            8

                                     Transaction policies                     10

                                     Dividends and account policies           10

                                     Business structure                       11


                                     For more information             back cover

Small Cap Growth Fund

Goal and Strategy

[Clip art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of U.S. emerging growth companies with market capitalizations of no more than $1 billion. The managers look for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

In managing the portfolio, the managers emphasize diversification by sector and company. The fund's investments by sector, or sector weightings, generally reflect those of the Russell 2000 Growth Index. The fund normally invests in 150 to 220 companies.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest up to 20% of assets in other types of companies and certain other types of equity and debt securities. The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

PAST PERFORMANCE

[Clip art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. The year-by-year and average annual figures are for Class B shares which are offered in a separate prospectus. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. Class I shares, which began on December 1, 1999, have no sales charges and lower expenses than the Class B shares. All figures assume dividend reinvestment. Past performance does not indicate future results.


--------------------------------------------------------------------------------
Class B year-by-year total returns - calendar years
--------------------------------------------------------------------------------

 1989     1990      1991      1992      1993     1994      1995      1996      1997      1998
28.85%   -1.15%    58.82%    12.13%    11.82%   -1.49%    42.13%    12.95%    14.45%    11.65%

Best quarter: Q4 `98, 32.73%  Worst quarter: Q3 O90, -23.09%

--------------------------------------------------------------------------------
Average annual total returns - for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                    Life of
                             1 year      5 year      10 year        Class B

Class B                      10.29%      15.02%       17.75%           -
Class I- began 12/1/99        -           -            -               -
Index 1                      -2.55%      11.87%       12.92%         14.09%
Index 2                       1.23%      10.22%       11.54%         11.25%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization common stocks.
Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.


PORTFOLIO MANAGERS

Bernice S. Behar, CFA
--------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began career in 1986

Laura J. Allen, CFA
--------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1981

Anurag Pandit, CFA
--------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1984

MAIN RISKS

[Clip art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on emerging growth companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller emerging growth companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's management strategy will influence performance significantly. Emerging growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small- capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class B expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                        0.75%
Other expenses                                        0.22%
Total fund operating expenses                         0.97%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                   Year 1      Year 3     Year 5      Year 10
--------------------------------------------------------------------------------

Class I                    $99         $309       $536        $1,190


Fund Codes

------------------------
Ticker          -
CUSIP           -
Newspaper       -
SEC number      811-3392
JH fund number  -

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

John Hancock institutional funds are offered without any sales charge to certain types of investors, as noted below:

o Retirement and other benefit plans not affiliated with the adviser.

o Certain trusts, endowment funds and foundations.

o Banks and insurance companies buying shares for their own account.

o Investment companies not affiliated with the adviser.

o Any entity that is considered a corporation for tax purposes.

o Any state, county or city, or its instrumentality, department, authority or agency.

o Retirement plans of the adviser and its affiliates, including the adviser's affiliated brokers.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $250,000, unless you invest an aggregate of at least $1 million in any of the institutional funds. There is no minimum investment for plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. If you have questions or need more details, please contact Signature Services at 1-800-755-4371.

5 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

6 Make your initial investment using the table on the next page.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
           Opening an account                   Adding to an account

By check

[Clip Art] o Make out a check for the           o Make out a check for the
             investment amount, payable           investment amount payable
             to "John Hancock Signature           to "John Hancock Signature
             Services,  Inc."                     Services,  Inc."

           o Deliver the check and your         o Fill out the detachable
             completed application to             investment slip from an
             your financial representative,       account statement. If no
             or mail them to Signature            slip is available, include
             Services (address below).            a note specifying the fund
                                                  name, your share class,
                                                  your account number and the
                                                  name(s) in which the account
                                                  is registered.

                                                o Deliver the check and your
                                                  investment slip or note to
                                                  your financial representative
                                                  or mail them to Signature
                                                  Services (address below).


By exchange

[Clip Art] o Call your financial                o Call your financial
             representative or Signature          representative or
             Services to request an               Signature Services to
             exchange.                            request an exchange.


By wire

[Clip Art] o Mail your completed                o Instruct your bank to wire
             application to                       the amount of your investment
             Signature Services.                  to:

           o Obtain your account number             First Signature Bank & Trust
             by calling your financial              Account # 900000260
             representative or Signature            Routing # 211475000
             Services.
                                                Specify the fund name, your
           o Instruct your bank to wire         share class, your account
             the amount of your investment      number and the name(s) in
             to:                                which the account is registered.
                                                Your bank may charge a fee to
               First Signature Bank & Trust     wire funds.
               Account # 900000260
               Routing # 211475000

           Specify the fund name, your
           choice of share  class, the new
           account number and the name(s)
           in which the account is
           registered. Your bank may charge
           a fee to wire funds.

By phone

[Clip Art] See "By wire" and "By exchange."     o Verify that your bank or
                                                  credit union is a member
                                                  of the Automated Clearing
                                                  House (ACH) system.

                                                o Complete the "Invest By
                                                  Phone" and "Bank Information"
                                                  sections on your account
                                                  application.

                                                o Call Signature Services to
                                                  verify that these features
                                                  are in place on your account.

                                                o Tell the Signature Services
                                                  representative the fund name,
                                                  your share class, your account
                                                  number, the name(s) in which
                                                  the account is registered and
                                                  the amount of your investment.


Address:
John Hancock Signature Services, Inc.
101 Huntington Avenue
Attn: Participant Service Center
5th Floor
Boston, MA 02199

Phone Number: 1-800-755-4371

                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
              Designed for                    To sell some or all of your shares

By letter

[Clip art]    o Sales of any amount;          o Write a letter of instruction
                however, sales of $5            indicating the fund name, your
                million or more must be         account number, the name(s) in
                made by letter.                 which the account is registered
                                                and the dollar value or number
                                                of shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.


By phone

[Clip art]    o Sales of up to $5 million.    o For automated service 24 hours
                                                a day using your  touch-tone
                                                phone, call the EASI-Line at
                                                1-800-597-1897.

                                              o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 a.m. and 4 p.m.
                                                Eastern Time on most business
                                                days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire
                                                or by check.  A check will be
                                                mailed to the exact name(s)
                                                and address on the account.
                                                Redemption proceeds exceeding
                                                $100,000 must be wired to your
                                                designated bank account.


By wire or electronic funds transfer (EFT)

[Clip art]    o Requests by letter to         o To verify that the telephone
                sell any  amount.               redemption privilege is in
                                                place on an account, or to
              o Requests by phone to sell       request the forms to add
                up to $5 million (accounts      it to an existing account,
                with telephone redemption       call Signature Services.
                privileges).
                                              o Amounts of $5 million or
                                                more will be wired on the
                                                next business day.

                                              o Amounts up to $100,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions
                                                are generally available by
                                                the second business day.
                                                Your bank may charge a fee
                                                for this service.


By exchange

[Clip art]    o Sales of any amount.          o Obtain a current prospectus
                                                for the fund into which you
                                                are exchanging by calling
                                                Signature Services.

                                              o Call Signature Services to
                                                request an exchange.  You
                                                may only exchange for
                                                shares of other institutional
                                                funds.

                                           -------------------------------------
                                           Address:
                                           John Hancock Signature Services, Inc.
                                           101 Huntington Avenue
                                           Attn: Participant Service Center
                                           5th Floor
                                           Boston, MA 02199

                                           Phone Number: 1-800-755-4371
                                           -------------------------------------

8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o you are selling more than $5 million worth of shares

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------

Owners of corporate or                   o Letter of instruction.
association accounts.
                                         o Corporate resolution, certified
                                           within the past 12 months, or a
                                           business/organization certification
                                           form.

                                         o On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the account.

                                         o Signature guarantee if applicable
                                           (see above).


Retirement plan or pension               o Letter of instruction.
trust accounts.
                                         o On the letter, the signature(s)
                                           of the trustee(s).

                                         o Copy of the trust document
                                           certified within the past 12
                                           months or a trust certification
                                           form.

                                         o Signature guarantee if applicable
                                           (see above).


Account types not listed above.          o Call 1-800-755-4371 for instructions.


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one institutional fund for shares of any other institutional fund. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every month


Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds declare and pay any income dividends annually. Capital gains, if any, are distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


10 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Year 2000 compliance The adviser and the funds' service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the funds invest, the funds' operations or financial markets generally.

Special investment privilege If you sell your shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in fund shares. However, you can reinvest in Class A shares of any John Hancock fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.

Management fees For the period ended October 31, 1999, the fund paid the investment adviser management fees at an annual rate of 0.75% of average net assets.

                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------


For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on the Small Cap Growth fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature
Services, Inc.
101 Huntington Avenue
Attn: Participant Service Center
5th Floor
Boston, MA 02199

By phone: 1-800-755-4371

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhancock.com/funds

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC

By phone: 1-800-SEC-0330

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (duplicating fee required)

On the Internet: www.sec.gov


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603


                                               (C) 1999 John Hancock Funds, Inc.
                                                                    600PN  12/99

John Hancock (R)

                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                    Emerging
                                   Growth Fund

                                OCTOBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

      Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

      Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

         BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
          LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

                              John Hancock Emerging
                                   Growth Fund

                 Early-year uncertainty marks small-cap stocks;
                      late-period comeback breeds optimism

Small-company growth stocks posted significant losses during much of the past year, although they staged a dramatic comeback in the final weeks of the period. Initially, they were beset by worries that the U.S. economy and corporate earnings would be damaged by economic and currency turmoil in Asia. As the period wore on, problems in Russia and Latin America exerted renewed pressure on small-company stocks. The small-cap market's most widely watched barometer -- the Russell 2000 Index -- fell roughly 28% from its peak in April through the end of September.

      The winds shifted in favor of small-company stocks, however, in early October. The Federal Reserve provided early relief by cutting interest rates on September 29. That rate cut, in combination with resurgent optimism about corporate earnings and a second rate cut in mid-October, helped set the stage for an impressive small-cap rally. The Russell 2000 Growth Index, which measures the performance of faster-growing small companies such as those the Fund targets, rose 22% from October 8 through October 31 as these companies handily outpaced their larger-company counterparts.

Performance and strategy review

Although we were disappointed that the small-cap market's nearly year-long struggle prevented us from posting positive returns over the past

"The winds shifted in favor of small-company stocks, however, in early October."


--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Emerging Growth Fund. Caption below reads "Fund management team members (l-r): "Anurag Pandit, Bernice Behar and Laura Allen."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is Cognizant Technology Solutions 1.2%, the second is Metromedia Fiber Network 1.2%, the third Network Appliance 1.1%, the fourth Adelphia Communications 1.0% and the fifth Metzler Group 1.0%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

year, we take comfort from the fact that the Fund outpaced its benchmark and was able to perform in line with its peers during such a rocky period. For the year ended October 31, 1998, John Hancock Emerging Growth Fund's Class A and Class B shares posted total returns of -14.14% and -14.80%, respectively, at net asset value. Class C shares, which were launched on June 1, 1998, returned -12.83% from inception through October 31, 1998. The Fund's annual performance was only slightly behind the average small-cap fund's -13.76% for the year ended October 31, 1998, according to Lipper Analytical Services, Inc.,(1) while the Russell 2000 Growth Index returned -15.86%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

      Throughout the small-cap market's turmoil, we stuck to our investment discipline by focusing on companies with strong and sustainable revenue and earnings growth, dominant market share and proven and effective management. This strategy has rewarded us in the past and we continue to believe it will do so over the longer term. Our adherence to this strategy means we'll occasionally hold on to the stock of a company with good long-term prospects even after it has suffered a short-term setback. That was the case with Premier Parks, the country's largest theme park operator. Attendance at the company's recently acquired Six Flags theme parks decreased early in the season, which company officials attributed to poor marketing by the previous owners. However, performance rebounded after attendance picked up at the Six Flags parks through the remainder of the season. Furthermore, the company is benefiting from the conversion of all its parks to the Six Flags brand. We were rewarded for our patience, as the stock has recently rebounded with the turn in business fundamentals.

Technology shifts

Our continued emphasis on fast-growing, well-managed market leaders has often led us to the technology sector. Initially our focus in the period was on computer hardware companies. But given the uncertain outlook for computer demand in light of a potentially slowing global economy, we shifted our technology focus to software and service companies. Our belief was that they would benefit from growing demand driven by corporations increasingly looking to them to help enhance productivity. Two of our favorites are Aspect Development, which provides software that allows manufacturers to manage relationships with suppliers, and Advent Software, which makes programs for financial analysis and other

"...we were able to buy very high-quality, once-big companies at bargain prices..."

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Linens 'N Things followed by an up arrow with the phrase "Expansion, strong consumer spending." The second listing is CBT Group followed by a down arrow with the phrase "Worse-than-expected earnings." The third listing is Novellus Systems followed by an up arrow with the phrase "Semiconductor demand firms." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 3% with -15% at the bottom and 0% at the top. The first bar represents the -14.14% Total return for John Hancock Emerging Growth Fund Class A. The second bar represents the -14.80% total return for John Hancock Emerging Growth Fund Class B. The third bar represents the -12.83%* total return for John Hancock Emerging Growth Fund Class C and the fourth bar represents the -13.76% total return for the Average small-cap fund. A note below the chart reads "Total returns for John Hancock Emerging Growth Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. *From inception June 1, 1998 through October 31, 1998."]
--------------------------------------------------------------------------------

applications. While those and other software holdings proved to be our best performers, another, CBT Group, was punished when it failed to beat Wall Street analysts' third-quarter earnings expectations, and we sold the stock. More recently, we again have added some hardware semiconductor companies, because we believe that the worst case scenario has already been factored into their prices. Our strategic moves among various technology sub-sectors throughout the year generally proved advantageous for the Fund's performance.

      We also remained committed to our retail holdings, which were quite strong during much of the year, helped along by consumer confidence that continued to hover near historic highs. Small-town retailer Hibbett Sporting Goods and houseware chain Linens `N Things were two of the Fund's best performers.

Recent additions

After the summer's market downturn, we were presented with an unusual opportunity: Many stocks that earlier in the year were considered large stocks had gotten beaten up so much by the end of the summer that they slid back into the small-cap category. As a result, we were able to buy very high-quality, once-big companies at bargain prices, such as natural food supermarket chain Whole Foods Market and semiconductor-equipment company Novellus Systems. We also added to our stake in business services companies, which we believe will prosper as companies continue to outsource many services that require a large amount of internal company resources. This group includes our largest holding, Cognizant Technology Solutions, which provides outsourcing of software development.

Outlook

We're upbeat about the prospects for small-company stocks. Lower interest rates should be a positive because small companies tend to depend on borrowed money to fund their future growth. Second, small-cap companies are offering growth rates well in excess of large companies. Not only do small caps provide better earnings growth rates, but they also remain relatively cheap in comparison to their large-company peers even after their recent run-up. We think these factors have contributed to the recent period of small-cap leadership. Although small-company stocks could still experience market volatility, we think they may be poised to outpace large companies for several years to come.

"...small-cap companies are offering growth rates well in excess of large companies."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Emerging Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                    SINCE
                                  ONE     FIVE    INCEPTION
                                 YEAR     YEARS    (8/22/91)
                                 ----     -----    ---------
Cumulative Total Returns       (27.94%)   52.76%    116.71%
Average Annual Total Returns   (27.94%)    8.84%     11.50%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                  ONE     FIVE       TEN
                                 YEAR     YEARS     YEARS
                                 ----     -----     -----
Cumulative Total Returns       (25.42%)   54.51%   292.57%
Average Annual Total Returns   (25.42%)    9.09%    14.65%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                  SINCE
                                                INCEPTION
                                                (6/1/98)
                                                --------
Cumulative Total Return                         (17.79%)
Average Annual Total Return                     (17.79%)(1)


Notes on Performance

(1)   Not annualized.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.-domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Emerging Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell 2000 Index and is equal to $24,386 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Emerging Growth Fund on September 22, 1991, before sales charge, and is equal to $23,976 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Emerging Growth Fund, after sales charge, and is equal to $22,781 as of October 31, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $19,407 as of October 31, 1998.

Line chart with the heading John Hancock Emerging Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Emerging Growth Fund on October 31, 1988, before sales charge, and is equal to $41,601 as of October 31, 1998. The second line represents the value of the Russell 2000 Index and is equal to $30,316 as of October 31, 1998. The third line represents the Russell 2000 Growth Index and is equal to $25,576 as of October 31, 1998.

Line chart with the heading John Hancock Emerging Growth Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Emerging Growth Fund on June 1, 1998, before sales charge, and is equal to $8,717 as of October 31, 1998. The second line represents the value of the same hypothetical investment made in the John Hancock Emerging Growth Fund, after sales charge, and is equal to $8,629 as of October 31, 1998. The third line represents the Russell 2000 Index and is equal to $8,329 as of October 31, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $8,252 as of October 31, 1998.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common and preferred stocks
   (cost - $413,249,572) ....................................      $521,561,043
  Joint repurchase agreement (cost - $17,511,000) ...........        17,511,000
  Corporate savings account .................................               825
                                                                 --------------
                                                                    539,072,868
 Receivable for investments sold ............................         4,927,747
 Receivable for shares sold .................................           253,422
 Dividends receivable .......................................            14,775
 Interest receivable ........................................             5,267
 Other assets ...............................................           109,790
                                                                 --------------
             Total Assets ...................................       544,383,869
             ------------------------------------------------------------------
Liabilities:
 Payable for investments purchased ..........................         1,261,428
 Payable for shares repurchased .............................           299,152
 Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           533,314
 Accounts payable and accrued expenses ......................           130,134
                                                                 --------------
             Total Liabilities ..............................         2,224,028
             ------------------------------------------------------------------
Net Assets:
 Capital paid-in ............................................       418,795,300
 Accumulated realized gain on investments and
  foreign currency transactions .............................        15,098,024
 Net unrealized appreciation of investments .................       108,316,447
 Accumulated net investment loss ............................           (49,930)
                                                                 --------------
             Net Assets .....................................      $542,159,841
             ==================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $179,699,949/21,378,203 ..........................             $8.41
 ==============================================================================
 Class B - $361,992,293/46,363,294 ..........................             $7.81
 ==============================================================================
 Class C* - $467,599/59,895 .................................             $7.81
 ==============================================================================
Maximum Offering Price Per Share**
 Class A - ($8.41 x105.26%) .................................             $8.85
 ==============================================================================

*     Class C shares commenced operations on June 1, 1998.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding tax of $3,117) .......        $1,724,979
 Interest ...................................................           380,350
                                                                 --------------
                                                                      2,105,329
                                                                 --------------
 Expenses:
  Investment management fee - Note B ........................         4,728,134
  Distribution and service fee - Note B
   Class A ..................................................           495,114
   Class B ..................................................         4,156,923
   Class C ..................................................             1,158
  Transfer agent fee - Note B ...............................         1,486,014
  Custodian fee .............................................           268,172
  Registration and filing fees ..............................           136,863
  Financial services fee - Note B ...........................           105,162
  Printing ..................................................            71,143
  Interest expense ..........................................            55,650
  Trustees' fees ............................................            51,884
  Auditing fee ..............................................            42,919
  Miscellaneous .............................................            15,983
  Legal fees ................................................            13,847
                                                                 --------------
             Total Expenses .................................        11,628,966
             ------------------------------------------------------------------
             Net Investment Loss ............................        (9,523,637)
             ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized gain on investments sold
  and foreign currency transactions .........................        39,776,156
 Change in net unrealized appreciation/depreciation
  of investments ............................................      (124,158,701)
                                                                 --------------
             Net Realized and Unrealized
             Loss on Investments and
             Foreign Currency Transactions ..................       (84,382,545)
             -------------------------------------------------------------------
             Net Decrease in Net Assets
             Resulting from Operations ......................      ($93,906,182)
             ===================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
                                                              -----------------------------
                                                                   1997            1998
                                                              -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss .....................................    ($7,209,751)    ($9,523,637)
   Net realized gain on investments sold and
     foreign currency transactions .........................    228,690,007      39,776,156
   Change in net unrealized appreciation/depreciation
     of investments ........................................    (79,546,089)   (124,158,701)
                                                              -------------   -------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations .....................................    141,934,167     (93,906,182)
                                                              -------------   -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.2114 and $2.5153 per share, respectively)     (4,419,042)    (43,296,619)
     Class B - ($0.2114 and $2.5153 per share, respectively)     (9,530,032)   (101,891,134)
                                                              -------------   -------------
     Total Distributions to Shareholders ...................    (13,949,074)   (145,187,753)
                                                              -------------   -------------
From Fund Share Transactions - Net: * ......................   (115,772,143)     99,275,929
                                                              -------------   -------------
Net Assets:
   Beginning of period .....................................    669,764,897     681,977,847
                                                              -------------   -------------
   End of period (including accumulated net investment
     loss of $56,172 and $49,930, respectively) ............   $681,977,847    $542,159,841
                                                              =============   =============

*Analysis of Fund Share Transactions:

                                                                          YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------------------
                                                                  1997                            1998
                                                      -----------------------------   -----------------------------
                                                         SHARES          AMOUNT           SHARES         AMOUNT
                                                      -------------   -------------   -------------   -------------
CLASS A
   Shares sold .....................................     50,428,036    $533,787,513      43,183,651    $418,398,045
   Shares issued to shareholders in reinvestment
     of distributions ..............................        366,196       3,727,865         947,975      36,568,238
                                                      -------------   -------------   -------------   -------------
                                                         50,794,232     537,515,378      44,131,626     454,966,283
   Less shares repurchased .........................    (55,220,616)   (590,533,419)    (26,992,214)   (414,680,052)
                                                      -------------   -------------   -------------   -------------
   Net increase (decrease) .........................     (4,426,384)   ($53,018,041)     17,139,412     $40,286,231
                                                      =============   =============   =============   =============
CLASS B
   Shares sold .....................................     27,622,260    $276,160,925      57,762,132    $618,597,893
   Shares issued to shareholders in reinvestment
     of distributions ..............................        685,312       6,664,519       2,001,611      72,238,099
                                                      -------------   -------------   -------------   -------------
                                                         28,307,572     282,825,444      59,763,743     690,835,992
   Less shares repurchased .........................    (34,130,340)   (345,579,546)    (23,478,705)   (632,351,276)
                                                      -------------   -------------   -------------   -------------
   Net increase (decrease) .........................     (5,822,768)   ($62,754,102)     36,285,038     $58,484,716
                                                      =============   =============   =============   =============
CLASS C**
   Shares sold .....................................             --              --          60,595        $510,679
   Less shares repurchased .........................             --              --            (700)         (5,697)
                                                      -------------   -------------   -------------   -------------
   Net increase ....................................             --              --          59,895        $504,982
                                                      =============   =============   =============   =============

** Class C shares commenced operations on June 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous year. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                              YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------------
                                                               1994       1995(1)      1996        1997           1998
                                                             --------    --------    --------    --------       --------
CLASS A(7)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................     $6.47       $6.71       $9.02      $10.22         $12.35
                                                             --------    --------    --------    --------       --------
  Net Investment Loss(2) ..................................     (0.04)      (0.07)      (0.09)      (0.07)         (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments ..      0.28        2.38        1.29        2.41          (1.34)
                                                             --------    --------    --------    --------       --------
   Total from Investment Operations .......................      0.24        2.31        1.20        2.34          (1.42)
                                                             --------    --------    --------    --------       --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
    Sold ..................................................        --          --          --       (0.21)         (2.52)
                                                             --------    --------    --------    --------       --------
  Net Asset Value, End of Period ..........................     $6.71       $9.02      $10.22      $12.35          $8.41
                                                             ========    ========    ========    ========       ========
  Total Investment Return at Net Asset Value(3) ...........      3.59%      34.56%      13.27%      23.35%        (14.14%)

Ratios and Supplemental Data
  Net Assets, End of Period (000s Omitted) ................  $131,053    $179,481    $218,497    $209,384       $179,700
  Ratio of Expenses to Average Net Assets .................      1.44%       1.38%       1.32%       1.29%(4)       1.36%(4)
  Ratio of Net Investment Loss to Average Net Assets ......     (0.71%)     (0.83%)     (0.86%)     (0.57%)        (1.02%)
  Portfolio Turnover Rate .................................        25%         23%         44%         96%           103%

CLASS B(7)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................     $6.33       $6.51       $8.70       $9.78         $11.72
                                                             --------    --------    --------    --------       --------
  Net Investment Loss(2) ..................................     (0.09)      (0.11)      (0.15)      (0.14)         (0.15)
  Net Realized and Unrealized Gain (Loss) on
    Investments ...........................................      0.27        2.30        1.23        2.29          (1.24)
                                                             --------    --------    --------    --------       --------
   Total from Investment Operations .......................      0.18        2.19        1.08        2.15          (1.39)
                                                             --------    --------    --------    --------       --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
    Sold ..................................................        --          --          --       (0.21)         (2.52)
                                                             --------    --------    --------    --------       --------
  Net Asset Value, End of Period ..........................     $6.51       $8.70       $9.78      $11.72          $7.81
                                                             ========    ========    ========    ========       ========
  Total Investment Return at Net Asset Value(3) ...........      2.80%      33.60%      12.48%      22.44%        (14.80%)

Ratios and Supplemental Data
  Net Assets, End of Period (000s Omitted) ................  $283,435    $393,478    $451,268    $472,594       $361,992
  Ratio of Expenses to Average Net Assets .................      2.19%       2.11%       2.05%       2.02%(4)       2.07%(4)
  Ratio of Net Investment Loss to Average Net Assets ......     (1.46%)     (1.55%)     (1.59%)     (1.30%)        (1.73%)
  Portfolio Turnover Rate .................................        25%         23%         44%         96%           103%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                               PERIOD FROM
                                                              JUNE 1, 1998
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) to
                                                            OCTOBER 31, 1998
                                                            ----------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period .......................      $8.96
                                                                 -------
 Net Investment Loss(2) .....................................      (0.03)
 Net Realized and Unrealized Loss on Investments ............      (1.12)
                                                                 -------
 Total from Investment Operations ...........................      (1.15)
                                                                 -------
 Net Asset Value, End of Period .............................      $7.81
                                                                 =======
 Total Investment Return at Net Asset Value(3) ..............     (12.83%)(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s Omitted) ...................       $468
 Ratio of Expenses to Average Net Assets ....................       2.11%(4,6)
 Ratio of Net Investment Loss to Average Net Assets .........      (1.86%)(6)
 Portfolio Turnover Rate ....................................        103%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(5)   Not annualized.
(6)   Annualized.
(7) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Emerging Growth Fund on October 31, 1998. It's divided into three main categories: common stocks, preferred stock and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

COMMON STOCKS
Advertising (0.48%)
  Getty Images, Inc* .............................       212,300     $2,613,944
                                                                   ------------
Aerospace (0.51%)
  AAR Corp. ......................................       119,700      2,768,062
                                                                   ------------
Automobile/Trucks (1.14%)
  Gentex Corp.* ..................................       183,400      2,693,687
  United Rentals, Inc.* ..........................       129,000      3,466,875
                                                                   ------------
                                                                      6,160,562
                                                                   ------------
Beverages (0.25%)
  Beringer Wine Estates Holdings, Inc.
    (Class B)* ...................................        29,500      1,338,563
                                                                   ------------
Broker Services (0.66%)
  Raymond James Financial, Inc. ..................       156,087      3,580,246
                                                                   ------------
Building (0.86%)
  Crossmann Communities, Inc.* ...................       107,300      2,441,075
  D. R. Horton, Inc. .............................       140,800      2,235,200
                                                                   ------------
                                                                      4,676,275
                                                                   ------------
Business Services - Misc (14.91%)
  Abacus Direct Corp.* ...........................        77,500      3,778,125
  AnswerThink Consulting Group, Inc.* ............       200,000      3,862,500
  Boron, LePore & Associates, Inc.* ..............        50,500      1,363,500
  Charles River Associates, Inc.* ................       181,800      4,545,000
  Cognizant Technology Solutions Corp.* ..........       298,800      6,666,975
  First Consulting Group, Inc* ...................       181,200      2,978,475
  Forrester Research, Inc.* ......................       127,300      4,105,425
  Hagler Bailly, Inc.* ...........................       151,800      3,567,300
  Information Management Resources,
    Inc.* ........................................        76,600      1,800,100
  INSpire Insurance Solutions, Inc.* .............       150,000      3,750,000
  Interim Services, Inc. * .......................       174,300      3,703,875
  Lason, Inc.* ...................................        69,900      3,827,025
  Mac-Gray Corp.* ................................        34,800        348,000
  MAXIMUS, Inc.* .................................        51,700      1,499,300
  MedQuist, Inc.* ................................       108,300      2,917,331
  META Group, Inc. * .............................       210,800      5,059,200
  Metamor Worldwide, Inc.* .......................        80,000      2,055,000
  Metzler Group, Inc. (The)* .....................       131,550      5,525,100
  On Assignment, Inc.* ...........................       145,900      4,960,600
  ProBusiness Services, Inc.* ....................       115,000      4,204,688
  Professional Detailing, Inc.* ..................       102,300      2,391,263
  Profit Recovery Group International, Inc.
    (The)* .......................................       104,200      3,197,638
  Whittman-Hart, Inc.* ...........................       239,000      4,750,125
                                                                   ------------
                                                                     80,856,545
                                                                   ------------
Computers (21.09%)
  Advent Software, Inc.* .........................       130,600      4,538,350
  ARIS Corp.* ....................................       216,100      3,403,575
  Aspect Development, Inc.* ......................       165,000      5,212,977
  BARRA, Inc.* ...................................       108,900      2,872,238
  Beyond.com* ....................................       388,300      3,591,775
  BindView Development Corp.* ....................       152,500      2,745,000
  BMC Software, Inc.*  ...........................        39,000      1,874,437
  Concentric Network Corp. * .....................       145,900      3,538,075
  Dell Computer Corp.* ...........................        30,000      1,968,750
  Dendrite International, Inc.* ..................       164,100      3,384,562
  Digital River, Inc.* ...........................        83,400        917,400
  E*TRADE Group, Inc.* ...........................       200,000      3,600,000
  EarthLink Network, Inc.* .......................        68,900      2,652,650
  Entrust Technologies, Inc.* ....................       148,800      2,473,800
  Exodus Communications, Inc.* ...................       124,200      3,943,350
  Fundtech, Ltd.* ................................       277,800      3,785,025
  HNC Software, Inc.*  ...........................        80,000      2,690,000
  Hyperion Solutions Corp.* ......................        90,820      2,724,600
  IDX Systems Corp.* .............................        81,400      3,449,325
  Infoseek Corp.* ................................        59,600      1,761,925
  International Integration, Inc.* ...............        20,600        309,000
  International Network Services, Inc.* ..........       109,000      4,632,500
  Manhattan Associates, Inc. * ...................       129,500      2,072,000
  MicroStrategy Inc. (Class A)* ..................        34,000        828,750
  National Computer Systems, Inc. ................       158,000      4,424,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Computers (continued)
  National Instruments Corp.* ...................        126,050     $3,450,619
  Network Appliance, Inc.* ......................        111,800      6,121,050
  PeopleSoft, Inc.* .............................         40,000        847,500
  PSINet, Inc.* .................................        100,000      1,443,750
  RealNetworks, Inc.*  ..........................        108,200      3,644,988
  SCM Microsystems, Inc.* .......................         79,100      3,757,250
  SEI Investments Co. ...........................         17,000      1,408,875
  SOFTWORKS, Inc.* ..............................        272,300      1,191,313
  Sterling Commerce, Inc.* ......................         46,323      1,632,886
  Symantec Corp.* ...............................        150,700      2,411,200
  Verio,  Inc.* .................................        180,800      2,508,600
  VeriSign, Inc.* ...............................        168,200      5,161,638
  Visio Corp.* ..................................        102,500      2,729,063
  Wind River Systems, Inc.* .....................        106,100      4,648,506
                                                                   ------------
                                                                    114,351,302
                                                                   ------------
Containers (0.16%)
  Ivex Packaging Corp.* .........................         50,000        884,375
                                                                   ------------
Electronics (6.36%)
  ATMI, Inc.* ...................................        220,900      3,037,375
  DuPont Photomasks, Inc.* ......................         60,000      2,175,000
  Flextronics International, Ltd.* ..............         97,500      5,063,906
  KLA-Tencor Corp.* .............................         50,000      1,843,750
  L-3 Communications Holdings, Inc.* ............         21,400        920,200
  Level One Communications, Inc.* ...............        180,225      4,742,168
  Micrel, Inc.* .................................         70,900      2,330,838
  Novellus Systems, Inc.* .......................        103,900      4,032,619
  PMC-Sierra, Inc. (Canada)* ....................         78,800      3,536,150
  Rambus, Inc.* .................................         66,000      4,316,816
  Semtech Corp.* ................................        103,600      2,466,975
                                                                   ------------
                                                                     34,465,797
                                                                   ------------
Finance (2.17%)
  AmeriCredit Corp.* ............................        150,200      2,008,925
  Financial Federal Corp.* ......................        131,000      3,053,938
  Medallion Financial Corp. .....................        270,800      4,806,700
  Price (T. Rowe) Associates, Inc. ..............         39,500      1,404,719
  TeleBanc Financial Corp.* .....................         27,800        507,350
                                                                   ------------
                                                                     11,781,632
                                                                   ------------
Food (0.69%)
  American Italian Pasta Co. (Class A)* .........        163,200      3,753,600
                                                                   ------------
Funeral Services & Related (0.65%)
  Carriage Services, Inc. (Class A)* ............        152,100      3,555,337
                                                                   ------------
Insurance (2.00%)
  Ace, Ltd. (Bermuda)  ..........................         37,800      1,280,475
  Capital Re Corp. ..............................        133,600      2,446,550
  Executive Risk, Inc. ..........................         61,500      2,921,250
  Hartford Life, Inc. (Class A) .................         30,600      1,415,250
  Horace Mann Educators Corp. ...................         96,800      2,770,900
                                                                   ------------
                                                                     10,834,425
                                                                   ------------
Leasing Companies (0.55%)
  Rollins Truck Leasing Corp. ...................        254,450      2,957,981
                                                                   ------------
Leisure (3.71%)
  Cinar Films, Inc. (Class B) (Canada)* .........        256,400      5,416,450
  Family Golf Centers, Inc.* ....................        112,600      2,371,638
  Premier Parks, Inc.* ..........................        189,800      4,211,188
  Silverleaf Resorts, Inc.* .....................        135,300      1,598,231
  Steiner Leisure, Ltd.* ........................        169,100      4,121,813
  Travel Services International, Inc.* ..........        117,000      2,369,250
                                                                   ------------
                                                                     20,088,570
                                                                   ------------
Linen Supply & Related (0.42%)
  G & K Services, Inc. (Class A) ................         50,000      2,287,500
                                                                   ------------
Machinery (0.64%)
  Applied Power, Inc. (Class A) .................        126,800      3,494,925
                                                                   ------------
Media (3.74%)
  Adelphia Communications Corp.
    (Class A)* ..................................        149,400      5,621,175
  Clear Channel Communications, Inc.* ...........         56,414      2,570,363
  Harte-Hanks, Inc. .............................        141,800      3,447,512
  Heftel Broadcasting Corp. (Class A)* ..........         73,000      3,002,125
  Network Event Theater, Inc.* ..................        685,200      2,954,925
  Petersen Cos., Inc. (The) (Class A)* ..........        100,000      2,656,250
                                                                   ------------
                                                                     20,252,350
                                                                   ------------
Medical (7.40%)
  Alkermes, Inc.* ...............................        106,100      2,068,950
  American Healthcorp, Inc.* ....................         88,100        869,987
  Elan Corp., PLC American Depositary
    Receipts (Ireland)* .........................         30,000      2,101,875
  Gilead Sciences, Inc.* ........................         70,600      2,003,275
  Hanger Orthopedic Group, Inc.* ................        180,700      3,568,825
  HCR Manor Care, Inc.* .........................         50,950      1,655,875
  Health Management Associates, Inc.
    (Class A)* ..................................         82,428      1,468,249
  Human Genome Sciences, Inc.* ..................         51,000      1,765,875
  IDEC Pharmaceuticals Corp.* ...................         96,700      2,888,912
  IMPATH, Inc.* .................................        101,100      3,096,187
  MiniMed, Inc.* ................................         59,000      3,274,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Medical (continued)
  Ocular Sciences, Inc.* ........................        115,300     $2,896,913
  PAREXEL International Corp.* ..................        103,400      2,281,263
  Perclose, Inc.* ...............................         75,000      1,790,625
  Renal Care Group, Inc.* .......................        112,200      3,267,825
  Res-Care, Inc.* ...............................        166,550      3,684,919
  Ventana Medical Systems, Inc.* ................         77,200      1,428,200
                                                                   ------------
                                                                     40,112,255
                                                                   ------------
Metal (0.54%)
  CompX International, Inc.* ....................        119,600      2,302,300
  NCI Building Systems, Inc.* ...................         28,400        614,150
                                                                   ------------
                                                                      2,916,450
                                                                   ------------
Oil & Gas (3.59%)
  Core Laboratories N.V. (Netherlands)* .........        156,800      3,537,800
  Cross Timbers Oil Co. .........................         57,600        828,000
  Dril-Quip, Inc.* ..............................         89,900      1,887,900
  J. Ray McDermott, S.A. * ......................         46,700      1,465,213
  National-Oilwell, Inc.* .......................        146,500      2,325,687
  Newfield Exploration Co.* .....................         75,200      1,828,300
  Stone Energy Corp.*  ..........................        108,700      3,491,988
  Tuboscope, Inc.* ..............................        136,200      1,685,475
  Veritas DGC, Inc.* ............................        129,000      2,402,625
                                                                   ------------
                                                                     19,452,988
                                                                   ------------
Pollution Control (1.07%)
  Eastern Environmental Services, Inc.* .........        154,000      4,273,500
  Newpark Resources, Inc.* ......................        161,200      1,521,325
                                                                   ------------
                                                                      5,794,825
                                                                   ------------
Printing - Commercial (0.91%)
  Consolidated Graphics, Inc.* ..................         55,000      2,609,062
  Mail-Well, Inc.* ..............................        178,800      2,335,575
                                                                   ------------
                                                                      4,944,637
                                                                   ------------
Real Estate Operations (0.55%)
  Central Parking Corp. .........................         70,500      2,956,594
                                                                   ------------
Retail (11.53%)
  99 Cents Only Stores* .........................         96,250      4,451,562
  Abercrombie & Fitch Co. (Class A)* ............         68,200      2,706,687
  Buckle, Inc. (The)*  ..........................        114,900      2,082,562
  CSK Auto Corp.* ...............................        143,000      3,726,937
  CVS Corp. .....................................         60,000      2,741,250
  Dominick's Supermarkets, Inc.* ................         91,600      4,471,225
  Duane Reade, Inc.* ............................        103,000      3,978,375
  Eagle Hardware & Garden, Inc.* ................        168,500      3,917,625
  Ethan Allen Interiors, Inc. ...................         77,500      2,664,062
  Furniture Brands International, Inc.* .........        116,800      2,511,200
  Garden Fresh Restaurant Corp.* ................         85,300      1,370,131
  Genovese Drug Stores, Inc. (Class A) ..........        140,280      3,103,695
  Hibbett Sporting Goods, Inc.* .................        161,300      4,365,181
  Linens `N Things, Inc.* .......................        145,000      4,485,938
  O'Reilly Automotive, Inc.* ....................         80,000      3,130,000
  Saks, Inc.* ...................................        125,600      2,857,400
  Stage Stores, Inc.*  ..........................        155,700      2,063,025
  Starbucks Corp.* ..............................         53,300      2,311,888
  Whole Foods Market, Inc.* .....................         55,000      2,203,438
  Wild Oats Markets, Inc.* ......................        137,600      3,388,400
                                                                   ------------
                                                                     62,530,581
                                                                   ------------
Schools/Education (0.61%)
  Strayer Education, Inc. .......................         96,750      3,289,500
                                                                   ------------
Telecommunications (4.73%)
  Carrier Access Corp.* .........................        130,000      2,502,500
  Crown Castle International Corp.* .............        163,700      2,107,637
  Global TeleSystems Group, Inc.* ...............         79,100      3,168,944
  ICG Communications, Inc.* .....................         87,200      1,803,950
  Metromedia Fiber Network, Inc.
    (Class A)* ..................................        164,400      6,226,650
  NEXTLINK Communications, Inc.
    (Class A)* ..................................         73,600      1,886,000
  Qwest Communications International,
    Inc.* .......................................         45,089      1,764,107
  Tellabs, Inc.* ................................         45,000      2,475,000
  Transaction Network Services, Inc.* ...........         40,000      1,095,000
  WinStar Communications, Inc.* .................         97,800      2,640,600
                                                                   ------------
                                                                     25,670,388
                                                                   ------------
Textile (0.82%)
  Cutter & Buck, Inc.* ..........................        170,200      4,425,200
                                                                   ------------
Transport (2.08%)
  ASA Holdings, Inc. ............................         61,500      2,206,312
  Carey International, Inc.* ....................        121,600      2,173,600
  MotivePower Industries, Inc.* .................        166,200      4,227,712
  Westinghouse Air Brake Co. ....................        125,400      2,696,100
                                                                   ------------
                                                                     11,303,724
                                                                   ------------
Waste Disposal Service & Equip (1.16%)
  Allied Waste Industries, Inc.* ................        168,560      3,645,110
  Waste Connections, Inc.* ......................        139,100      2,642,900
                                                                   ------------
                                                                      6,288,010
                                                                   ------------
                             TOTAL COMMON STOCKS
                             (Cost $412,643,832)          (95.98%)  520,387,143
                                                       ---------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Emerging Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

PREFERRED STOCK
Oil & Gas (0.22%)
  Cross Timbers Oil Co. .........................         34,400     $1,173,900
                                                                   ------------
                             TOTAL PREFERRED STOCK
                                   (Cost $605,740)         (0.22%)    1,173,900
                                                    ------------   ------------
                               TOTAL COMMON STOCKS
                               AND PREFERRED STOCK
                               (Cost $413,249,572)        (96.20%)  521,561,043
                                                    ------------   ------------

                                        INTEREST       PAR VALUE
                                          RATE      (000s OMITTED)
                                          ----      --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.23%)
  Investment in a joint repurchase
   agreement transaction with
   HSBC Securities, Inc. -
   Dated 10-30-98, due 11-02-98
   (Secured by U.S. Treasury Bond,
   7.125%, due 02-15-23 and
   U.S. Treasury Notes, 6.25%,
   due 01-31-02 thru 02-28-02)
   -- Note A.........................         5.38%      $17,511     17,511,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.35%                                                      825
                                                                   ------------
                      TOTAL SHORT-TERM INVESTMENTS         (3.23%)   17,511,825
                                                         -------   ------------
                                 TOTAL INVESTMENTS        (99.43%)  539,072,868
                                                         -------   ------------
                 OTHER ASSETS AND LIABILITIES, NET         (0.57%)    3,086,973
                                                         -------   ------------
                                  TOTAL NET ASSETS       (100.00%) $542,159,841
                                                         =======   ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Emerging Growth Fund (the "Fund") and John Hancock Global Technology Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The Trustees have authorized the issuance of Class C shares effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      On March 10, 1998 the Board of Trustees of the Fund voted to split the shares four for one, effective May 1, 1998. All per share amounts and net asset values have been restated to reflect the stock split.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance outstanding during the year amounted to $23,451,606. The interest rate was in the range of 5.94% thru 6.25%. At October 31, 1998, there were no outstanding borrowings.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $405,078. Out of this amount, $61,937 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $232,353 was paid as sales commissions to unrelated broker-dealers and $110,788 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $920,000.

      Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.0% of the lesser of the current market value at the time of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Emerging Growth Fund

redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1998, there was no contingent deferred sales charges paid to JH Funds.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had an unrealized appreciation of $4,976.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $637,184,044 and $704,507,982, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

      The cost of investments owned at October 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $431,089,387. Gross unrealized appreciation and depreciation of investments aggregated $142,879,430 and $34,896,774, respectively, resulting in net unrealized appreciation of $107,982,656.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments and foreign currency transactions of $23,844,404, a decrease in accumulated net investment loss of $9,529,879 and an increase in capital paid-in of $14,314,525. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the fund's use of the the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Series Trust --
John Hancock Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Emerging Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Emerging Growth Fund portfolio of John Hancock Series Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1998.

      The Fund has designated distributions to shareholders of $168,931,911 as a capital gain dividend.

      None of the distributions qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January of 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Emerging Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             6000A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                          The latest report from your
                             Fund's management team


                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]





                                   Small Cap
                                  Growth Fund


                        (formerly Emerging Growth Fund)


                                 APRIL 30, 1999


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                      -----------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                  ------------------------------------------

================================================================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        By Bernice S. Behar, CFA, Portfolio Management Team Leader, and
          Laura Allen, CFA, and Anurag Pandit, CFA, Portfolio Managers

                                  John Hancock
                             Small Cap Growth Fund

                   Fund handily outpaces peers amid changing
                   -----------------------------------------
                        environment for small-cap stocks
                        --------------------------------

Effective June 1, 1999, John Hancock Emerging Growth Fund's name was changed to John Hancock Small Cap Growth Fund to better describe how the Fund invests.

John Hancock Small Cap Growth Fund posted very strong returns over the last six months during an up-and-down period for small-company stocks. After lagging their larger-company counterparts throughout most of 1998, small-cap stocks caught fire just weeks before the period began, thanks largely to interest-rate cuts by the Federal Reserve Board. Because they tend to fund their growth by borrowing money, small-cap companies benefit more than larger companies from lower rates. The Fed's actions also helped restore investor confidence and pumped liquidity into the global financial system. A third rate cut in November helped extend the small-cap rally through the remainder of 1998 by attracting investors looking for inexpensive alternatives to high-flying large-cap names. The small-cap market's advance was limited almost exclusively to growth stocks - those that exhibit fast rates of earnings and other growth, leaving behind small-cap value stocks - those that seem bargain-priced based on price/earnings ratios and other measures.

         By early 1999, however, sentiment turned against small-cap stocks of both the growth and value variety. Inflationary fears re-emerged on news that the economy had expanded at a much

--------------------------------------------------------------------------------
[A 3 1/2" x 2" photo at bottom right side of page of John Hancock Small Cap Growth Fund. Caption below reads "Fund management team members (l-r): "Scott Mayo, Laura Allen, Anurag Pandit and Bernice Behar."]
--------------------------------------------------------------------------------

"...an up-anddown period for small-company stocks."

================================================================================

                   John Hancock Funds - Small Cap Growth Fund


"By far the strongest sector in both the market and the Fund... was technology."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is NEXTLINK Communications 1.4%, the second is Verio 1.2%, the third Adelphia Communications 1.2%, the fourth Metromedia Fiber Network 1.2% and the fifth Allegiance Telecom 1.2%. A note below the table reads "As a percentage of net assets on April 30, 1999."]
--------------------------------------------------------------------------------

quicker-than-expected pace in the final three months of 1998 and put pressure on small-company stock prices. Practically the only exceptions to this rule were red-hot technology stocks - particularly those related to the Internet. Investors seemingly couldn't get enough of these stocks, many of which posted triple-digit gains in the first four months of this year.

         Given the gyrating environment for small-company growth stocks, we're gratified that the Fund handily outpaced its benchmark and its peers. For the six-month period ended April 30, 1999, John Hancock Small Cap Growth Fund's Class A, Class B and Class C shares posted total returns of 33.54%, 33.16% and 33.03%, respectively, at net asset value. By contrast, the average small-cap fund returned 14.68%, according to Lipper, Inc.1, and the Russell 2000 Growth Index returned 25.74%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is AboveNet Communications followed by an up arrow with the phrase "Sparked by growth in Internet infrastructure." The second listing is Pacific Sunwear of California followed by an up arrow with the phrase "Increased spending on teen clothing." The third listing is Whittman-Hart followed by a down arrow with the phrase "Tainted by technology sevice sector's downturn." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

not reinvest all distributions. Please see pages six and seven for historical performance information.

Internet  hot...

By far the strongest sector in both the market and the Fund during this period was technology. A number of strategic moves that we made among various technology sub-sectors going into the period held the keys to our recent outperformance. Last November, we were focused on semiconductor manufacturers and semiconductor capital equipment makers such as Novellus Systems, PMC-Sierra, Semtech and Level One Communications. We had purchased these stocks last summer after they experienced a rather severe correction when investors feared that protracted problems in the Far East would translate into a slowdown in semiconductor chip and equipment orders. At the time, we believed the market overreacted and that the group was therefore attractively priced. As we expected, orders from Asia firmed up and boosted our holdings. More recently, we've tilted our semiconductor holdings more toward companies that make chips or equipment for the fast-growing telecommunications industry, such as RF Micro Devices.

         Perhaps our strongest performers during the period were our Internet holdings, especially given investors' near-mania for the group in 1999. We had also added to our Internet stocks last summer, after they, too, fell victim to negative investor sentiment. That strategy proved beneficial when companies like RealNetworks, which provides audio and video technology for the Internet, and networking company AboveNet Communications posted double-digit gains by the end of the period.

================================================================================

                   John Hancock Funds - Small Cap Growth Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 35% at the top. The first bar represents the 33.54% total return for John Hancock Small Cap Growth Fund Class A. The second bar represents the 33.16% total return for John Hancock Small Cap Growth Fund Class B. The third bar represents the 33.03 % total return for John Hancock Small Cap Growth Fund Class C. The fourth bar represents the 14.68% total return for Average small-cap fund. A note below the chart reads "Total returns for John Hancock Small Cap Growth Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Another strong performer was Multex.com, which transmits brokerage research via the Internet.

 ...software, health services not

By contrast, our technology holdings in the software and service sectors performed poorly and detracted from performance. Investors became increasingly fearful that the approach of the Year 2000 would stymie demand for software and services, since few companies would want to implement new software while Y2K issues remained. Even companies that continued to post good earnings and meet expectations suffered from the negative sentiment, such as Whittman-Hart, which provides technology services such as web design and software installation for medium-sized businesses.

         Health-care service companies also performed poorly during the period. Changes in Medicare reimbursement levels continued to weigh heavily on this group of nursing homes and assisted-living centers, many of which we sold before the period ended.

New additions

Our search for companies with strong and sustainable revenue and earnings growth, dominant market share and proven and effective management led us to a number of new ideas, including retailers who serve the teenage market such as bebe stores, Pacific Sunwear of California and Wet Seal. The U.S. teen population is growing twice as fast as almost any other American age group. What's more, they have money and they spend it.

         We also added to the Fund's stake in so-called "clecs," which are telephone companies that serve small and mid-sized business. Many of these companies, such as NEXTLINK Communications, have enjoyed consistent and strong earnings growth as they grab market share away from more traditional telephone companies.

Outlook

Our outlook for stocks in general is upbeat. Continued healthy economic growth coupled with low inflation, low interest rates and low unemployment should continue to favor stocks. Based on that view, we believe that the outlook for earnings is quite good. As for small-company stocks, even with their recent uptick, their valuations remain compelling and their earnings growth rates attractive, meaning small caps remain overdue for a more sustained rally. The Fund's diversified approach has helped sustain it during ups and downs of the small-cap market over the last few years, and should continue to serve the Fund well.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"Our outlook for stocks in general is upbeat."

================================================================================

                   John Hancock Funds - Small Cap Growth Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Small Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                        SINCE
                                                    ONE      FIVE     INCEPTION
                                                    YEAR     YEARS    (8/22/91)
                                                   -------  -------    --------

Cumulative Total Returns                           (2.40%)  109.36%     192.26%
Average Annual Total Returns                       (2.40%)   15.93%      15.14%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                    ONE      FIVE     TEN
                                                    YEAR     YEARS    YEARS
                                                   -------  -------  --------

Cumulative Total Returns                            0.81%   111.72%   391.20%
Average Annual Total Returns                        0.81%    16.19%    17.25%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                        SINCE
                                                                      INCEPTION
                                                                       (6/1/98)
                                                                       --------

Cumulative Total Return                                                10.48%
Average Annual Total Return                                            10.48%(1)

Notes to Performance

(1) Not annualized.

================================================================================

                   John Hancock Funds - Small Cap Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.- domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Small Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on August 22, 1991, before sales charge, and is equal to $32,017 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Growth fund, after sales charge, and is equal to $30,422 as of April 30, 1999. The third line represents the Russell 2000 Index and is equal to $28,083. The fourth line represents the Russell 2000 Growth Index and is equal to $24,401.

Line chart with the heading John Hancock Small Cap Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on October 31, 1988, before sales charge, and is equal to $55,396 as of April 30, 1999. The second line represents the Russell 2000 Index and is equal to $34,912. The third line represents the Russell 2000 Growth Index and is equal to $32,159.

Line chart with the heading John Hancock Small Cap Growth Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $11,596 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Small Cap Growth fund, after sales charge, and is equal to $11,496 as of April 30, 1999. The third line represents the Russell 2000 Growth Index and is equal to $10,376. The fourth line represents the Russell 2000 Index and is equal to $9,591.
--------------------------------------------------------------------------------

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $411,181,952).......................     $632,989,690
  Joint repurchase agreement (cost - $13,571,000) ..........       13,571,000
  Corporate savings account ................................              217
                                                              ---------------
                                                                  646,560,907
 Receivable for investments sold ...........................        6,163,975
 Receivable for shares sold ................................          257,711
 Dividends receivable ......................................            4,157
 Interest receivable .......................................            1,847
 Other assets ..............................................          109,789
                                                              ---------------
                          Total Assets .....................      653,098,386
                          ---------------------------------------------------
Liabilities:
 Payable for investments purchased .........................       12,278,809
 Payable for shares repurchased ............................          357,676
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ..................................          620,393
 Accounts payable and accrued expenses .....................          113,336
                                                              ---------------
                          Total Liabilities ................       13,370,214
                          ---------------------------------------------------
Net Assets:
 Capital paid-in ...........................................      359,095,874
 Accumulated realized gain on investments and foreign
  currency transactions ....................................       63,740,164
 Net unrealized appreciation of investments ................      221,812,714
 Accumulated net investment loss ...........................       (4,920,580)
                                                              ---------------
                          Net Assets .......................     $639,728,172
                          ===================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $212,739,382/19,439,594 .........................           $10.94
 ============================================================================
 Class B - $426,084,058/42,139,173 .........................           $10.11
 ============================================================================
 Class C - $904,732/89,564 .................................           $10.10
 ============================================================================
 Maximum Offering Price Per Share*
 Class A - ($10.94 x 105.26%) ..............................           $11.52
 ============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
 Dividends .................................................         $339,732
 Interest ..................................................          186,381
                                                              ---------------
                                                                      526,113
                                                              ---------------
 Expenses:
  Investment management fee - Note B .......................        2,284,306
  Distribution and service fee - Note B
   Class A .................................................          251,329
   Class B .................................................        1,833,253
   Class C .................................................            3,477
  Transfer agent fee - Note B ..............................          791,961
  Custodian fee ............................................           92,073
  Financial services fee - Note B ..........................           43,889
  Registration and filing fees .............................           21,603
  Auditing fee .............................................           19,750
  Trustees' fees ...........................................           17,893
  Printing .................................................           14,719
  Miscellaneous ............................................           10,659
  Interest expense - Note A ................................            8,909
  Legal fees ...............................................            2,942
                                                              ---------------
                          Total Expenses ...................        5,396,763
                          ---------------------------------------------------
                          Net Investment Loss ..............       (4,870,650)
                          ---------------------------------------------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold .....................       64,068,978
 Change in net unrealized appreciation/depreciation
  of investments ...........................................      113,496,267
                                                                -------------
                          Net Realized and Unrealized
                          Gain on Investments ..............      177,565,245
                          ---------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations ........     $172,694,595
                          ===================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                             SIX MONTHS ENDED
                                                                                     YEAR ENDED               APRIL 30, 1999
                                                                                  OCTOBER 31, 1998             (UNAUDITED)
                                                                                  ----------------           ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment loss ..........................................................      ($9,523,637)               ($4,870,650)
 Net realized gain on investments sold and foreign currency transactions ......       39,776,156                 64,068,978
 Change in net unrealized appreciation/depreciation of investments ............     (124,158,701)               113,496,267
                                                                                   -------------             --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............      (93,906,182)               172,694,595
                                                                                   -------------             --------------
Distributions to Shareholders:
 Distributions from net realized gain on investments sold
  Class A - ($2.5153 and $0.2300 per share, respectively) .....................      (43,296,619)                (4,781,633)
  Class B - ($2.5153 and $0.2300 per share, respectively) .....................     (101,891,134)               (10,631,104)
  Class C** - (none and $0.2300 per share, respectively) ......................           --                        (14,101)
                                                                                   -------------             --------------
   Total Distributions to Shareholders ........................................     (145,187,753)               (15,426,838)
                                                                                   -------------             --------------
From Fund Share Transactions - Net: * .........................................       99,275,929                (59,699,426)
                                                                                   -------------             --------------
Net Assets:
 Beginning of period ..........................................................      681,977,847                542,159,841
                                                                                   -------------             --------------
 End of period (including accumulated net investment loss
  of $49,930 and $4,920,580, respectively) ....................................     $542,159,841               $639,728,172
                                                                                   =============             ==============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions*


                                                                                                               SIX MONTHS ENDED
                                                                                 YEAR ENDED                     APRIL 30, 1999
                                                                              OCTOBER 31, 1998                    (UNAUDITED)
                                                                          -------------------------       -------------------------
                                                                           SHARES           AMOUNT         SHARES           AMOUNT
                                                                          --------        ---------       --------        ---------

CLASS A
 Shares sold ........................................................     43,183,651     $418,398,045    22,264,679    $218,132,026
 Shares issued to shareholders in reinvestment of distributions .....        947,975       36,568,238       476,108       4,123,439
                                                                        ------------   --------------  ------------  --------------
 ....................................................................     44,131,626      454,966,283    22,740,787     222,255,465
 Less shares repurchased ............................................    (26,992,214)    (414,680,052)  (24,679,396)   (242,713,589)
                                                                        ------------   --------------  ------------  --------------
 Net increase (decrease) ............................................     17,139,412      $40,286,231    (1,938,609)   ($20,458,124)
                                                                        ============   ==============  ============  ==============
CLASS B
 Shares sold ........................................................     57,762,132     $618,597,893     5,151,385     $48,155,738
 Shares issued to shareholders in reinvestment of distributions .....      2,001,611       72,238,099       983,244       7,885,311
                                                                        ------------   --------------  ------------  --------------
 ....................................................................     59,763,743      690,835,992     6,134,629      56,041,049
 Less shares repurchased ............................................    (23,478,705)    (632,351,276)  (10,358,750)    (95,570,714)
                                                                        ------------   --------------  ------------  --------------
 Net increase (decrease) ............................................     36,285,038      $58,484,716    (4,224,121)   ($39,529,665)
                                                                        ============   ==============  ============  ==============
CLASS C**
 Shares sold ........................................................         60,595         $510,679        61,461        $574,996
 Shares issued to shareholders in reinvestment of distributions .....         --              --              1,687          13,527
                                                                        ------------   --------------  ------------  --------------
                                                                              60,595          510,679        63,148         588,523
 Less shares repurchased ............................................           (700)          (5,697)      (33,479)       (300,160)
                                                                        ------------   --------------  ------------  --------------
 Net increase .......................................................         59,895         $504,982        29,669        $288,363
                                                                        ============   ==============  ============  ==============
** Class C shares commenced operations on June 1, 1998.


                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                                            YEAR ENDED OCTOBER 31,                  SIX MONTHS ENDED
                                                              ----------------------------------------------------   APRIL 30, 1999
                                                                1994      1995(1)     1996       1997       1998       (UNAUDITED)
                                                              --------   --------   --------   --------   --------  ----------------

CLASS A(7)
Per Share Operating Performance
 Net Asset Value, Beginning of Period .....................     $6.47      $6.71      $9.02     $10.22     $12.35         $8.41
                                                             --------   --------   --------   --------   --------      --------
 Net Investment Loss(2) ...................................     (0.04)     (0.07)     (0.09)     (0.07)     (0.08)        (0.06)
 Net Realized and Unrealized Gain (Loss) on Investments ...      0.28       2.38       1.29       2.41      (1.34)         2.82
                                                             --------   --------   --------   --------   --------      --------
  Total from Investment Operations ........................      0.24       2.31       1.20       2.34      (1.42)         2.76
                                                             --------   --------   --------   --------   --------      --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold .        --         --         --      (0.21)     (2.52)        (0.23)
                                                             --------   --------   --------   --------   --------      --------
 Net Asset Value, End of Period ...........................     $6.71      $9.02     $10.22     $12.35      $8.41        $10.94
                                                             ========   ========   ========   ========   ========      ========
 Total Investment Return at Net Asset Value(3) ............     3.59%     34.56%     13.27%     23.35%    (14.14%)       33.54%(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................  $131,053   $179,481   $218,497   $209,384   $179,700      $212,739
 Ratio of Expenses to Average Net Assets ..................     1.44%      1.38%      1.32%      1.29%(4)   1.36%(4)      1.34%(4,6)
 Ratio of Net Investment Loss to Average Net Assets .......    (0.71%)    (0.83%)    (0.86%)    (0.57%)    (1.02%)       (1.16%)(6)
 Portfolio Turnover Rate ..................................       25%        23%        44%        96%       103%           52%

CLASS B(7)
Per Share Operating Performance
 Net Asset Value, Beginning of Period .....................     $6.33      $6.51      $8.70      $9.78     $11.72         $7.81
                                                             --------   --------   --------   --------   --------      --------
 Net Investment Loss(2) ...................................     (0.09)     (0.11)     (0.15)     (0.14)     (0.15)        (0.08)
 Net Realized and Unrealized Gain (Loss) on Investments ...      0.27       2.30       1.23       2.29      (1.24)         2.61
 ..........................................................  --------   --------   --------   --------   --------      --------
  Total from Investment Operations ........................      0.18       2.19       1.08       2.15      (1.39)         2.53
                                                             --------   --------   --------   --------   --------      --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold .        --         --         --      (0.21)     (2.52)        (0.23)
                                                             --------   --------   --------   --------   --------      --------
 Net Asset Value, End of Period ...........................     $6.51      $8.70      $9.78     $11.72      $7.81        $10.11
                                                             ========   ========   ========   ========   ========      ========
 Total Investment Return at Net Asset Value(3) ............     2.80%     33.60%     12.48%     22.44%    (14.80%)       33.16%(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .................  $283,435   $393,478   $451,268   $472,594   $361,992      $426,084
 Ratio of Expenses to Average Net Assets ..................     2.19%      2.11%      2.05%      2.02%(4)   2.07%(4)      1.99%(4,6)
 Ratio of Net Investment Loss to Average Net Assets .......    (1.46%)    (1.55%)    (1.59%)    (1.30%)    (1.73%)       (1.81%)(6)
 Portfolio Turnover Rate ..................................       25%        23%        44%        96%       103%           52%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------



                                                                          PERIOD FROM
                                                                          JUNE 1, 1998
                                                                       (COMMENCEMENT OF            SIX MONTHS ENDED
                                                                         OPERATIONS) TO             APRIL 30, 1999
                                                                        OCTOBER 31, 1998              (UNAUDITED)
                                                                        ----------------           ----------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period.................................        $8.96                      $7.81
                                                                           --------                   --------
 Net Investment Loss(2) ..............................................        (0.03)                     (0.09)
 Net Realized and Unrealized Gain (Loss) on Investments ..............        (1.12)                      2.61
                                                                           --------                   --------
  Total from Investment Operations ...................................        (1.15)                      2.52
                                                                           --------                   --------
 Less Distributions:
 Distributions from Net Realized Gain on Investments Sold ............           --                      (0.23)
                                                                           --------                   --------

 Net Asset Value, End of Period ......................................        $7.81                     $10.10
                                                                           ========                   ========
 Total Investment Return at Net Asset Value(3) .......................      (12.83%)(5)                 33.03%(5)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ............................         $468                       $905
 Ratio of Expenses to Average Net Assets .............................        2.11%(4,6)                 2.09%(4,6)
 Ratio of Net Investment Loss to Average Net Assets ..................       (1.86%)(6)                 (1.93%)(6)
 Portfolio Turnover Rate .............................................         103%                        52%


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(5) Not annualized.
(6) Annualized.
(7) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund

Schedule of Investments
April 30, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Cap Growth Fund on April 30, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

COMMON STOCKS
Advertising (1.78%)
 Catalina Marketing Corp.* .....................       65,400        $5,587,613
 Getty Images, Inc.* ...........................      222,300         5,779,800
                                                                     ----------
                                                                     11,367,413
                                                                     ----------
Automobile/Trucks (1.60%)
 Gentex Corp.* .................................      183,400         5,513,463
 United Rentals, Inc. * ........................      159,000         4,740,188
                                                                     ----------
                                                                     10,253,651
                                                                     ----------
Beverages (0.49%)
 Beringer Wine Estates Holdings, Inc.
  (Class B)* ...................................       79,500         3,130,313
                                                                     ----------
Broker Services (0.43%)
 Raymond James Financial, Inc. .................      126,087         2,718,751
                                                                     ----------
Building (0.30%)
 Crossmann Communities, Inc.* ..................       72,300         1,897,875
                                                                     ----------
Business Services - Misc. (11.32%)
 Abacus Direct Corp.* ..........................       83,500         6,179,000
 Charles River Associates, Inc.* ...............      138,000         3,036,000
 Coinstar, Inc.* ...............................      260,800         6,128,800
 Corporate Executive Board Co. (The)* ..........       68,200         1,918,125
 Forrester Research, Inc.* .....................      168,200         5,718,800
 INSpire Insurance Solutions, Inc.* ............      255,300         5,552,775
 MedQuist, Inc.* ...............................      143,000         4,897,750
 META Group, Inc. * ............................      135,200         1,233,700
 Metro Networks, Inc.* .........................      101,596         4,571,820
 Metzler Group, Inc. (The)* ....................      121,550         3,388,206
 Modem Media Poppe Tyson, Inc.* ................       75,500         2,661,375
 Nielsen Media Research, Inc.* .................      185,000         5,064,375
 On Assignment, Inc.* ..........................      145,900         4,422,594
 ProBusiness Services, Inc.* ...................      139,650         5,009,944
 Professional Detailing, Inc.* .................      109,000         3,133,750


                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Business Services - Misc. (continued)
 Profit Recovery Group International, Inc.
  (The)* .......................................      129,200        $4,715,800
 Quanta Services, Inc.* ........................      151,800         4,373,737
 topjobs.net Plc, American Depositary
 Receipts (United Kingdom)* ....................       29,700           421,369
                                                                     ----------
                                                                     72,427,920
                                                                     ----------
Computers (21.30%)
 AboveNet Communications, Inc.* ................       63,100         5,402,937
 Advent Software, Inc.* ........................       72,000         4,437,000
 AnswerThink Consulting Group, Inc.* ...........      155,500         3,450,156
 Apex PC Solutions, Inc.* ......................      219,750         3,653,344
 AppliedTheory Corp.* ..........................        4,600            94,300
 Aspect Development, Inc.* .....................      174,700         1,910,781
 autobytel.com, Inc.* ..........................       38,700         1,161,000
 BARRA, Inc.* ..................................       42,650           834,341
 BindView Development Corp.* ...................      153,900         3,308,850
 BMC Software, Inc.* ...........................       39,000         1,679,437
 Bottomline Technologies, Inc.* ................       26,500         1,550,250
 Cognizant Technology Solutions Corp.* .........      155,800         3,495,762
 Concentric Network Corp. * ....................       71,500         5,970,250
 Critical Path, Inc.* ..........................        8,100           805,950
 Dendrite International, Inc.* .................      103,100         2,667,713
 Exodus Communications, Inc.* ..................       61,800         5,569,725
 Extreme Networks, Inc.* .......................        7,300           404,694
 Fundtech Ltd. (Israel)* .......................      210,000         7,231,875
 IMRglobal Corp.* ..............................      155,700         2,685,825
 Informatica Corp.* ............................        4,800           135,600
 International Network Services, Inc.* .........       93,550         3,554,900
 Intraware, Inc.* ..............................       46,000         1,408,750
 iVillage, Inc.* ...............................        4,600           363,400
 Marimba, Inc.* ................................        2,200           133,650
 Micromuse, Inc. * .............................      126,800         4,366,675
 MiningCo.com, Inc.* ...........................        3,900           255,450
 Mpath Interactive, Inc.* ......................       30,600         1,204,875
 Multex.com, Inc.* .............................      116,700         5,018,100
 National Computer Systems, Inc. ...............      167,700         4,695,600
 National Instruments Corp.* ...................       86,050         2,925,700
 NEON Systems, Inc.* ...........................        7,450           312,900
 Net Perceptions, Inc.* ........................        4,300           113,412
 Network Appliance, Inc.* ......................      125,600         6,319,250
 ONYX Software Corp.* ..........................        7,000           163,625
 pcOrder.com, Inc.* ............................       47,100         2,911,369


                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Computers (continued)
 Prodigy Communications Corp.* .................       86,800        $2,332,750
 Proxicom, Inc.* ...............................       12,400           278,225
 PSINet, Inc.* .................................       79,100         3,994,550
 Razorfish, Inc.* ..............................        1,400            60,900
 RealNetworks, Inc.* ...........................       17,900         3,964,850
 Rhythms NetConnections, Inc.* .................       17,300         1,427,250
 Sagent Technology, Inc.* ......................       81,700           776,150
 SCM Microsystems, Inc.* .......................       66,900         4,407,037
 SEI Investments Co. ...........................       17,000         1,615,000
 SOFTWORKS, Inc.* ..............................       70,000           870,625
 SportsLine USA, Inc.* .........................       87,100         3,484,000
 Sterling Commerce, Inc.* ......................       46,323         1,450,489
 USinternetworking, Inc.* ......................        4,300           219,838
 Value America, Inc.* ..........................        6,900           272,119
 Verio, Inc.* ..................................      110,800         7,866,800
 VerticalNet, Inc.* ............................       22,100         2,508,350
 Vignette Corp.* ...............................       12,500         1,187,500
 WebTrends Corp.* ..............................        5,400           286,875
 Whittman-Hart, Inc.* ..........................      255,200         7,209,400
 Wind River Systems, Inc.* .....................      123,700         1,855,500
                                                                     ----------
                                                                    136,265,654
                                                                    -----------
Consumer Products Misc. (0.21%)
 Select Comfort Corp.* .........................       84,000         1,359,750
                                                                     ----------
Containers (0.15%)
 Ivex Packaging Corp.* .........................       50,000           984,375
                                                                     ----------
Electronics (8.52%)
 ATMI, Inc.* ...................................      160,900         3,700,700
 Credence Systems Corp.* .......................      154,300         3,963,581
 DuPont Photomasks, Inc.* ......................       80,000         3,500,000
 Flextronics International Ltd.* ...............      104,000         4,855,500
 KLA-Tencor Corp.* .............................       40,000         1,985,000
 L-3 Communications Holdings, Inc.* ............       21,400         1,044,588
 Level One Communications, Inc.* ...............       78,925         4,054,772
 Micrel, Inc.* .................................       71,200         4,191,900
 Microwave Power Devices, Inc.* ................      240,000         3,075,000
 Novellus Systems, Inc.* .......................       50,400         2,381,400
 PLX Technology, Inc.* .........................      140,100         2,714,437
 PMC-Sierra, Inc. (Canada)* ....................       27,200         2,607,800
 Powerwave Technologies, Inc. * ................      151,300         4,595,737
 PRI Automation, Inc.* .........................      111,100         2,756,669
 QLogic Corp. * ................................       81,800         5,720,888
 Semtech Corp.* ................................      103,600         3,379,950
                                                                     ----------
                                                                     54,527,922
                                                                     ----------

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Finance (3.33%)
 Affiliated Managers Group, Inc.* ..............      118,400        $3,441,000
 AmeriCredit Corp.* ............................      217,700         3,605,656
 Medallion Financial Corp. .....................      270,800         4,569,750
 Metris Cos., Inc. .............................       62,400         3,814,200
 Price (T. Rowe) Associates, Inc. ..............       39,500         1,488,656
 TeleBanc Financial Corp.* .....................       42,200         4,372,975
                                                                     ----------
                                                                     21,292,237
                                                                     ----------
Food (0.89%)
 American Italian Pasta Co. (Class A)* .........      212,300         5,705,562
                                                                     ----------
Insurance (0.70%)
 Executive Risk, Inc. ..........................       24,200         1,736,350
 Horace Mann Educators Corp. ...................       86,800         1,974,700
 Medical Assurance, Inc.* ......................       28,750           790,625
                                                                     ----------
                                                                      4,501,675
                                                                     ----------
Leisure (3.24%)
 Cinar Films, Inc. (Class B) (Canada)* .........      235,000         4,905,625
 Imax Corp. (Canada)* ..........................      160,000         3,030,000
 Premier Parks, Inc.* ..........................      189,800         6,559,962
 Steiner Leisure Ltd.* .........................      195,500         6,207,125
                                                                     ----------
                                                                     20,702,712
                                                                     ----------
Linen Supply & Related (0.59%)
 G & K Services, Inc. (Class A) ................       81,000         3,786,750
                                                                     ----------
Machinery (0.53%)
 Applied Power, Inc. (Class A) .................      106,800         3,370,875
                                                                     ----------
Media (6.40%)
 Adelphia Communications Corp.
  (Class A)* ...................................      114,000         7,780,500
 Citadel Communications Corp.* .................      155,800         4,362,400
 Clear Channel Communications, Inc.* ...........       56,414         3,920,773
 Cumulus Media, Inc. (Class A) * ...............      150,000         2,428,125
 Entercom Communications Corp.* ................       30,600         1,136,025
 Harte-Hanks, Inc. .............................      141,800         3,580,450
 Heftel Broadcasting Corp. (Class A)* ..........       73,000         3,969,375
 Network Event Theater, Inc.* ..................      369,800         5,431,437
 Pegasus Communications Corp.* .................      143,500         5,883,500
 Wiley (John) & Sons, Inc. (Class A) ...........       59,700         2,414,119
                                                                     ----------
                                                                     40,906,704
                                                                     ----------
Medical (6.59%)
 Alkermes, Inc.* ...............................      156,900         4,197,075
 CLOSURE Medical Corp.* ........................       59,600         1,922,100
 Gilead Sciences, Inc.* ........................       80,600         3,712,637
 HCR Manor Care, Inc.* .........................       40,950         1,136,363
 Human Genome Sciences, Inc.* ..................       51,000         1,887,000

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Medical (continued)
 IDEC Pharmaceuticals Corp.* ...................      106,700        $5,415,025
 Inhale Therapeutic Systems, Inc.* .............      148,900         4,280,875
 Millennium Pharmaceuticals, Inc.* .............       55,000         2,045,313
 MiniMed, Inc.* ................................       87,600         5,475,000
 Perclose, Inc.* ...............................      109,600         4,164,800
 Pharmacyclics, Inc.* ..........................      151,900         2,164,575
 Renal Care Group, Inc.* .......................      175,900         3,671,912
 Res-Care, Inc.* ...............................      114,050         2,109,925
                                                                     ----------
                                                                     42,182,600
                                                                     ----------
Metal (0.11%)
 NCI Building Systems, Inc.* ...................       28,400           683,375
                                                                     ----------
Oil & Gas (1.02%)
 Dril-Quip, Inc.* ..............................       89,900         2,191,313
 J. Ray McDermott, S.A.* .......................       46,700         1,471,050
 Newfield Exploration Co.* .....................       90,200         2,424,125
 Veritas DGC, Inc.* ............................       22,350           452,588
                                                                     ----------
                                                                      6,539,076
                                                                     ----------
Pollution Control (0.80%)
 Newpark Resources, Inc.* ......................      201,200         1,848,525
 Tetra Tech, Inc.* .............................      133,900         3,238,706
                                                                     ----------
                                                                      5,087,231
                                                                     ----------
Printing - Commercial (0.77%)
 Consolidated Graphics, Inc.* ..................       60,400         2,574,550
 Mail-Well, Inc.* ..............................      178,800         2,335,575
                                                                     ----------
                                                                      4,910,125
                                                                     ----------
Retail (12.23%)
 99 Cents Only Stores* .........................       95,062         4,479,797
 Abercrombie & Fitch Co. (Class A)* ............       56,600         5,384,075
 Applebee's International, Inc. ................      147,050         3,795,728
 bebe stores, Inc.* ............................      128,200         4,871,600
 Buca, Inc.* ...................................       42,500           770,313
 CSK Auto Corp.* ...............................      189,500         4,737,500
 CVS Corp.* ....................................       43,000         2,047,875
 Duane Reade, Inc.* ............................       93,000         2,493,562
 Ethan Allen Interiors, Inc. ...................       77,500         3,928,281
 Garden Fresh Restaurant Corp.* ................      145,500         2,364,375
 Insight Enterprises, Inc.* ....................      124,400         3,358,800
 Linens ON Things, Inc.* .......................      135,000         6,176,250
 Lowe's Cos., Inc. .............................       56,136         2,961,174
 Noodle Kidoodle, Inc.* ........................      277,200         1,975,050
 O'Reilly Automotive, Inc.* ....................       98,000         4,483,500
 P.F. Chang's China Bistro, Inc.* ..............       96,200         2,429,050
 Pacific Sunwear of California, Inc.* ..........      144,800         5,371,182
 Starbucks Corp.* ..............................      106,600         3,937,538



                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----

Retail (continued)
 Wet Seal, Inc. (The) (Class A)* ...............      105,600        $4,303,200
 Whole Foods Market, Inc.* .....................       98,900         3,857,100
 Wild Oats Markets, Inc.* ......................      163,700         4,532,444
                                                                     ----------
                                                                     78,258,394
                                                                     ----------
Schools/Education (1.77%)
 Education Management Corp.* ...................      170,400         3,397,350
 ITT Educational Services, Inc.* ...............      172,150         4,228,434
 Strayer Education, Inc. .......................      106,750         3,696,219
                                                                     ----------
                                                                     11,322,003
                                                                     ----------
Telecommunications (10.07%)
 Allegiance Telecom, Inc.* .....................      160,000         7,360,000
 Com21, Inc.* ..................................      139,400         4,338,825
 Crown Castle International Corp.* .............      282,300         5,398,987
 Global TeleSystems Group, Inc.* ...............       57,200         3,782,350
 Intermedia Communications, Inc.* ..............      207,200         6,669,250
 Launch Media, Inc.* ...........................      152,700         3,855,675
 Metromedia Fiber Network, Inc.
  (Class A)* ...................................       90,000         7,582,500
 NEXTLINK Communications, Inc.
  (Class A)* ...................................      119,000         8,716,750
 Qwest Communications International,
 Inc.* .........................................       40,089         3,425,104
 RF Micro Devices, Inc.* .......................      128,300         7,168,762
 Tellabs, Inc.* ................................       30,000         3,282,187
 WinStar Communications, Inc.* .................       58,500         2,844,562
                                                                     ----------
                                                                     64,424,952
                                                                     ----------
Textile (0.63%)
 Cutter & Buck, Inc.* ..........................      155,300         4,018,388
                                                                     ----------
Transport (2.40%)
 Eagle USA Airfreight, Inc.* ...................      124,900         4,558,850
 Expeditors International of Washington,
 Inc. ..........................................       90,000         5,456,250
 Forward Air Corp.* ............................       99,450         2,212,763
 MotivePower Industries, Inc.* .................      184,500         3,148,031
                                                                     ----------
                                                                     15,375,894
                                                                     ----------
Waste Disposal Service & Equip. (0.78%)
 Waste Connections, Inc.* ......................      189,100         4,987,513
                                                                     ----------
                             TOTAL COMMON STOCKS
                             (Cost $411,181,952)      (98.95%)      632,989,690
                                                     --------       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

                   John Hancock Funds - Small Cap Growth Fund


                                       INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                      RATE      (000s OMITTED)     VALUE
-------------------                      ----      --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.12%)
 Investment in a joint repurchase
  agreement transaction with
  SBC Warburg, Inc. - Dated
  04-30-99, due 05-03-99
  (Secured by U.S. Treasury Bonds,
  6.625% thru 9.25%, due
  02-15-16 thru 02-15-27 and
  U.S. Treasury Note, 5.625%
  due 04-30-00) - Note A ...........     4.89%         $13,571      $13,571,000
                                                                    -----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00% .........................                              217
                                                                    -----------
                  TOTAL SHORT-TERM INVESTMENTS          (2.12%)      13,571,217
                                                      --------      -----------
                             TOTAL INVESTMENTS        (101.07%)     646,560,907
                                                      --------      -----------
             OTHER ASSETS AND LIABILITIES, NET          (1.07%)      (6,832,735)
                                                      --------      -----------
                              TOTAL NET ASSETS        (100.00%)    $639,728,172
                                                      ========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.


                       SEE NOTES TO FINANCIAL STATEMENTS

============================NOTES TO FINANCIAL STATEMENTS=======================

                   John Hancock Funds - Small Cap Growth Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Small Cap Growth Fund (the "Fund") and John Hancock Global Technology Fund. Prior to June 1, 1999, the Fund was known as John Hancock Emerging Growth Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.


EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily

============================NOTES TO FINANCIAL STATEMENTS=======================

                   John Hancock Funds - Small Cap Growth Fund


identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the period amounted to $11,740,817. The annualized interest rate charged during the period ranged from 5.2500% thru 5.8125%. At April 30, 1999, there were no outstanding borrowings.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $232,063. Out of this amount, $32,359 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $165,016 was paid as sales commissions to unrelated broker-dealers and $34,688 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of

============================NOTES TO FINANCIAL STATEMENTS=======================

                   John Hancock Funds - Small Cap Growth Fund


Class B shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $521,472.

         Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $225.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $4,976.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $313,147,186 and $379,249,453, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

         The cost of investments owned at April 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $424,813,613. Gross unrealized appreciation and depreciation of investments aggregated $238,255,950 and $16,508,873, respectively, resulting in net unrealized appreciation of $221,747,077.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                         --------------
       A Global Investment Management Firm                           Bulk Rate
                                                                   U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                           PAID
1-800-225-5291  1-800-554-6713 (TDD)                               Randolph, MA
INTERNET: www.jhancock.com/funds                                   Permit No. 75
                                                                  --------------












--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Small Cap Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[LOGO] Printed on Recycled Paper                                      600SA 4/99
                                                                            6/99

                                     Part B

                       Statement of Additional Information

                       JOHN HANCOCK SMALL CAP GROWTH FUND
                     (a series of John Hancock Series Trust)

                               September 27, 1999

This Statement of Additional Information provides information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated September 27, 1999. This Statement of Additional Information provides additional information about John Hancock Small Cap Growth Fund and the Fund that it is acquiring, John Hancock Special Equities Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.


                                Table Of Contents

                                                                            Page
Introduction                                                                  3
Additional Information about Small Cap Growth Fund                            3
General Information and History                                               3
Investment Objective and Policies                                             3
Management of Strategic Income Fund                                           3
Control Persons and Principal Holders of Shares                               3
Investment Advisory and Other Services                                        3
Brokerage Allocation                                                          3
Capital Stock and Other Securities                                            3
Purchase, Redemption and Pricing of Small Cap Growth Fund Shares              3
Tax Status                                                                    4
Underwriters                                                                  4
Calculation of Performance Data                                               4
Financial Statements                                                          4

Additional Information about Special Equities Fund                            4
General Information and History                                               4
Investment Objective and Policies                                             4
Management of Special Equities Fund                                           4
Investment Advisory and Other Services                                        4
Brokerage Allocation                                                          4
Capital Stock and Other Securities                                            4
Purchase, Redemption and Pricing of Special Equities Fund                     4
Tax Status                                                                    5
Underwriters                                                                  5
Calculation of Performance Data                                               5
Financial Statements                                                          5

Exhibits

A- Statement of Additional Information, dated September 27, 1999, of John Hancock Small Cap Growth Fund including audited financial statements as of October 31, 1998 and unaudited financial statement as of April 30, 1999.

B- Statement of Additional Information, dated June 1, 1999, of John Hancock Special Equities Fund including audited financial statements as of October 31,1998.

C- Pro forma combined financial statements as of April 30, 1999, assuming the reorganization of John Hancock Special Equities Fund into John Hancock Small Cap Growth Fund occurred on that date.

                                  INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a proxy statement and prospectus dated September 27, 1999. The proxy statement and prospectus has been sent to the shareholders of Special Equties Fund in connection with the solicitation by the Trustees of Special Equities Fund of proxies to be voted at the special meeting of shareholders of Special Equities Fund to be held on December 1, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Small Cap Growth Fund, dated September 27, 1999 and the Statement of Additional Information of Special Equities Fund, dated June 1, 1999. The Small Cap Growth Fund SAI and the Special Equities Fund SAI are included with this Statement of Additional Information.

               Additional Information About Small Cap Growth Fund
               --------------------------------------------------

General Information and History
-------------------------------
For additional information about Small Cap Growth Fund generally and its history, see "Organization of the Funds" in the Small Cap Growth Fund SAI.

Investment Objective and Policies
---------------------------------
For additional  information about Small Cap Growth Fund's investment  objective,
policies  and  restrictions,   see  "Investment  Objectives  and  Policies"  and
"Investment Restrictions" in the Small Cap Growth Fund SAI.

Management of Small Cap Growth Fund
-----------------------------------
For additional information about the Small Cap Growth Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Small Cap Growth Fund SAI.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of Small Cap Growth Fund and principal holders of shares of Small Cap Growth Fund, see "Those Responsible for Management" in the Small Cap Growth Fund SAI.

Investment Advisory and Other Services
--------------------------------------
For additional information about Small Cap Growth Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Small Cap Growth Fund SAI.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about Small Cap Growth Fund's brokerage allocation practices, see "Brokerage Allocation" in the Small Cap Growth Fund SAI.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of Small Cap Growth Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Small Cap Growth Fund SAI.

Purchase, Redemption and Pricing of Small Cap Growth Fund Shares
----------------------------------------------------------------
For additional information about the determination of net asset value, see "Net Asset Value" in the Small Cap Growth Fund SAI.

Tax Status
----------
For additional information about the tax status of Small Cap Growth Fund, see "Tax Status" in the Small Cap Growth Fund SAI.

Underwriters
------------
For additional information about Small Cap Growth Fund's principal underwriter and the distribution contract between the principal underwriter and Small Cap Growth Fund, see "Distribution Contracts" in the Small Cap Growth Fund SAI.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of Small Cap Growth Fund, see "Calculation of Performance" in the Small Cap Growth Fund SAI.

Financial Statements
--------------------
Audited financial statement of Small Cap Growth Fund at October 31, 1998 and unaudited semi-annual financial statements as of April 30, 1999 are attached to the Small Cap Growth Fund SAI.

Pro forma combined financial statements as of April 30, 1999 are also attached hereto.


               Additional Information About Special Equities Fund
               --------------------------------------------------

General Information and History
-------------------------------
For additional information about Special Equities Fund generally and its history, see "Organization of the Fund" in the Special Equities Fund SAI.

Investment Objective and Policies
---------------------------------
For additional  information about Special Equities Fund's investment  objective,
policies  and  restrictions,   see  "Investment   Objective  and  Policies"  and
"Investment Restrictions" in the Special Equities Fund SAI.

Management of Special Equities Fund
-----------------------------------
For additional information about the Special Equities Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Special Equities Fund SAI.

Investment Advisory and Other Services
--------------------------------------
For additional information about Special Equities Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Special Equities Fund SAI.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about Special Equities Fund's brokerage allocation practices, see "Brokerage Allocation" in the Special Equities Fund SAI.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of Special Equities Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Special Equities Fund SAI.

Purchase, Redemption and Pricing of about Special Equities Fund Shares
----------------------------------------------------------------------
For additional information about the net asset value of Short-Term Strategic Income Fund, see "Net Asset Value" in the Special Equities Fund SAI.

Tax Status
----------
For additional information about the tax status of Special Equities Fund, see "Tax Status" in the Special Equities Fund SAI.

Underwriters
------------
For additional information about Special Equities Fund's principal underwriter and the distribution contract between the principal underwriter and Special Equities Fund, see "Distribution Contracts" in the Special Equities Fund SAI.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of Special Equities Fund, see "Calculation of Performance" in the Special Equities SAI.

Financial Statements
--------------------

Audited financial statements of Special Equities Fund at October 31, 1998 and unaudited semi-annual financial statements as of April 30, 1999 are attached to the Special Equities Fund SAI.

                       JOHN HANCOCK SMALL CAP GROWTH FUND

                  Class A, Class B, Class C and Class I Shares
                      Statement of Additional Information

                               September 27, 1999

This Statement of Additional Information provides information about John Hancock Small Cap Growth Fund (the "Fund"), in addition to the information that is contained in the combined Growth Fund's Prospectus and in the Fund's Prospectus for Class I shares (the "Prospectuses"). The Fund is a diversified series of John Hancock Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, a copy of which can be obtained free of charge by writing or telephoning:

                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                               Table of Contents
                                                                            Page
Organization of the Fund.................................................      2
Investment Objective and Policies........................................      2
Investment Restrictions..................................................     14
Those Responsible for Management.........................................     17
Investment Advisory and Other Services...................................     27
Distribution Contracts...................................................     28
Sales Compensation.......................................................     30
Net Asset Value..........................................................     33
Initial Sales Charge on Class A Shares...................................     34
Deferred Sales Charge on Class B and Class C Shares......................     36
Special Redemptions......................................................     40
Additional Services and Programs.........................................     40
Description of the Fund's Shares.........................................     42
Tax Status...............................................................     43
Calculation of Performance...............................................     48
Brokerage Allocation.....................................................     49
Transfer Agent Services..................................................     51
Custody of Portfolio.....................................................     51
Independent Auditors.....................................................     51
Appendix A- Description of Investment Risk...............................    A-1
Appendix B-Description of Bond and Commercial Paper Ratings..............    B-1
Financial Statements.....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under a Declaration of Trust dated December 2, 1996. Prior to December 2, 1996, the Fund was a series of John Hancock Technology Series, Inc., a Maryland corporation. On December 2, 1996, the Trust assumed the Registration Statement of John Hancock Technology Series, Inc. Prior to December 22, 1994, the Fund was called Transamerica Emerging Growth Fund. Prior to April 1, 1999, the Fund was called John Hancock Emerging Growth Fund.

The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectuses. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks long-term capital appreciation. The Fund invests primarily in emerging companies (market capitalization of less than $1 billion). In normal circumstances, the Fund will invest at least 80% of its assets in these companies. Current income is not a factor of consequence in the selection of stocks for the Fund.

In order to achieve its objective, the Fund invests in a diversified group of companies whose growth rates are expected to significantly exceed that of the average industrial company. It invests in these companies early in their corporate life cycle before they become widely recognized and well known, and while their reputations and track records are still emerging ("emerging companies"). Consequently, the Fund invests in the stocks of emerging companies whose capitalization, sales and earnings are smaller than those of the Fortune 500 companies. Further, the Fund's investments in emerging company stocks may include those of more established companies which offer the possibility of rapidly accelerating earnings because of revitalized management, new products, or structural changes in the economy.

The Fund currently favors companies that have demonstrated 20% annual growth over three years and are projected to continue growing at a similar pace.
This strategy can be changed at any time.

The nature of investing in emerging companies involves greater risk than is customarily associated with investments in more established companies. In particular, the value of securities of emerging companies tends to fluctuate more widely than other types of investments. Because emerging companies may be in the early stages of their development, they may be dependent on a relatively few products or services. They may also lack adequate capital reserves or may be dependent on one or two management individuals. Their stocks are often traded "over-the-counter" or on a regional exchange, and may not be traded in volumes typical of trading on a national exchange. Consequently, the investment risk is higher than that normally associated with larger, older, better-known companies. In order to help reduce this risk, the Fund allocates its investments among different industries.

Most of the Fund's investments will be in equity securities of U.S. companies. However, since many emerging companies are located outside the United States, a significant portion of the Fund's investments may occasionally be invested in equity securities of non-U.S. companies.

While the Fund will invest primarily in emerging companies, the balance of the Fund's assets may be invested in: (1) other common stocks; (2) preferred stocks;
(3) convertible securities (up to 10% of the Fund's total assets may be invested in convertible securities rated as low as "B" by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by John Hancock Advisers, Inc. (the "Adviser") to be comparable in quality to those rated "B"; (4) warrants; and (5) debt obligations of the U.S. Government, its agencies and instrumentalities.

In order to provide liquidity for the purchase of new investments and to effect redemptions of its shares, the Fund will invest a portion of its assets in high quality, short-term debt securities with remaining maturities of one year or less, including U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, corporate debt securities and related repurchase agreements.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the Fund's assets may be invested in cash or cash equivalents consisting of: (1) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $100,000,000 or more; (2) commercial paper rated within the two highest rating categories of a nationally recognized rating organization; (3) investment grade short-term notes; (4) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and (5) related repurchase agreements.

Investment In Foreign Securities. The Fund may invest in securities of foreign issuers including securities in the form of sponsored and unsponsored American Depository Receipts ("ADRs") European Depository Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs are designed for use in foreign securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States.

Foreign Securities and Investments in Emerging Markets. The Fund may invest in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets.

The securities markets of many countries have in the past moved relatively independent of one another, due to differing economic, financial, political and social factors. When markets in fact move in different directions and offset each other, there may be a corresponding reduction in risk for the Fund's portfolio as a whole. This lack of correlation among the movements of the world's securities markets may also affect unrealized gains the Fund has derived from movements in any one market.

If securities traded in markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of its portfolio securities. Exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, an any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt erratic price movements.

Foreign Currency Transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund may elect to hedge less than all of its foreign portfolio positions. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, the fund will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount necessary to complete forward contract. These assets will be marked to market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be added so that the value of the account will equal the amount of the Fund's commitments in purchased forward contracts.

Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings that are published about issuers in the United States also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, an any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, and, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Lower Rated High Yield Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below investment grade rated Baa or lower by Moody's and BBB or lower by S&P. See Appendix B for a description of ratings assigned by Moody's and S&P.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

The values of lower-rated securities generally fluctuate more than those of high-rated securities. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. Although the adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates during periods of high interest rates.

Repurchase Agreements. In a repurchase agreement the Fund buy a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government Securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's net assets.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund will not invest more than 10% of its total assets in securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its total assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other fixed income securities, stocks indices or currencies, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund may not lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, or any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. As a matter of nonfundamental policy, the Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing the Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

(3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts, precious metals (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

(4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

(5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan. In addition, the Fund may purchase a portion of an issue of debt securities of types commonly distributed privately to financial institutions.

(6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(7)      Invest  in  companies  for  the  purpose  of   exercising   control  or
         management.

(8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(9) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make deposits on margin in connection with futures contracts and related options.

(10) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

(11) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of the Fund's total assets (taken at market value) would be so invested.

(12) Issue any senior security (as that term is defined in the Investment Company Act of 1940) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

(13) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

(14) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

Other Operating Policies

As a nonfundamental investment restriction, the Fund may not purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to
(a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Edward J. Boudreau, Jr. *                Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                    Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                               Chairman, Director and Chief
October 1944                                                                    Executive Officer, The Berkeley
                                                                                Financial Group, Inc. ("The
                                                                                Berkeley Group"); Chairman and
                                                                                Director, NM Capital Management,
                                                                                Inc. ("NM Capital"), John Hancock
                                                                                Advisers International Limited
                                                                                ("Advisers International") and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp"); Chairman
                                                                                and Chief Executive Officer, John
                                                                                Hancock Funds, Inc. ("John Hancock
                                                                                Funds"); Chairman, First Signature
                                                                                Bank and Trust Company; Director,
                                                                                John Hancock Insurance Agency, Inc.
                                                                                ("Insurance Agency, Inc."), John
                                                                                Hancock Advisers International
                                                                                (Ireland) Limited ("International
                                                                                Ireland"), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science;
                                                                                Director, John Hancock Freedom
                                                                                Securities Corporation (until
                                                                                September 1996); Director, John
                                                                                Hancock Signature Services, Inc.
                                                                                ("Signature Services") (until
                                                                                January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       17


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Stephen L. Brown*                        Trustee                                Chairman and Chief Executive
John Hancock Place                                                              Officer, John Hancock Mutual Life
P.O. Box 111                                                                    Insurance Company; Director, the
Boston, MA 02117                                                                Adviser, John Hancock Funds,
July 1937                                                                       Insurance Agency, John Hancock
                                                                                Subsidiaries, Inc., The Berkeley
                                                                                Group, Federal Reserve Bank of
                                                                                Boston, Signature Services (until
                                                                                January 1997;) Trustee, John
                                                                                Hancock Asset Management (until
                                                                                March 1997).


James F. Carlin                          Trustee                                Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual (insurance), Health
                                                                                Plan Services, Inc., Massachusetts
                                                                                Health and Education Tax Exempt
                                                                                Trust, Flagship Healthcare, Inc.,
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995), Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (until 1999).




-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       18


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

William H. Cunningham                    Trustee                                Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company)
                                                                                (1985-1998); Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Chase Bank (formerly Texas Commerce
                                                                                Bank - Austin).


Ronald R. Dion                           Trustee                                President and Chief Executive
250 Boylston Street                                                             Officer, R.M. Bradley &  Co., Inc.;
Boston, MA 02116                                                                Director, The New England Council
March 1946                                                                      and Massachusetts Roundtable;
                                                                                Trustee, North Shore Medical Center
                                                                                and a corporator of the Eastern
                                                                                Bank; Trustee, Emmanuel College.


Harold R. Hiser, Jr.                     Trustee                                Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.




                                       19


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Anne C. Hodsdon *                        Trustee and President (1,2)            President, Chief Operating Officer,
101 Huntington Avenue                                                           Chief Investment Officer and
Boston, MA  02199                                                               Director, the Adviser, The Berkeley
August 1953                                                                     Group; Executive Vice President and
                                                                                Director, John Hancock Funds;
                                                                                Director, Advisers International,
                                                                                Insurance Agency, Inc. and
                                                                                International Ireland; President and
                                                                                Director, SAMCorp. and NM Capital;
                                                                                Executive Vice President, the
                                                                                Adviser (until December 1994);
                                                                                Director, Signature Services (until
                                                                                January 1997).

Charles L. Ladner                        Trustee                                Senior Vice President and Chief
UGI Corporation                                                                 Financial Officer, UGI Corporation
P.O. Box 858                                                                    (Public Utility Holding Company)
Valley Forge, PA  19482                                                         (retired 1998); Vice President and
February 1938                                                                   Director for AmeriGas, Inc. (retired
                                                                                1998); Vice President of AmeriGas
                                                                                Partners, L.P. (until 1997);
                                                                                Director, EnergyNorth, Inc. (until
                                                                                1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       20


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Leo E. Linbeck, Jr.                      Trustee                                Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board, Linbeck Construction
                                                                                Corporation; Director, Duke Energy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm); Director, Greater
                                                                                Houston Partnership.


Steven R. Pruchansky                     Trustee (1)                            Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  34104                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       21


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Mutual
John Hancock Place                                                              Life Insurance Company; Director,
P.O. Box 111                                                                    the Adviser, John Hancock Funds,
Boston, MA  02117                                                               Signator Investors, Inc., Insurance
August 1937                                                                     Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; The Berkeley Group; JH
                                                                                Networking Insurance Agency, Inc.;
                                                                                Signature Services (until January
                                                                                1997).

Norman H. Smith                          Trustee                                Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       22


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

John P. Toolan                           Trustee                                Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1930                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).


Osbert M. Hood                           Senior Vice President and Chief        Senior Vice President , Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer and Treasurer, the
Boston, MA  02199                                                               Adviser, the Berkeley Group and John
August 1952                                                                     Hancock Funds, Inc.; Vice President
                                                                                and Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company Retail Sector (until 1997).



-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       23


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

John A. Morin                            Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services, John Hancock
July 1950                                                                       Funds, NM Capital and SAMCorp.;
                                                                                Clerk, Insurance Agency, Inc.;
                                                                                Counsel, John Hancock Mutual Life
                                                                                Insurance Company (until February
                                                                                1996).


Susan S. Newton                          Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                           Hancock Funds, Signature Services
Boston, MA  02199                                                               and The Berkeley Group.
March 1950

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau, Brown and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services.

                                                            Total
                                                            Compensation
                                                            from all Funds in
                                   Aggregate                John Hancock
                                  Compensation              Fund Complex to
Trustees                          from the Fund(1)          Trustees (2)
--------                          ----------------          ------------

James F. Carlin                       $ 4,641                $ 74,000
William H. Cunningham*                  4,641                  74,000
Ronald R. Dion                            748                  18,500
Charles F. Fretz                        3,837                  57,121
Harold R. Hiser, Jr.*                   4,393                  70,000
Charles L. Ladner                       4,779                  77,100
Leo E. Linbeck, Jr.                     4,641                  74,000
Patricia P. McCarter                    2,942                  43,696
Steven R. Pruchansky                    4,838                  77,100
Norman H. Smith                         4,925                  79,350
John P. Toolan*                         4,779                  77,100
                                     --------               ---------
Total                                 $45,164                $721,967

      (1)    Compensation is for fiscal year ended October 31, 1998.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 1998 As of that date, there were sixty-seven funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty three funds.


      (*) As of December 31, 1998 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $320,943 for Mr. Hiser was $115,084, for Ms. McCarter was $183,645, for Mr. Purchansky was $75,016, for Mr. Smith was $109,807 and for Mr. Toolan was $403,714 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser, Subadviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or Trustees and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of August 9, 1999, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund listed below:

                                                                  Percentage of
                                                                   Outstanding
   Name and Address                                  Class          Shares of
    of Shareholder                                 of Shares      Class of Fund
    --------------                                 ---------      -------------

MLPF&S For The Sole Benefit Of Its Customers          A                10.94%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit Of Its Customers          B                23.69%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole Benefit Of Its Customers          C                21.16%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee, equal on an annual basis to 0.75%, based on a stated percentage of the average daily net assets of the Fund.

For the years ended October 31, 1996, 1997 and 1998, the Adviser received a fee of $4,796,777, $5,110,454 and $4,728,134, respectively.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's
Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid the Adviser $105,162, $125,076 and $101,864, respectively, for services under this Agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal period ended October 31, 1998, 1997 and 1996 were $405,078, $403,208 and $795,886, respectively, and $61,937, $62,078 and $109,314, were retained by John Hancock Funds in 1997, 1996 and 1995, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time with no additional liability for these expenses to the shareholder and the Fund. For the fiscal year ended October 31, 1998, an aggregate of $12,165,567 of distribution expenses or 2.84% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the period from June 1, 1998 to October 31, 1998, an aggregate of $2,732 of distribution expenses or 0.40% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1998, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:


                         Printing and                               Interest,
                         Mailing of                     Expenses    Carrying or
                         Prospectuses                   of John     Other
                         to new        Compensation to  Hancock     Finance
           Advertising   Shareholders  Selling Brokers  Funds       Charges
           -----------   ------------  ---------------  --------    -------

Class A       $ 84,440      $11,164         $202,702     $196,808           0
Class B       $443,466      $60,598       $1,376,125   $1,033,562  $1,243,172
Class C           $239          $14               $7         $894          $3

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the fund's assets. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under the
"Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make payment out of its own resources to a Selling Broke who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you make an investment in the Fund, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.



                                                        Maximum                 First year
                                Sales charge            reallowance             service             Maximum total
                                paid by investors       or commission           fee (% of net       compensation (1)
Class A investments             (% of offering price)   (% of offering price)   investment) (3)     (% of offering price)
-------------------             ---------------------   ---------------------   ---------------     ---------------------

Up to $49,999                   5.00%                   4.01%                    0.25%               4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%               3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%               2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%               2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%               1.60%

Regular investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999          --                      0.75%                    0.25%               1.00%
Next $1 - $5M above that        --                      0.25%                    0.25%               0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%               0.25% (2)


Retirement investments
of Class A shares of
$1 million or more *
--------------------

First $1M - $24,999,999         --                      0.75%                    0.25%               1.00%
Next $25M -$49,999,999          --                      0.25%                    0.25%               0.50%
Next $1 or more above that      --                      0.00%                    0.25%               0.25%

                                                        Maximum
                                                        reallowance              First year          Maximum total
                                                        or commission            service fee (% of   Compensation (1)
Class B Investments                                     (% of offering price)    net investment)(3)  (% of offering price)
-------------------                                     ---------------------    ------------------  ---------------------


All amounts                                             3.75%                    0.25%               4.00%

                                                        Maximum
                                                        reallowance             First year           Maximum total
                                                        or commission           service fee (% of    Compensation (1)
Class C Investments                                     (% of offering price)   net investment) (3)  (% of offering price)
-------------------                                     --------------------    -------------------  ---------------------


All amounts                                             0.75%                    0.25%               1.00%

(1)   Reallowance/commission   percentages   and  service  fee  percentages  are
calculated   from  different   amounts,   and  therefore  may  not  equal  total
compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments  aggregated with investments  since the last annual
reset.  John  Hancock  Funds  may  take  recent   redemptions  into  account  in
determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

*Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believed accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


         Amount Invested                                 CDSC Rate
         ---------------                                 ---------

         $1 to $4,999,999                                 1.00%
         Next $5 million to $9,999,999                    0.50%
         Amounts of $10 million and over                  0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. A individual;s non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrow Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors, with the following exception:

Combination Privilege. As explained in the Fund's Prospectus for Class I Shares, a Class I investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his current and prior investments in Class I shares of the Fund and Class I shares of any other John Hancock Fund and/or in any of the series of the John Hancock Institutional Series Trust exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)       $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
      o Minus proceeds of 10 shares not subject
        to CDSC (dividend reinvestment)                                 (120.00)
                                                                        -------
      oAmount subject to CDSC                                           $280.00

      *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions  due to  death  or  disability.  (Does  not  apply to trust
         accounts unless trust is   being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a
         CDSC).

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth, Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code) unless otherwise noted:

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.



Please see matrix for some examples.

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events.

Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares, and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders of each class. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series.. Furthermore, no Fund included in the Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. exempt with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund does not have any capital loss carryforwards.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced to zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market rules or constructive sale applicable to certain options, futures, forwards, short sales, or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of April 30, 1999, the average annual returns for the Fund's Class A shares for the one year and five year periods and since inception on August 22, 1991 were -1.29%,16.89% and 15.57%, respectively.

As of April 30, 1999, the average annual total returns of the Class B shares of the Fund for the one, five and ten year periods and the life-of-the Fund since inception on October 26, 1987 were 0.93%, 17.03% and 16.95%, respectively.

As of April 30, 1999, the cumulative annual total return of the Class C shares of the Fund since inception on June 1, 1998 was 14.96%.

Class I shares did not commence operations until December 1, 1999, therefore, there is no average total return on Class I shares of the Fund.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     n ______
T = \ / ERV/P - 1



Where:

P =       a hypothetical initial investment of $1,000.
T =       average annual total return.
n =       number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate. Class I shares did not commence operations until December 1, 1999; therefore there are no performance calculations for Class I shares but performance calculations for class I would not include any sales charge or distribution plan fees.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealer, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid negotiated brokerage commissions of $1,201,179, $1,118,124 and $459,477, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended October 31, 1998, the Fund paid commissions of $104,790 as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal year ended October 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions to the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, the investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217- 1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account and 0.05% of the average daily net assets attributable to the Class I shares. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and have been included in reliance on their report as experts in accounting and auditing.

APPENDIX-A-Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectuses.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

FINANCIAL STATEMENTS

          Supplement to the John Hancock Special Equities Fund- Class Y
                         Prospectus dated March 1, 1999




On July 19, 1999, the Trustees of the John Hancock Special Equities Fund (the "Fund") voted to recommend that the shareholders approve a tax free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on December 1, 1999, the Fund would transfer all of its assets and liabilities to John Hancock Small Cap Growth Fund ("Small Cap Growth Fund") in a tax free exchange for shares of equal value of Small Cap Growth Fund. Further information regarding the proposed reorganization will be contained in proxy statement and prospectus which is scheduled to be mailed to shareholders on or about September 27, 1999.

Effective August 2, 1999, John Hancock Special Equities Fund will be closed to all new accounts.


July 19, 1999

18YPS-7/99

--------------------------------------------------------------------------------

                                  JOHN HANCOCK

                                  Special
                                  Equities Fund
                                  Class Y

                                  [LOGO] Prospectus
                                         March 1, 1999

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                  [LOGO] JOHN HANCOCK FUNDS
                         A Global Investment Management Firm

                         101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------

A summary of goals of the         Special Equities Fund                        4
fund's, strategies, risks,
performance and expenses.

Policies and instructions for     Your account
opening, maintaining and
closing an account.               Who can buy Class Y shares                   6
                                  Opening an account                           6
                                  Buying shares                                7
                                  Selling shares                               8
                                  Transaction policies                        10
                                  Dividends and account policies              11


Further information on the        Fund details
fund.
                                  Business structure                          12
                                  Financial highlights                        13

                                  For more information                back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK SPECIAL EQUITIES FUND

This fund seeks long-term growth by investing primarily in common stocks.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

o  have longer time horizons

o are willing to accept higher short-term risk along with higher potential long-term returns

o  want to diversify their portfolios

o  are seeking a fund for the growth portion of an asset allocation portfolio

o  are investing for retirement or other goals that are many years in the future

The fund may NOT be appropriate if you:

o  are investing with a shorter time horizon in mind

o  are uncomfortable with an investment whose value may vary substantially

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

The fund is managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

FUND INFORMATION KEY

A concise fund description begins on the next page. The description provides the following information:

[Clipart] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart] Main risks The major risk factors associated with the fund.

[Clipart] Past performance The fund's total return, measured year-by-year and over time.

[Clipart] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Special Equities Fund

GOAL AND STRATEGY

[Clipart] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of emerging growth companies and companies in situations offering unusual or one-time opportunities. Emerging growth companies tend to have small market capitalizations, typically less than $1 billion.

In managing the portfolio, the managers focus on stock selection and then consider sector and geographic diversification. The portfolio typically includes more than 90 companies. The types of high-growth companies targeted by the fund tend to cluster in certain sectors, such as technology.

In choosing individual securities, the management team uses fundamental financial analysis to identify companies with strong and accelerating earnings growth. The managers favor companies that dominate their market niches or are poised to become market leaders. The managers look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in certain other types of equity and debt securities. It may also invest in foreign securities. In addition, the fund may make limited use of derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class Y year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                         1994    1995   1996   1997    1998

                                         2.59%  51.14%  4.19%  5.38%  -4.91%

PORTFOLIO MANAGERS

Laura Allen, CFA
--------------------------------------------------------------------------------

Senior vice president of adviser Joined team in 1998 Joined adviser in 1998 Began career in 1986

Bernice S. Behar, CFA
--------------------------------------------------------------------------------

Senior vice president of adviser Joined team in 1998 Joined adviser in 1991 Began career in 1991

Anurag Pandit, CFA
--------------------------------------------------------------------------------

Vice president of adviser Joined team in 1996 Joined adviser in 1996 Began career in 1984

Best quarter:  Q4 '98, 26.82%  Worst quarter:  Q3 '98, -26.74%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                              Class Y      Index 1      Index 2
1 year                                        -4.91%       -2.55%       1.23%
5 years                                       10.11%       11.87%       10.22%
Life of fund - began 9/1/93                   10.73%       12.20%       10.76%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 stocks of U.S. common stocks.

Index 2: Russell 2000Growth Index, an unmanaged index of the Russell 2000 stocks with a greater-than-average growth orientation.

MAIN RISKS

[Clipart] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Because the fund concentrates on small-capitalization and companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of small-capitalization companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Special-situation companies often have histories of uneven performance, and circumstances that appear to offer opportunities for growth don't necessarily lead to growth.

The fund's management strategy will influence performance significantly. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, small-capitalization stocks, derivatives and other higher-risk securities could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses                                       Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
as a % of purchase price                                               none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less                    none

--------------------------------------------------------------------------------
Annual operating expenses                                              Class Y
--------------------------------------------------------------------------------
Management fee                                                         0.81%
Distribution and service (12b-1) fees                                  none
Other expenses                                                         0.16%
Total fund operating expenses                                          0.97%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class Y                         $99          $309         $536         $1,190

FUND CODES

Class Y
---------------------------

Ticker            --
CUSIP             410225304
Newspaper         --
SEC number        811-4079

Your account

--------------------------------------------------------------------------------
WHO CAN BUY CLASS Y SHARES

Class Y shares are offered without any front-end or contingent deferred sales charges. They are available to certain types of institutional investors, as noted below:

o Retirement plans that are not affiliated with the adviser and have at least $25,000,000 in assets. These can either have a separate trustee who has full investment discretion over the plan's assets or be participant-directed plans, such as 401(k) and TSA plans, that allow participants to choose the fund among one or more investment options.

o Banks and insurance companies that are purchasing fund shares for their own account and are not affiliated with the adviser.

o  Investment companies not affiliated with the adviser.

o  Tax-exempt retirement plans of the adviser and its affiliates.

o Unit investment trusts sponsored by John Hancock Funds, Inc. and certain other sponsors.

o Existing full-service clients of John Hancock Mutual Life Insurance Company who were group annuity contract holders as of September 1, 1994.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine if you are eligible, referring to "About Class Y Shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $1 million unless you receive a waiver from the fund's officers. You may qualify for the minimum if you invest more than $1 million between Class Y shares of this fund and Class Y shares of Sovereign Investors Fund, the other fund that offers this class of shares.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representive or Signature Services at 1-800-755-4371.

5 Submit additional documentation when opening trust, corporate or power of attorney accounts.

6 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clipart]  o  Make out a check for the        o  Make out a check for the
              investment amount, payable to      investment amount payable to
              "John Hancock Signature            "John Hancock Signature
              Services, Inc."                    Services, Inc."

           o  Deliver the check and your      o  Fill out the detachable
              completed application to your      investment slip from an
              financial representative, or       account statement. If no slip
              mail them to Signature             is available, include a note
              Services (address below).          specifying the fund name, your
                                                 share class, your account
                                                 number and the name(s) in
                                                 which the account is
                                                 registered.

                                              o  Deliver the check and your
                                                 investment slip or note to
                                                 your financial representative,
                                                 or mail them to Signature
                                                 Services (address below).

By exchange

[Clipart]  o  Call your financial             o  Call your financial
              representative or Signature        representative or Signature
              Services to request an             Services to request an
              exchange.                          exchange.

By wire

[Clipart]  o  Deliver your completed          o  Instruct your bank to wire the
              application to your financial      amount of your investment to:
              representative, or mail it to        First Signature Bank & Trust
              Signature Services.                  Account # 900000260
                                                   Routing # 211475000
           o  Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and
              Services.                       the name(s) in which the account
                                              is registered. Your bank may
           o  Instruct your bank to wire the  charge a fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000

           Specify the fund name, your
           choice of share class, the new
           account number and the name(s) in
           which the account is registered.
           Your bank may charge a fee to
           wire funds.

By phone

[Clipart]  See "By wire" and "By exchange."   o  Verify that your bank or
                                                 credit union is a member of
                                                 the Automated Clearing House
                                                 (ACH) system.

                                              o  Complete the "Invest By Phone"
                                                 and "Bank Information"
                                                 sections on your account
                                                 application.

                                              o  Call Signature Services to
                                                 verify that these features are
                                                 in place on your account.

                                              o  Tell the Signature Services
                                                 representative the fund name,
                                                 your share class, your account
                                                 number, the name(s) in which
                                                 the account is registered and
                                                 the amount of your investment.

-----------------------------------------

Address:
John Hancock Signature Services, Inc.
P.O. Box 9296
Boston, MA 02217-1000

Phone Number: 1-800-755-4371

-----------------------------------------


                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
                Designed for                    To sell some or all of
                                                your shares

By letter

[Clipart]       o  Required for sales of $15    o  Write a letter of
                   million or more; however,       instruction indicating the
                   sales of any amount can be      fund name, your share class,
                   requested by letter             your account number, the
                                                   name(s) in which the account
                                                   is registered and the dollar
                                                   value or number of shares
                                                   you wish to sell.

                                                o  Include all signatures and
                                                   any additional documents
                                                   that may be required (see
                                                   next page).

                                                o  Mail the materials to
                                                   Signature Services.

                                                o  A check will be mailed to
                                                   the name(s) and address in
                                                   which the account is
                                                   registered, or otherwise
                                                   according to your letter of
                                                   instruction.

By phone

[Clipart]       o  Sales of up to $5 million    o  For automated service 24
                                                   hours a day using your
                                                   touch-tone phone, call the
                                                   EASI-Line at
                                                   1-800-338-8080.

                                                o  To place your order with a
                                                   representative at John
                                                   Hancock Funds, call
                                                   Signature Services between
                                                   8 A.M. and 4 P.M. Eastern
                                                   Time on most business days.

                                                o  Redemption proceeds of up to
                                                   $100,000 may be sent by wire
                                                   or by check. A check will be
                                                   mailed to the exact name(s)
                                                   and address on the account.
                                                   Redemption proceeds exceeding
                                                   $100,000 must be wired to
                                                   your designated bank account.

By wire or electronic funds transfer (EFT)

[Clipart]       o  Requests by letter to sell   o  To verify that the
                   any amount.                     telephone redemption
                                                   privilege is in place on an
                o  Requests by phone to sell       account, or to request the
                   up to $5 million (accounts      form to add it to an
                   with telephone redemption       existing account, call
                   privileges).                    Signature Services.

                                                o  Amounts of $5 million or more
                                                   will be wired on the next
                                                   business day.

                                                o  Amounts of up to $100,000
                                                   may be sent by EFT or by
                                                   check. Funds from EFT
                                                   transactions are generally
                                                   available by the second
                                                   business day. Your bank may
                                                   charge a fee for this
                                                   service.

By exchange

[Clipart]       o  Sales of any amount.         o  Obtain a current prospectus
                                                   for the fund into which you
                                                   are exchanging by calling
                                                   your financial
                                                   representative or Signature
                                                   Services.

                                                o  Call your financial
                                                   representative or Signature
                                                   Services to request an
                                                   exchange.


8 YOUR ACCOUNT

Selling shares in writing For sales of $5 million or more and in certain other circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o  you are selling more than $5 million worth of shares

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                       [Clipart]

Owners of corporate or association       o  Letter of instruction.
accounts.
                                         o  Corporate resolution, certified
                                            within the past 12 months.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Signature guarantee if applicable
                                            (see above).

Retirement plan or pension trust         o  Letter of instruction.
accounts.
                                         o  On the letter, the signature(s) of
                                            the trustee(s).

                                         o  Provide a copy of the trust
                                            document certified within the past
                                            12 months.

                                         o  Signature guarantee if applicable
                                            (see above).

Account types not listed above.          o  Call 1-800-225-5291 for
                                            instructions.

----------------------------------------

Address:
John Hancock Signature Services, Inc.
P.O. Box 9296
Boston, MA 02217-1000

Phone Number: 1-800-755-4371

----------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by Signature Services in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o  after any changes of name or address of the registered owner(s)

o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally declares dividends annually and pays them annually. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of the fund's dividends are from capital gains. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Year 2000 compliance The adviser and the fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the fund's invest, the fund's operations or financial markets generally.

Special reinvestment privilege If you sell your Class Y shares as a result of withdrawing from your retirement plan, you will not be able to withdraw the proceeds and reinvest them in Class Y shares. However, you can reinvest in Class A shares of any John Hancock Fund without paying a front-end sales charge. This privilege is available whether you reinvest into a taxable account or roll the proceeds into an IRA. If you reinvest in a taxable account, you may be subject to 20% tax withholding on the amount of your distribution.


                                                                 YOUR ACCOUNT 11

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the business activities and retains the services of the various firms that carry out the fund's operations.

Management fees For the last fiscal year the fund paid management fees of 0.81% to the investment adviser.

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends,
                    and processing of buy and sell requests.
             ------------------------------------------------------

                                                                        Asset
                                                                      management

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


12  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The table details the performance of the fund's Class Y shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Special Equities Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------
Class Y(1) - period ended:                                        10/94    10/95    10/96    10/97    10/98
-----------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $16.14   $16.20   $22.40   $24.91   $26.86
Net investment income (loss)(2)                                   (0.13)   (0.09)   (0.14)   (0.18)   (0.17)
Net realized and unrealized gain (loss) on investments             0.19     6.29     3.11     2.13    (5.98)
Total from investment operations                                   0.06     6.20     2.97     1.95    (6.15)
Less distributions:
  Distributions from net realized gain on investments sold           --       --    (0.46)      --       --
Net asset value, end of period                                   $16.20   $22.40   $24.91   $26.86   $20.71
Total investment return at net asset value(3) (%)                  0.37    38.27    13.40     7.83   (22.90)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      7,123   13,701   67,498   104,476  40,291
Ratio of expenses to average net assets (%)                        1.11     1.01     1.03     0.97     0.97
Ratio of net investment income (loss) to average net assets (%)   (0.89)   (0.50)   (0.54)   (0.73)   (0.66)
Portfolio turnover rate (%)                                          66       82       59       41      107

(1) Effective June 1, 1998, the former Class C shares were renamed Class Y shares.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.


                                                                 FUND DETAILS 13

For more information

Two documents are available that offer further information on the fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhancock.com/funds

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC

By phone: 1-800-SEC-0330

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

                                               (C) 1999 John Hancock Funds, Inc.
                                                                      180YP 3/99

John Hancock(R)

                       Supplement to the Statement of Additional Information

        John Hancock Financial Industries Fund         John Hancock Small Cap Growth Fund
         John Hancock Large Cap Growth Fund             John Hancock Small Cap Value Fund
          John Hancock Mid Cap Growth Fund               John Hancock Special Equities Fund
           John Hancock Millennium Growth Fund            John Hancock Regional Bank Fund
                                     John Hancock Real Estate Fund

The "SALES COMPENSATION" chart has been changed as follows:

                                                        Maximum
                                Sales charge            reallowance              First year service  Maximum total
                                paid by investors       or commission            fee (% of net       compensation (1)
Class A investments             (% of offering price)   (% of offering price)    investment) (3)     (% of offering price)
-------------------             ---------------------   ---------------------    ------------------  ---------------------
Up to $49,999                   5.00%                   4.01%                    0.25%               4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%               3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%               2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%               2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%               1.60%

Regular investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999         --                       0.75%                    0.25%               1.00%
Next $1 - $5M above that       --                       0.25%                    0.25%               0.50% (2)
Next $1 or more above that     --                       0.00%                    0.25%               0.25% (2)

Retirement investments
of Class A shares of
$1 million or more*
-------------------

First $1M - $24,999,999        --                       0.75%                    0.25%               1.00%
Next $25M -$49,999,999         --                       0.25%                    0.25%               0.50%
Next $1 or more above that     --                       0.00%                    0.25%               0.25%

                                                        Maximum
                                                        reallowance              First year          Maximum total
                                                        or commission            service fee (% of   Compensation (1)
Class B investments                                     (% of offering price)    net investment)(3)  (% of offering price)
-------------------                                     ---------------------    ------------------  ---------------------

All amounts                                             3.75%                    0.25%               4.00%

                                                        Maximum
                                                        reallowance              First year          Maximum total
                                                        or commission            service fee (% of   Compensation (1)
Class C investments                                     (% of offering price)    net investment)(3)  (% of offering price)
-------------------                                     --------------------     ------------------  ---------------------

All amounts                                             0.75%                    0.25%               1.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year subsequent service fees are paid quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

* Retirement investments only. These include traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, profit-sharing plan and other retirement plans as described in the Internal Revenue Code.

August 2, 1999

GROSAIS  8/99

     Supplement to John Hancock Funds' Statements of Additional Information

The following Waiver of Contingent Deferred Sales Charge has been deleted:

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.

June 11, 1999

                       JOHN HANCOCK SPECIAL EQUITIES FUND

                  Class A, Class B, Class C and Class Y Shares
                       Statement of Additional Information


                                  June 1, 1999

This Statement of Additional Information provides information about John Hancock Special Equities Fund (the "Fund"), a diversified open-end investment company, in addition to the information that is contained in the combined Growth Funds' Prospectus for Class A, Class B and Class C Shares dated June 1, 1999 and the Fund's Class Y Shares Prospectus dated March 1, 1999 (together, the "Prospectuses").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, copies of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                 1-800-225-5291

                                Table of Contents
                                                                            Page
Organization of the Fund...............................................        2
Investment Objective and Policies......................................        2
Investment Restrictions................................................       14
Those Responsible for Management.......................................       16
Investment Advisory and Other Services.................................       24
Distribution Contracts.................................................       26
Sales Compensation.....................................................       28
Net Asset Value........................................................       29
Initial Sales Charge on Class A Shares.................................       30
Deferred Sales Charge on Class B and Class C Shares....................       33
Special Redemptions....................................................       37
Additional Services and Programs.......................................       37
Description of the Fund's Shares.......................................       39
Tax Status.............................................................       40
Calculation of Performance.............................................       45
Brokerage Allocation...................................................       47
Transfer Agent Services................................................       48
Custody of Portfolio...................................................       48
Independent Auditors...................................................       49
Appendix A - Description of Investment Risk ...........................      A-1
Appendix B - Description of Bond and Commercial Paper Ratings..........      B-1
Financial Statements...................................................      F-1

ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in 1984 by John Hancock Advisers, Inc. (the "Adviser").

The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


The Fund will be closed indefinitely to new investors effective at the of the day that the Fund's total assets reach $2.5 billion. From that day forward, only existing accounts will be permitted to make purchases. New accounts may only be opened by participants in existing employer-sponsored retirement plans that already offer the fund. The fund will reject additional purchase orders from transferees if the purchase appears to have been made for the purpose of evading the closing limitations.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The Fund's investment objective is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of emerging growth companies and of companies in "special situations," collectively referred to as "Special Equities." The Fund will invest at least 65% of its total assets in Special Equities. The potential for growth of capital will be the basis for selection of portfolio securities. Current income will not be a factor in this selection.

The Fund may also invest in:

- equity securities of established companies that the Adviser believes offer growth potential.

- cash or investment grade corporate debt securities (debt securities which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Services, Inc. ("Moody's") --Aaa, Aa, A or Baa or Standard & Poor's Rating Group ("S & P")-- AAA, AA, A or BBB), money market instruments or securities of the United States Government or its agencies or instrumentalities ("government securities"), for temporary defensive purposes or to provide for anticipated redemptions of the Fund's shares. Debt securities rated Baa or BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken capacity to pay interest and repay principal. If the rating of a debt security is reduced below Baa or BBB, the Adviser will consider whatever action is appropriate consistent with the Fund's investment objectives and policies. If in the opinion of the Adviser, prevailing economic or market conditions require a temporary defensive posture, the Fund may invest more than 35% of its total assets in cash and these securities.

Special Equities, particularly equity securities of emerging growth companies, may have limited marketability due to thin markets in which the volume of trading for such securities is low or due to the fact that there are only a few market makers for such securities. Such limited marketability may make it difficult for the Fund to dispose of a large block of such securities. To satisfy redemption requests or other needs for cash, the Fund may have to sell these securities prematurely or at a discount from market prices or to make many small and more costly sales over a lengthy period of time. Investments by the Fund may be in existing as well as new issues of securities and may be subject to wide fluctuations in market value. The Fund will not concentrate its investments in any particular industry.

The Fund anticipates that its investments generally will be in securities of companies which it considers to reflect the following characteristics:

- Share prices which do not appear to take into account adequately the underlying value of the company's assets or which appear to reflect substantial under valuation due to factors such as prospective reversal of an unfavorable industry trend, lack of investor recognition or disappointing earnings believed to be temporary in comparison with previous earnings trends;

- Growth potential due to technological advances or discoveries, new methods in marketing or production, the offering of new or unique products or services, changes in demand for products or services or other significant new developments; or

- Existing, contemplated or possible changes in management or management policies, corporate structure or control, capitalization or the existence or possibility of some other circumstances which could be expected to have a favorable impact on earnings or market price of such company's shares.

The emerging growth companies whose securities are selected for the Fund's portfolio will generally have annual gross sales of greater than $100 million, although companies with smaller sales which, in the opinion of the Adviser, have significant growth potential may also be selected. Thus, there is no requirement that a company have annual sales of a pre-selected minimum amount before the Fund will invest in its securities. In many cases, a company may not yet be profitable when the Fund invests in its securities.

The Fund seeks emerging growth companies that either occupy a dominant position in an emerging industry or have a significant and growing market share in a large, fragmented industry. The Fund seeks to invest in those companies with potential for high growth, stable earnings, a position of industry leadership, and strong, visionary management. The Adviser believes that, while these companies present above-average risks, properly selected emerging growth companies have the potential to increase their earnings at rates substantially in excess of the growth of earnings of other companies. This increase in earnings is likely to enhance the value of an emerging growth company's equity securities.

The Fund may invest in equity securities of companies in special situations that the Adviser believes present opportunities for capital growth. A company is in a "special situation" when an unusual and possibly non-repetitive development is anticipated or is taking place. Since every special situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of the future value of the company's equity securities and risk of possible decline in value of the Fund's investment are significant.

The Fund may effect portfolio transactions without regard to holding periods, if the Adviser judges these transactions to be advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The Fund does not generally consider the length of time it has held a particular security in making its investment decisions.

The Fund is not intended as a complete investment program. The Fund's shares are suitable for investment by persons who can invest without concern for current income, who are in a financial position to assume above-average investment risk, and who are prepared to experience above-average fluctuations in net asset value over the intermediate and long term. Emerging growth companies and companies in special situations will usually not pay dividends.

Generally, emerging growth companies will have high price/earnings ratios in relation to the market. A high price/earnings ratio generally indicates that the market value of a security is especially sensitive to developments that could affect the company's potential for future earnings. These companies may have limited product lines, market or financial resources, or they may be dependent upon a limited management group. Emerging growth companies may have operating histories of fewer than three years.

Full development of the potential of emerging growth companies frequently takes time. For this reason, the Fund should be considered a long-term investment and not a vehicle for seeking short-term profits and income.

The securities in which the Fund invests will often be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

There may be additional risks inherent in the Fund's investment objective and policies. For example, if the Fund were to assume substantial positions in particular securities with limited trading markets, such positions could have an adverse effect upon the liquidity and marketability of such securities and the Fund may not be able to dispose of its holdings in these securities at then current market prices. Circumstances could also exist (to satisfy redemption requests, for example) when portfolio securities could have to be sold by the Fund at times which otherwise would be considered disadvantageous so that the Fund would receive lower proceeds from such sales than it might otherwise have expected to realize. Investment in securities which are "restricted" in the hands of the Fund (see the discussion below under the caption "Investment
Restrictions") could involve added expense to the Fund should the Fund be required to bear registration costs and could involve delays in disposing of such securities. Such delays could have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions.

Debt Securities and Money Market Instruments. The Fund may purchase or sell debt securities (including U.S. corporate bonds and notes, and obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities) and money market instruments (including short-term debt obligations payable in U.S. dollars issued by certain banks, savings and loan associations and corporations) without regard to the length of time the security has been held to take advantage of short-term differentials in yields. General changes in prevailing interest rates will affect the value of the debt securities and money market instruments held by the Fund, the value of which will vary inversely to the changes in such rates. For example, if interest rates rise after a security is purchased, the value of the security would decline.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depository Receipts (ADRs), European Depository Receipts (i) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

If securities traded in markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of its portfolio securities. Exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions deemed appropriate by the Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or and lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund may only make short sales "against the box," meaning that the Fund, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government Securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income for a taxable year in order for the Fund to qualify as a regulated investment company under the Code for that year.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of Fund's outstanding shares are present in person or by proxy at the meeting or
(2) more than 50% of the Fund's outstanding shares.

         The Fund may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, and forward foreign exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

         (6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider repurchase agreements, the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

         (7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on securities and securities indices, futures contracts on securities and securities indices and options on such futures, forward foreign exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                  (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

                  (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-Fundamental Investment Restrictions. The following restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

         (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         (b) Purchase securities on margin or make short sales, except in connection with arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts.

         (c) Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or (iii) more than 5% of the Fund's assets would be invested in any one such investment company.


         (d) Invest for the purpose of exercising control over or management of any company.

         (e) Invest more than 15% of its net assets in illiquid securities.

         (f) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values or the total costs of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Edward J. Boudreau, Jr. *                Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                    Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                               Chairman, Director and Chief
October 1944                                                                    Executive Officer, The Berkeley
                                                                                Financial Group, Inc. ("The
                                                                                Berkeley Group"); Chairman and
                                                                                Director, NM Capital Management,
                                                                                Inc. ("NM Capital"), John Hancock
                                                                                Advisers International Limited
                                                                                ("Advisers International") and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp"); Chairman,
                                                                                Chief Executive Officer and
                                                                                President, John Hancock Funds, Inc.
                                                                                ("John Hancock Funds"); Chairman,
                                                                                First Signature Bank and Trust
                                                                                Company; Director, John Hancock
                                                                                Insurance Agency, Inc. ("Insurance
                                                                                Agency, Inc."), John Hancock
                                                                                Advisers International (Ireland)
                                                                                Limited ("International Ireland"),
                                                                                John Hancock Capital Corporation
                                                                                and New England/Canada Business
                                                                                Council; Member, Investment Company
                                                                                Institute Board of Governors;
                                                                                Director, Asia Strategic Growth
                                                                                Fund, Inc.; Trustee, Museum of
                                                                                Science; Director, John Hancock
                                                                                Freedom Securities Corporation
                                                                                (until September 1996); Director,
                                                                                John Hancock Signature Services,
                                                                                Inc. ("Signature Services") (until
                                                                                January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       17

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Dennis S. Aronowitz                      Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                            University School of Law (as of
Fort Lauderdale, FL  33327                                                      1996); Director, Brookline Bankcorp.
June 1931

Richard P. Chapman, Jr.                  Trustee (1)                            Director, President and Chief
160 Washington Street                                                           Executive Officer, Brookline
Brookline, MA  02147                                                            Bankcorp. (lending); Director,
February 1935                                                                   Lumber Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                      Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.; EVP
                                                                                Resource Evaluation, Inc.
                                                                                (consulting) (until October 1993);
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       18

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Douglas M. Costle                        Trustee (1)                            Director, Chairman and Distinguished
RR2 Box 480                                                                     Senior Fellow, Institute for
Woodstock, VT  05091                                                            Sustainable Communities, Montpelier,
July 1939                                                                       Vermont (since 1991); Dean, Vermont
                                                                                Law School (until 1991); Director,
                                                                                Air and Water Technologies (until
                                                                                1996) (environmental services and
                                                                                equipment), Niagara Mohawk Power
                                                                                Corp. (electric services); Concept
                                                                                Five Technologies (until 1997);
                                                                                Mitretek Systems (governmental
                                                                                consulting services); Conversion
                                                                                Technologies, Inc.; Living
                                                                                Technologies, Inc.


Leland O. Erdahl                         Trustee                                Director of Uranium Resources
8046 Mackenzie Court                                                            Corporation; Hecla Mining Company,
Las Vegas, NV  89129                                                            Canyon Resources Corporation and
December 1928                                                                   Original Sixteen to One Mine, Inc.
                                                                                (1984-1987 and 1991-1998)
                                                                                (management consultant).

Richard A. Farrell                       Trustee                                President of Farrell, Healer & Co.,
The Venture Capital Fund of New England                                         (venture capital management firm)
160 Federal Street                                                              (since 1980);  Prior to 1980, headed
23rd Floor                                                                      the venture capital group at Bank of
Boston, MA  02110                                                               Boston Corporation.
November 1932

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       19

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Gail D. Fosler                            Trustee                                Senior Vice President and Chief
3054 So. Abingdon Street                                                         Economist, The Conference Board
Arlington, VA  22206                                                             (non-profit economic and business
December 1947                                                                    research); Director, Unisys Corp.;
                                                                                 and H.B. Fuller Company.  Director,
                                                                                 National Bureau of Economic
                                                                                 Research (academic).


William F. Glavin                         Trustee                                President Emeritus, Babson College
120 Paget Court - John's Island                                                  (as of 1997); Vice Chairman, Xerox
Vero Beach, FL 32963                                                             Corporation (until June 1989);
March 1932                                                                       Director, Caldor Inc., Reebok, Inc.
                                                                                 (since 1994) and Inco Ltd.

Anne C. Hodsdon *                         Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                            and Director, the Adviser, The
Boston, MA  02199                                                                Berkeley Group; Director, John
April 1953                                                                       Hancock Funds, Advisers
                                                                                 International, Insurance Agency,
                                                                                 Inc. and International Ireland;
                                                                                 President and Director, SAMCorp.
                                                                                 and NM Capital; Executive Vice
                                                                                 President, the Adviser (until
                                                                                 December 1994); Director, Signature
                                                                                 Services (until January 1997).

Dr. John A. Moore                         Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                            Officer, Institute for Evaluating
1629 K Street NW                                                                 Health Risks, (nonprofit
Suite 402                                                                        institution) (since September 1989).
Washington, DC  20006-1602
February 1939

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

                                       20

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Patti McGill Peterson                    Trustee                                Executive Director, Council for
CIES                                                                            International Exchange of Scholars
3007 Tilden Street, N.W.                                                        (since January 1998), Vice
Washington, D.C.  20008                                                         President, Institute of
May 1943                                                                        International Education (since
                                                                                January 1998); Senior Fellow,
                                                                                Cornell Institute of Public
                                                                                Affairs, Cornell University (until
                                                                                December 1997); President Emerita
                                                                                of Wells College and St. Lawrence
                                                                                University; Director, Niagara
                                                                                Mohawk Power Corporation (electric
                                                                                utility).


John W. Pratt                            Trustee                                Professor of Business Administration
2 Gray Gardens East                                                             Emeritus, Harvard University
Cambridge, MA  02138                                                            Graduate School of Business
September 1931                                                                  Administration (as of June 1998).

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Signator Investors, Inc.,
August 1937                                                                     Insurance Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Director, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                Signature Services (until January
                                                                                1997).

Osbert M. Hood                           Senior Vice President and Chief        Senior Vice President and Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer, the Adviser, the
Boston, MA  02199                                                               Berkeley Group and John Hancock
August 1952                                                                     Funds, Inc.; Vice President and
                                                                                Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company Retail Sector (until 1997).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

                                       21

                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

John A. Morin                            Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services and John Hancock
July 1950                                                                       Funds; Secretary, NM Capital and
                                                                                SAMCorp.; Clerk, Insurance Agency,
                                                                                Inc.; Counsel, John Hancock Mutual
                                                                                Life Insurance Company (until
                                                                                February 1996.


Susan S. Newton                          Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                           Hancock Funds, Signature Services
Boston, MA  02199                                                               and The Berkeley Group, NM Capital.
March 1950

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer.
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-independent Trustee and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.


                                                     Total Compensation From All
                            Aggregate Compensation   Funds in John Hancock Fund
Independent Trustees        From the Fund (1)        Complex to Trustees(2)
--------------------        -----------------        ----------------------

Dennis S. Aronowitz           $  7,801                     $ 72,000
Richard P. Chapman, Jr.+         8,099                       75,100
William J. Cosgrove+             7,801                       72,000
Douglas M. Costle                8,099                       75,100
Leland O. Erdahl                 7,801                       72,000
Richard A. Farrell               8,101                       75,100
Gail D. Fosler                   7,801                       72,000
William F. Glavin+               7,801                       72,000
John A. Moore+                   7,801                       72,000
Patti McGill Peterson            8,004                       75,100
John W. Pratt                    7,801                       72,000
Edward J. Spellman               8,101                       70,350
                            ----------                    ---------
Total                         $ 95,011                    $ 874,750

(1) Compensation is for fiscal year ended October 31, 1998.

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1998. As of that date, there were sixty seven funds in the John Hancock Complex, with each of these Independent Trustees serving on 34 funds.

+ As of December 31, 1998, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $81,203, for Mr. Cosgrove was $182,174, for Mr. Glavin was $248,920, and for Mr. Moore was $166,978 under the John Hancock Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more other funds for which the Adviser serves as investment adviser.

As of February 5, 1999, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund listed below:

                                                               Percentage of
                                                               Total Outstanding
Name and Address                                               Shares of the
of Shareholder                         Class of Shares         Class of the Fund
--------------                         ---------------         -----------------

MLPF&S For The Sole Benefit Of              A                          7.74%
Its Customers
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-5484

MLPF&S For The Sole Benefit Of              B                         18.40%
Its Customers
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-5484

Northern Trust Company as Trustee           Y                         62.38%
FBO: 22-LG & E
P.O. Box 92956
Chicago, IL  60675-2956

Sargent & Bundy Savings Iv Plan             Y                          9.60%
Citibank FSB C/O Wendy Olden
500 West Madison St
4 Fl, Zone 6
Chicago, IL 60661-2511


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds which have a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser had entered into a Subadvisory Agreement with DiCarlo, Forbes and St. Pierre of DFS Advisors, LLC, 75 State Street, Suite 2530, Boston, Massachusetts 02109. Under the Subadvisory Agreement, the Subadviser provided the Fund with advice and recommendations regarding the Fund's investments. Under the Sub-Advisory Agreement, the Adviser paid the Subadviser a fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Subadvisory Agreement has been terminated effective August 30, 1998.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expense of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Net Asset Value                                              Annual Rate
---------------                                              -----------

First $250,000,000                                           0.85%
Amount Over $250,000,000                                     0.80%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the years ended October 31, 1996, 1997 and 1998, the Adviser received a fee of $12,884,307, $15,145,304 and $11,915,601, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent permitted by law) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement was approved by all Trustees. The Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 1998,1997 and 1996, the Fund paid the Adviser $248,703, $345,059 and $264,274, respectively, for services under this Agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of fund shares, John Hancock Funds and Selling Brokers receive compensation at the time of sale from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B and Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal periods ended October 31, 1998, 1997 and 1996 were $1,050,785, $3,592,665
and   $10,815,398,   respectively,   and  $137,920,   $560,137  and  $1,662,406,
respectively, were retained by John Hancock Funds in 1998, 1997 and 1996, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B or Class C Plans as a liability of the Fund because the Trustees may terminate the Class B or Class C Plans at any time. For the fiscal year ended October 31, 1998, an aggregate of $24,295.911 of distribution expenses or 4.97% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. Class C shares did not commence operations until March 1, 1999; therefore, there are no unreimbursed expenses to report.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 1998, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services of the Fund. Class C shares did not commence operations until March 1, 1999; therefore, there are no expenses to report.



                                                       Expense Items
                                                       -------------


                                          Printing and                                               Interest
                                          Mailing of                               Expenses of       Carrying or
                                          Prospectus to      Compensation          John              Other
                                          New                to Selling            Hancock           Finance
                         Advertising      Shareholders       Brokers               Funds             Charges
                         -----------      ------------       -------               -----             -------

Class A shares            $244,398         $27,169          $1,012,560          $ 665,915                   0

Class B shares            $460,880         $58,120          $3,222,522         $1,223,695          $2,475,131


Class Y shares of the Fund are not subject to any Distribution Plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class Y shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A or Class B Plans.

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under the
"Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.



                                                        Maximum                  First year
                                Sales charge            Reallowance              service fee             Maximum
                                paid by investors       or commission            (% of net               total compensation (1)
Class A investments             (% of offering price)   (% of offering price)    investment)             (% of offering price)
-------------------             ---------------------   ---------------------    -----------             ---------------------

Up to $49,999                   5.00%                   4.01%                    0.25%                   4.25%
$50,000 - $99,999               4.50%                   3.51%                    0.25%                   3.75%
$100,000 - $249,999             3.50%                   2.61%                    0.25%                   2.85%
$250,000 - $499,999             2.50%                   1.86%                    0.25%                   2.10%
$500,000 - $999,999             2.00%                   1.36%                    0.25%                   1.60%

Regular investments of
$1 million or more

First $1M - $4,999,999          --                      0.75%                    0.25%                   1.00%
Next $1 - $5M above that        --                      0.25%                    0.25%                   0.50% (2)
Next $1 or more above that      --                      0.00%                    0.25%                   0.25% (2)

                                                        Maximum                  First year
                                                        Reallowance              service fee             Maximum
                                                        or commission            (% of net               total compensation
Class B investments                                     (% of offering price)     investment)            (% of offering price)
-------------------                                     ---------------------    ------------            ---------------------

All amounts                                             3.75%                    0.25%                   4.00%

                                                        Maximum                  First year
                                                        Reallowance              service fee             Maximum
                                                        or commission            (% of net               total compensation
Class C investments                                     (% of offering price)    investment)             (% of offering price)
-------------------                                     ---------------------    -----------             ---------------------

All amounts                                             0.75%                    0.25%                   1.00%

(1) Reallowance/commission   percentages   and  service  fee   percentages   are
    calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

(2) For Group Investment Program sales ,the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net asset by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Class A and Class B Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                              CDSC Rate
         ---------------                              ---------

         $1 to $4,999,999                               1.00%
         Next $5 million to $9,999,999                  0.50%
         Amounts to $10 million and over                0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs),  SIMPLE IRA, SIMPLE 401(k),  Money Purchase  Pension,  Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow a number of Class A shares (approximately 5% of the aggregate) sufficient to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class Y shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions is available to Class Y investors, with the following exception:

Combination Privilege. As is explained in the Prospectus for Class Y shares, a Class Y investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his or her current and prior investments in Class Y shares of the Fund and Class Y shares of any other John Hancock fund exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Class A and Class B Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchase of both Class b and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

    oProceeds of 50 shares redeemed at $12 per shares (50 x 12)         $600.00
    o*Minus Appreciation ($12 - $10) x 100 shares                       (200.00)
    o Minus proceeds of 10 shares not subject to
      CDSC (dividend reinvestment)                                      (120.00)
                                                                        -------
    oAmount subject to CDSC                                             $280.00

    *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable annuity.

* Redemptions of Class B shares made under a periodic withdrawal plan, or redemptions for fees charged by planners, advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

*        Redemptions  of Class A or  Class C shares  by  retirement  plans  that
         invested   through  the  PruArray   Program   sponsored  by  Prudential
         Securities.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



CDSC Waiver Matrix for Class B and Class C

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k),                                            Rollover          retirement
                        MPP, PSP)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or                Waived            Waived            Waived           Waived            Waived
Disability
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Not Waived        Not Waived        Not Waived       Not Waived        N/A
Plan
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of               Waived            Waived            Waived           Waived            N/A
Excess
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Fund are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have not authorized any additional series other than the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Class Y shares of the Fund are offered only to certain institutional investors as described in the Fund's Prospectuses. Some individual investors who are currently eligible to purchase Class A and Class B shares may also be participants in "participant-directed plans" (as defined in the Prospectuses) that are eligible to purchase Class Y shares. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. exempt with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures, forward transactions or derivatives that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has does not have any capital loss carryforwards.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

If the Fund invests in stock (including an option to acquire stock as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain  transactions  involving foreign  currency-denominated  debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly-related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures, foreign currency positions and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts, and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an affective IRS Form W-8 or authorized substitute for Form W-8 is on file, 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay Massachusetts income tax.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of, and receipt of distribution from, shares of the Fund in their particular circumstances.

CALCULATION OF PERFORMANCE

The average annual total return on Class A shares of the Fund for the 1 year, 5 year and 10 year periods ended October 31, 1998 was -27.07%, 3.95%, and 15.81%, respectively.

The average annual total return on Class B shares of the Fund for the 1 year, 5 years and since inception on March 1, 1993 was -27.60% and 8.69%, respectively. The average annual total return on Class Y shares of the Fund for the 1 year, 5 years and since inception on September 1, 1993 was -22.90%, 5.52% and 6.99%, respectively.

Class C shares commenced operations on March 1, 1999; therefore, there is not average total return to report.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                n ______
                           T = \ / ERV/P - 1

Where:

P =       a hypothetical initial investment of $1,000.
T =       average annual total return.
n =       number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and 10 year periods.

Because each class has its own sales charge and fee structures, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:


                                                6
                   Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                   -----
                                    cd

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares  outstanding  during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be ranked or compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper -Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc. Morningstar, Barron's, and Stanger's may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risks of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of brokerage commission are made by officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the years ended on October 31, 1998, 1997 and 1996, the Fund paid negotiated brokerage commissions of $4,044,795, $1,279,921 and $1,298,680, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1998, the Fund paid $879,929 in commissions to compensate brokers for research services such as industry and company reviews and evaluations of the securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or "Affiliated Broker"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Broker. During the year ended October 31, 1998, 1997 and 1996, the Fund did not execute any portfolio transactions with Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account, $21.50 for each Class B shareholder account, $20.50 for each Class C shareholder account and 0.10% of the average daily net assets attributable to the Class Y shares. The Fund also pay certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset value

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and have been included in reliance on their report as experts in accounting and auditing.

                                   APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

                                   APPENDIX B

RATINGS

Bonds.

Standard & Poor's Bond Ratings

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Commercial Paper.

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two highest categories are as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus(+) sign designation.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                              FINANCIAL STATEMENTS
















s:/n1a/sai/speceq/99march.doc

                         John Hancock Funds

                          SPECIAL EQUITIES
                                FUND

                           ANNUAL REPORT

                         OCTOBER 31, 1998



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1-1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.



BY LAURA ALLEN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BERNICE BEHAR, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

John Hancock
Special Equities Fund

Global uncertainty trounces small-cap market; late-period rally holds promise


A 3" x 2" photo at bottom right side of page of John Hancock Special Equities Fund's management team. Caption below reads "Fund management team members (l-r): Anurag Pandit, Bernice Behar and Laura Allen."


On July 1, 1998, an investment team led by Laura Allen, CFA, assumed management responsibility of John Hancock Special Equities Fund. Prior to joining John Hancock Funds in early 1998, Ms. Allen, a senior vice president, spent 17 years as an analyst and portfolio manager at Wellington Management Company.

The last 12 months represented an extremely difficult period for small-company stocks, capping a record five years of underperformance compared to their large-company counterparts. For almost the entire past fiscal year, share prices of small companies suffered from the ongoing global economic turmoil that began in July 1997 with the first wave of Asian currency devaluations. As a result, investors became more risk averse and favored the relative safety and liquidity of shares of larger, more well-known companies. The worst turn, however, came this summer, when Russia's economic collapse led a second wave of currency devaluations in emerging markets and, ultimately, a few prominent hedge fund debacles, that sent stocks of all sizes plummeting, including the previously immune large caps. Investor sentiment changed dramatically amid heightened fears that a global financial crisis would precipitate an imminent profit, if not economic, recession in the U.S. Many investors sought shelter from the tsunami in the safety of U.S. Treasury bonds, resulting in a plunge in U.S. long-term interest rates to historically low levels. Small companies -- despite their compelling valuations, stronger earnings projections and largely domestic focus -- fell faster and harder than other segments of the market. Small-cap growth stocks that the Fund targets were particularly hard hit. The Russell 2000 Growth Index, a proxy for our style, plummeted 22% in the three month period from June 30 to September 30, one of the worst declines in the 20-year history of this index.

"Small
companies...
fell faster
and harder
than other
segments..."


Table at top left hand column entitled "Top Five Common Stock Holdings". The first listing is Elan Corp. 2.9%, the second is Premier Parks 2.9%, the third Wind River Systems 2.2%, the fourth is Vitesse Semiconductor 2.1%, and the fifth is Metromedia Fiber Network 2.1%. A note below the table reads "As a percentage of net assets on October 31, 1998."


"...the Fund's
restructuring
is now
virtually
complete..."


In early October, however, the tide of investor sentiment turned again, as the market rebounded after the Federal Reserve signaled its intent to restore global financial stability by lowering interest rates twice in three weeks. This time, small caps led the advance through the close of the fiscal year. After reaching a 27-month low on October 8, the Russell 2000 Index -- a broader benchmark for small-cap performance -- began one of its more remarkable recoveries, rising 22% over the next three weeks. This final push was nowhere near enough to close the wide gap between large- and small-company stock performance, however. For the year ended October 31, 1998, the Standard & Poor's 500 Stock Index still managed to advance by 22% despite the volatility, while the Russell 2000 Index lost ground, returning -12%.

Restructuring and performance review

As we communicated to you several months ago, the Fund experienced a change in portfolio managers on July 1 aimed at improving investment performance. Our team's first step was to scrutinize the Fund's holdings to ensure that each one met our selection criteria. These include companies with strong and accelerating revenue and earnings growth, dominant market share and proven management. As a result of this analysis, we eliminated a number of holdings that either did not meet this criteria, or in which we lacked sufficient confidence in the earnings outlook. In their place, we added several higher-quality small companies (under $1 billion in market capitalization) that were selling at unusually attractive prices, thanks to the plunge in the small-cap sector. Examples included Duane Reade, a regional drugstore chain; Novellus Systems, a semiconductor equipment manufacturer; and energy services company Core Laboratories.

Over the past several months, it was a challenge to restructure the Fund in the midst of the small cap market's decline. Our goal was to position the Fund in a carefully chosen list of small-sized companies in which we have confidence in the long-term earnings outlook. In the short term, however, several of the stocks we had targeted to sell were punished for reporting lower-than-expected earnings. In addition, the Fund's overweighted positions in the retail and media sectors that we inherited also held back investment results, especially in the summer and early fall when these groups fell sharply on worries about future consumer and corporate spending.

For the year ended October 31, 1998, John Hancock Special Equities Fund's Class A, Class B and Class Y shares posted total returns of -23.21%, -23.79% and -22.90%, respectively, at net asset value. The Fund's performance fell behind the -13.76% return of the average small-cap fund, according to Lipper Analytical Services, Inc.,(1) and the -15.86% return of the Russell 2000 Growth Index. Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages seven and eight for historical performance information.

Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998". The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -23.21% Total return for John Hancock Special Equities Fund Class A. The second bar represents the -23.79% total return for John Hancock Special Equities Fund Class B. The third bar represents the -22.90% total return for John Hancock Special Equities Fund Class Y* and the fourth bar represents the -13.76% total return for the Average small-cap fund. A note below the chart reads "Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. See pages seven and eight for historical performance information. A footnote below the chart reads "On June 1, 1998, Class C shares were renamed Class Y shares."


The good news is that the Fund's restructuring is now virtually complete, and we believe we have positioned the Fund to perform competitively versus its peer group. As we mentioned, small caps have staged an impressive rebound in the past month, and we have been encouraged by the Fund's near-term performance, boosted in part by some of our more recent additions.

Investment philosophy and choices

The Fund continues to seek capital appreciation by investing in aggressively growing small companies. Our rigorous fundamental analysis applies not only to our aforementioned selection criteria, but equally importantly to our sell discipline. It requires us to trim or eliminate holdings that show deteriorating fundamentals or whose stock price has risen enough to change the risk/reward balance. The Fund's focus will remain solidly on small companies. To stay true to this goal, we continued to reduce the Fund's average market capitalization, which ended the year at half its level of six months earlier.

While we build the portfolio company-by-company, we continue to find strong earnings growth potential within the broad technology sector. Specifically, we have focused on software companies such as Aspect Development and information services outsourcer Whittman-Hart. We also continued to emphasize retail companies that can gain market share in a more difficult economic environment, such as 99 Cents Only Stores. In the health-care sector, we own several later-stage biotechnology companies including Alkermes and Gilead Sciences that we believe have strong new product potential.


"The Fund's
focus will
remain
solidly
on small
companies."


Going forward

We are encouraged about the prospects for the equity market and in particular for small-cap stocks. Over the past year, investors experienced an enormous amount of volatility, and we believe price action will most likely remain fairly erratic as long as concerns persist about how emerging-market turmoil will impact future economic and corporate earnings growth. That said, an environment of declining interest rates and minimal inflation still provides a solid underpinning for stock prices.

Only time will tell whether this latest move in small caps is the start of a prolonged rise. As investors, we often need to look beyond the daily headlines and focus on the longer-term outlook. The dramatic underperformance of small-cap companies relative to big caps presents investors with an unusual opportunity. We strongly believe that small-cap stocks are poised to make headway versus their larger brethren. Despite their recent gains, the small-cap sector continues to sell at a discount to the large-company universe using forward-year price-earnings ratios, even though we expect the majority of companies in the Fund to grow well in excess of large companies. This is a highly unusual circumstance, as historically small-cap stocks have traded at a handsome premium to large-cap stocks, and it is a compelling combination that investors have begun to recognize. Although we know history is no guarantee of future results, the last time small caps sold at a discount to big caps was in late 1990, at which point small caps went on to generate outsized returns relative to big caps over a period that lasted close to three years.


"...the
small-cap
sector
continues
to sell at
a discount
to the large-
company
universe..."


Looking ahead, we will continue to focus our efforts on strong fundamental company analysis, which we believe to be essential, especially in a more challenging investment climate. Over time, stock prices move with earnings growth, and our experience has been that remaining patient and consistent with a disciplined investment philosophy will be rewarded with superior returns.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


CLASS A
For the period ended September 30, 1998

                                   ONE       FIVE         TEN
                                   YEAR      YEARS       YEARS
                                --------  --------     --------
Cumulative Total Returns         (32.81%)   19.09%      307.98%
Average Annual Total Returns     (32.81%)    3.56%       15.10%

CLASS B
For the period ended September 30, 1998
                                                         SINCE
                                   ONE      FIVE       INCEPTION
                                  YEAR      YEARS      (3/1/93)
                                --------  --------     --------
Cumulative Total Returns         (33.32%)   19.05%       53.71%
Average Annual Total Returns     (33.32%)    3.55%        8.00%


CLASS Y
For the period ended September 30, 1998

                                                         SINCE
                                   ONE      FIVE       INCEPTION
                                  YEAR      YEARS      (9/1/93)
                                --------   --------    --------
Cumulative Total Returns         (28.97%)   28.37%       35.78%
Average Annual Total Returns     (28.97%)    5.12%        6.21%

*Effective June 1, 1998, Class C shares were renamed Class Y shares.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing those Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is not indicative of future results.

Line chart with the heading Special Equities Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on October 31, 1988, before sales charge, and is equal to $45,701 as of October 31, 1998. The second line represents the value of the same investment made in the Special Equities Fund, after sales charge, and is equal to $43,393 as of October 31, 1998. The third line represents the Russell 2000 Index and is equal to $30,316 as of October 31, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $25,567 as of October 31, 1998.

Line chart with the heading Special Equities Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are four lines. The first line represents the Russell 2000 Index and is equal to $18,452 as of October 31, 1998. The second line represents the Russell 2000 Growth Index and is equal to $16,388 as of October 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on march 1, 1993, before sales charge, and is equal to $16,134 as of October 31, 1998. The fourth line represents the value of the same hypothetical investment made in the Special Equities Fund, after sales charge, and is equal to $16,034 as of October 31, 1998.

Line chart with the heading Special Equities Fund Class Y*, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are three lines. The first line represents the Russell 2000 Index and is equal to $16,536 as of October 31, 1998. The second line represents the Russell 2000 Growth Index and is equal to $14,674 as of October 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on September 1, 1993, before sales charge, and is equal to $14,174 as of October 31, 1998.

*Effective June 1, 1998, Class C shares were renamed Class Y shares.



FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $755,950,154)                     $867,314,222
Joint repurchase agreement (cost - $98,127,000)           98,127,000
Corporate savings account                                      1,226
                                                        ------------
                                                         965,442,448
Receivable for investments sold                            3,435,911
Receivable for shares sold                                 4,302,631
Interest receivable                                           29,435
Other assets                                                  69,193
                                                        ------------
Total Assets                                             973,279,618
--------------------------------------------------------------------
Liabilities:
Payable for investments purchased                         15,142,332
Payable for shares repurchased                             2,308,396
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                      525,781
Accounts payable and accrued expenses                        121,841
                                                        ------------
Total Liabilities                                         18,098,350
--------------------------------------------------------------------
Net Assets:
Capital paid-in                                          829,509,827
Accumulated net realized gain on investments              14,349,964
Net unrealized appreciation of investments               111,369,582
Accumulated net investment loss                              (48,105)
                                                        ------------
Net Assets                                              $955,181,268
====================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $453,919,263/22,455,977                             $20.21
====================================================================
Class B - $460,971,346/23,700,698                             $19.45
====================================================================
Class Y*- $40,290,659/1,945,113                               $20.71
====================================================================
Maximum Offering Price Per Share**
Class A - ($20.21 x 105.26%)                                  $21.27
====================================================================

 * Effective June 1, 1998, Class C shares were renamed Class Y shares.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------
Investment Income:
Interest                                                  $3,858,152
Dividends                                                    779,237
                                                        ------------
                                                           4,637,389
                                                        ------------

Expenses:
Investment management fee - Note B                        11,915,601
Distribution and service fee - Note B
Class A                                                    1,950,043
Class B                                                    7,440,347
Transfer agent fee - Note B                                3,827,167
Custodian fee                                                268,655
Financial services fee - Note B                              248,703
Printing                                                     158,162
Trustees' fees                                               101,681
Registration and filing fees                                  67,542
Auditing fee                                                  47,611
Miscellaneous                                                 25,490
Legal fees                                                    17,500
                                                        ------------
Total Expenses                                            26,068,502
--------------------------------------------------------------------
Net Investment Loss                                      (21,431,113)
--------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                    249,345,263
Change in net unrealized appreciation/depreciation
of investments                                          (519,503,107)
                                                        ------------
Net Realized and Unrealized
Loss on Investments                                     (270,157,844)
--------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                              ($291,588,957)
====================================================================

See notes to financial statements.




Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                                    --------------------------------
                                                                                        1997                 1998
                                                                                    -------------      -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                                  ($28,901,150)      ($21,431,113)
Net realized gain on investments sold                                                  14,736,245        249,345,263
Change in net unrealized appreciation/depreciation of investments                     150,858,729       (519,503,107)
                                                                                  ---------------    ---------------

Net Increase (Decrease) in Net Assets Resulting from Operations                       136,693,824       (291,588,957)
                                                                                  ---------------    ---------------
From Fund Share Transactions - Net:*                                                 (269,581,490)      (616,525,449)
                                                                                  ---------------    ---------------
Net Assets:
Beginning of period                                                                 1,996,183,340      1,863,295,674
                                                                                  ---------------    ---------------
End of period (including accumulated net investment loss
of $41,161 and $48,105, respectively)                                              $1,863,295,674       $955,181,268
                                                                                  ===============    ===============

*Analysis of Fund Share Transactions:




                                                                                YEAR ENDED OCTOBER 31,
                                                         ----------------------------------------------------------------
                                                                   1997                                1998
                                                         --------------------------        ------------------------------
                                                           SHARES          AMOUNT            SHARES              AMOUNT
                                                         ---------       ----------        ---------         ------------
CLASS A
Shares sold                                             159,331,596   $3,736,259,803         100,661,197   $2,413,669,605
Less shares repurchased                                (168,292,664)  (3,969,808,409)       (108,875,492)  (2,650,476,277)
                                                    ---------------  ---------------     ---------------  ---------------
Net decrease                                             (8,961,068)   ($233,548,606)         (8,214,295)   ($236,806,672)
                                                    ===============  ===============     ===============  ===============
CLASS B
Shares sold                                              26,806,305     $621,229,331           3,960,429      $95,092,203
Less shares repurchased                                 (29,432,594)    (686,306,670)        (17,545,625)    (422,907,651)
                                                    ---------------  ---------------     ---------------  ---------------
Net decrease                                             (2,626,289)    ($65,077,339)        (13,585,196)   ($327,815,448)
                                                    ===============  ===============     ===============  ===============
CLASS Y(1)
Shares sold                                               1,863,540      $45,155,315             875,735      $23,077,653
Less shares repurchased                                    (682,739)     (16,110,860)         (2,820,828)     (74,980,982)
                                                    ---------------  ---------------     ---------------  ---------------
Net increase (decrease)                                   1,180,801      $29,044,455          (1,945,093)    ($51,903,329)
                                                    ===============  ===============     ===============  ===============

(1) Effective June 1, 1998, Class C shares were renamed Class Y shares.

See notes to financial statements.


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 1994           1995          1996          1997          1998
                                                              ---------      ---------     ---------     ---------     ---------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $16.13         $16.11        $22.15        $24.53        $26.32
                                                         ------------   ------------  ------------  ------------  ------------
Net Investment Loss(1)                                          (0.21)         (0.18)        (0.22)        (0.29)        (0.27)
Net Realized and Unrealized Gain (Loss) on Investments           0.19           6.22          3.06          2.08         (5.84)
                                                         ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                                (0.02)          6.04          2.84          1.79         (6.11)
                                                         ------------   ------------  ------------  ------------  ------------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold           --             --         (0.46)           --            --
                                                         ------------   ------------  ------------  ------------  ------------
Net Asset Value, End of Period                                 $16.11         $22.15        $24.53        $26.32        $20.21
                                                         ============   ============  ============  ============  ============
Total Investment Return at Net Asset Value(2)                   (0.12%)        37.49%        12.96%         7.30%       (23.21%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                     $310,625       $555,655      $972,312      $807,371      $453,919
Ratio of Expenses to Average Net Assets                          1.62%          1.48%         1.42%         1.43%         1.41%
Ratio of Net Investment Loss to Average Net Assets              (1.40%)        (0.97%)       (0.89%)       (1.18%)       (1.09%)
Portfolio Turnover Rate                                            66%            82%           59%           41%          107%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $16.08         $15.97        $21.81        $23.96        $25.52
                                                         ------------   ------------  ------------  ------------  ------------
Net Investment Loss(1)                                          (0.30)         (0.31)        (0.40)        (0.46)        (0.45)
Net Realized and Unrealized Gain (Loss) on Investments           0.19           6.15          3.01          2.02         (5.62)
                                                         ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                                (0.11)          5.84          2.61          1.56         (6.07)
                                                         ------------   ------------  ------------  ------------  ------------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold           --             --         (0.46)           --            --
                                                         ------------   ------------  ------------  ------------  ------------
Net Asset Value, End of Period                                 $15.97         $21.81        $23.96        $25.52        $19.45
                                                         ============   ============  ============  ============  ============
Total Investment Return at Net Asset Value(2)                   (0.68%)        36.57%        12.09%         6.51%       (23.79%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                     $191,979       $454,934      $956,374      $951,449      $460,971
Ratio of Expenses to Average Net Assets                          2.25%          2.20%         2.16%         2.19%         2.16%
Ratio of Net Investment Loss to Average Net Assets              (2.02%)        (1.69%)       (1.65%)       (1.95%)       (1.84%)
Portfolio Turnover Rate                                            66%            82%           59%           41%          107%

See notes to financial statements.



Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 1994           1995          1996          1997          1998
                                                              ---------      ---------     ---------     ---------     ---------
CLASS Y (3)
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $16.14         $16.20        $22.40        $24.91        $26.86
                                                         ------------   ------------  ------------  ------------  ------------
Net Investment Loss(1)                                          (0.13)         (0.09)        (0.14)        (0.18)        (0.17)
Net Realized and Unrealized Gain (Loss) on Investments           0.19           6.29          3.11          2.13         (5.98)
                                                         ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                                 0.06           6.20          2.97          1.95         (6.15)
                                                         ------------   ------------  ------------  ------------  ------------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold           --             --         (0.46)           --            --
                                                         ------------   ------------  ------------  ------------  ------------
Net Asset Value, End of Period                                 $16.20         $22.40        $24.91        $26.86        $20.71
                                                         ============   ============  ============  ============  ============
Total Investment Return at Net Asset Value(2)                    0.37%         38.27%        13.40%         7.83%       (22.90%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                       $7,123        $13,701       $67,498      $104,476       $40,291
Ratio of Expenses to Average Net Assets                          1.11%          1.01%         1.03%         0.97%         0.97%
Ratio of Net Investment Loss to Average Net Assets              (0.89%)        (0.50%)       (0.54%)       (0.73%)       (0.66%)
Portfolio Turnover Rate                                            66%            82%           59%           41%          107%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charge.

(3) Effective June 1, 1998, Class C shares were renamed Class Y shares.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
October 31, 1998
----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Equities Fund on October 31, 1998. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups. Short-term investments, which represents the Fund's "cash" position are listed last.


                                                               MARKET
ISSUER, DESCRIPTION                    NUMBER OF SHARES        VALUE
-------------------                    ----------------        -----
COMMON STOCKS
Advertising (1.62%)
Outdoor Systems, Inc.*                    700,000          $15,443,750
                                                         -------------
Broker Services (0.48%)
Raymond James Financial, Inc.             200,000            4,587,500
                                                         -------------
Business Services - Misc. (9.89%)
Boron, LePore & Associates, Inc.*          26,100              704,700
Charles River Associates, Inc.*           224,500            5,612,500
First Consulting Group, Inc.*             450,000            7,396,875
INSpire Insurance Solutions, Inc.*        540,000           13,500,000
Interim Services, Inc. *                  590,000           12,537,500
Mac-Gray Corp.*                            98,700              987,000
META Group, Inc. *                        550,000           13,200,000
Metzler Group, Inc. (The)*                400,000           16,800,000
On Assignment, Inc.*                      270,000            9,180,000
Pre-Paid Legal Services, Inc.*            350,000            8,378,125
Profit Recovery Group International, Inc.
(The)*                                    200,000            6,137,500
                                                         -------------
                                                            94,434,200
                                                         -------------

Computers (20.77%)
Acxiom Corporation*                       360,000            9,045,000
America Online, Inc.*                     120,000           15,247,500
AnswerThink Consulting Group, Inc.*       475,000            9,173,437
Aspect Development, Inc.*                 500,000           15,796,900
BARRA, Inc.*                              400,000           10,550,000
CBT Group Plc, American Depositary
Receipt (ADR) (Ireland)*                  400,000            4,775,000
Concentric Network Corp. *                500,000           12,125,000
Dendrite International, Inc.*             307,200            6,336,000
E*TRADE Group, Inc.*                      550,000            9,900,000
EarthLink Network, Inc.*                  325,000           12,512,500
Exodus Communications, Inc.*              151,500            4,810,125
HNC Software, Inc.*                       330,000           11,096,250
IDX Systems Corp.*                        175,000            7,415,625
PSINet, Inc.*                             125,000            1,804,687
RealNetworks, Inc.*                       300,000           10,106,250
Verio, Inc.*                              430,000            5,966,250
VeriSign, Inc.*                           340,000           10,433,750
Visio Corp.*                              350,000            9,318,750
Whittman-Hart, Inc.*                      550,000           10,931,250
Wind River Systems, Inc.*                 480,000           21,030,000
                                                         -------------
                                                           198,374,274
                                                         -------------

Electronics (7.10%)
ATMI, Inc.*                               341,200            4,691,500
DuPont Photomasks, Inc.*                  161,200            5,843,500
Level One Communications, Inc.*           200,000            5,262,500
Novellus Systems, Inc.*                   250,000            9,703,125
PMC-Sierra, Inc.* (Canada)                250,000           11,218,750
Uniphase Corp.*                           220,000           10,890,000
Vitesse Semiconductor Corp.*              625,000           20,156,250
                                                         -------------
                                                            67,765,625
                                                         -------------

Finance (3.13%)
AmeriCredit Corp.*                        550,000            7,356,250
Financial Federal Corp.                   500,000           11,656,250
Medallion Financial Corp.                 615,300           10,921,575
                                                         -------------
                                                            29,934,075
                                                         -------------

Food (1.44%)
American Italian Pasta Co. (Class A)*     600,000           13,800,000
                                                         -------------

Insurance (1.64%)
Capital Re Corp.                          400,000            7,325,000
Executive Risk, Inc.                      175,000            8,312,500
                                                         -------------
                                                            15,637,500
                                                         -------------

Leisure (6.58%)
Cinar Films, Inc. (Class B) (Canada)*     700,000           14,787,500
Family Golf Centers, Inc.*                501,350           10,559,684
Premier Parks, Inc.                     1,233,400           27,366,062
Steiner Leisure Ltd.*                     249,700            6,086,438
Travel Services International, Inc.*      200,000            4,050,000
                                                         -------------
                                                            62,849,684
                                                         -------------

Linen Supply & Related (1.20%)
G & K Services, Inc. (Class A)            250,000           11,437,500
                                                         -------------

Machinery (1.39%)
Applied Power, Inc. (Class A)             156,600            4,316,287
Hanover Compressor Co.*                   355,000            8,963,750
                                                         -------------
                                                            13,280,037
                                                         -------------

Media (2.79%)
Chancellor Media Corp.*                   500,000           19,187,500
Cox Radio, Inc. (Class A)*                200,000            7,487,500
                                                         -------------
                                                            26,675,000
                                                         -------------

Medical (15.12%)
Alkermes, Inc.*                           300,000            5,850,000
CareMatrix Corp.*                         500,000           12,312,500
Elan Corp., Plc (ADR) (Ireland)*          400,000           28,025,000
Gilead Sciences, Inc.*                    190,000            5,391,250
Hanger Orthopedic Group, Inc.*            480,000            9,480,000
Human Genome Sciences, Inc.*              240,000            8,310,000
IDEC Pharmaceuticals Corp.*               170,000            5,078,750
Incyte Pharmaceuticals, Inc.*             135,000            4,117,500
Ocular Sciences, Inc.*                    378,900            9,519,863
PAREXEL International Corp.*              185,000            4,081,563
Province Healthcare Co.*                  205,200            5,360,850
Renal Care Group, Inc.*                   425,000           12,378,125
Res-Care, Inc.*                           380,000            8,407,500
Universal Health Services, Inc. (Class B) 380,000           19,498,750
Ventana Medical Systems, Inc.*            356,200            6,589,700
                                                         -------------
                                                           144,401,351
                                                         -------------

Oil & Gas (3.07%)
Core Laboratories N.V. (Netherlands)*     385,000            8,686,563
Dril-Quip, Inc.*                          350,000            7,350,000
Newfield Exploration Co.*                 300,000            7,293,750
Stone Energy Corp.*                       187,600            6,026,650
                                                         -------------
                                                            29,356,963
                                                         -------------

Printing - Commercial (0.84%)
Consolidated Graphics, Inc.*              170,000            8,064,375
                                                         -------------

Real Estate Operations (0.92%)
Central Parking Corp.                     210,000            8,806,875
                                                         -------------

Retail (8.81%)
99 Cents Only Stores*                     280,000           12,950,000
Abercrombie & Fitch Co. (Class A)*        200,000            7,937,500
Dominick's Supermarkets, Inc.*            272,000           13,277,000
Duane Reade, Inc.*                        300,000           11,587,500
Hibbett Sporting Goods, Inc.*             250,000            6,765,625
Linens 'n Things, Inc.*                   200,000            6,187,500
Stage Stores, Inc.*                       419,000            5,551,750
Trans World Entertainment Corp.*          577,200           11,904,750
Whole Foods Market, Inc.*                 200,000            8,012,500
                                                         -------------
                                                            84,174,125
                                                         -------------

Telecommunications (3.28%)
Metromedia Fiber Network, Inc.
(Class A)*                                527,200          $19,967,700
NEXTLINK Communications, Inc.
(Class A)*                                209,400            5,365,875
OmniAmerica, Inc.*                        300,000            5,962,500
                                                         -------------
                                                            31,296,075
                                                         -------------

Transport (0.73%)
MotivePower Industries, Inc.              275,000            6,995,313
                                                         -------------
     TOTAL COMMON STOCKS
     (Cost $755,950,154)                   (90.80%)        867,314,222
                                                         -------------


                                   INTEREST     PAR VALUE
                                     RATE    (000s OMITTED)
                                   --------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.27%)
Investment in a joint repurchase
agreement transaction with
HSBC Securities, Inc.
- Dated 10-30-98, due 11-02-98
(Secured by U.S. Treasury Bond,
7.125%, due 2-15-23, and U.S.
Treasury Notes, 6.250%, due
01-31-02 thru 2-28-02) --
Note A                              5.38%       $98,127     98,127,000
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.35%                                               1,226
                                                         -------------
TOTAL SHORT-TERM INVESTMENTS                     (10.27%)   98,128,226
                                          -------------  -------------
TOTAL INVESTMENTS                               (101.07%)  965,442,448
                                          -------------  -------------
OTHER ASSETS AND LIABILITIES, NET                 (1.07%)  (10,261,180)
                                          -------------  -------------
TOTAL NET ASSETS                                (100.00%) $955,181,268
                                          =============  =============

*Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of small-capitalization companies and companies in situations offering unusual or non-recurring opportunities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class Y shares.
Effective June 1, 1998, Class C shares were renamed Class Y shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of new Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributable to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value and
(b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

DiCarlo, Forbes and St. Pierre Advisors, LLC ("DFS") served as subadviser to the Fund pursuant to a subadvisory agreement with the Fund and the Adviser. The Adviser, not the Fund, paid all subadvisory fees. The Adviser paid DFS an annual fee of 0.25% of the average daily net assets of the Fund. DFS was terminated as subadviser to the Fund.
DFS' service as subadviser to the Fund has ended.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998 net sales charges received with regard to sales of Class A shares amounted to $1,050,785. Out of this amount, $137,920 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $609,561 was paid as sales commissions to unrelated broker-dealers and $303,304 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $5,532,949.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent to 0.10% of the average daily net assets of the Class Y shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as trustees of the Fund. Effective July 1, 1998, Mr. DiCarlo resigned as trustee of the Fund. The compensation of unaffiliated trustees is borne by the Fund. The unaffiliated trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,514.

NOTE C -
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $1,494,228,475 and $2,188,474,806, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

The cost of investments owned at October 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $857,250,395. Gross unrealized appreciation and depreciation of investments aggregated $175,136,551 and $66,945,724, respectively, resulting in net unrealized appreciation of $108,190,827.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $222,770,065, a decrease in accumulated net investment loss of $21,424,169 and an increase in capital paid-in of $201,345,896. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Special Equities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Special Equities Fund (the "Fund"), as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Special Equities Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
                                             /S/ ERNST & YOUNG LLP
Boston, Massachusetts
December 11, 1998



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1998.

The Fund has designated $222,774,452 as a capital gain dividend.


NOTES

John Hancock Funds - Special Equities Fund



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Special Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

                    1800A 10/98
                    12/98

SEMIANNUAL REPORT

The latest report from your
Fund's management team

Special Equities Fund

APRIL 30, 1999


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer and
Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603


PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603


LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief
Executive Officer, flush right next to third paragraph.]

DEAR SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY LAURA ALLEN, CFA, BERNICE BEHAR, CFA, AND ANURAG PANDIT, CFA,
PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
Special Equities Fund. Caption below reads "Fund management team members (l-r): "Scott Mayo, Laura Allen, Anurag Pandit and Bernice Behar."]

John Hancock Special Equities Fund

Technology and Internet stocks lead two small-cap rallies

As the six-month period began last November, the small-cap market had started to rebound, sparked by the reductions in interest rates by the Federal Reserve. From early October 1998 through year end, small caps experienced a dramatic upturn in price and significantly outperformed their larger peers. Nevertheless, this rebound was short-lived, as investors once again gravitated to size, liquidity and earnings visibility in January. While major indices reached new milestones in early 1999, small caps gave up much of their relative gains in the first three months and, as a result, finished behind large caps for the latest six-month period.

Trends in interest rates, the global economy and earnings continued to be the primary drivers of stock price returns. Renewed concerns that the U.S. economy would slow markedly from the vibrant pace set in the fourth quarter of 1998 caused investors to favor companies and sectors with more stable earnings growth. However, with gathering evidence that domestic growth was not slowing and overseas economies were improving, investor sentiment shifted again towards small caps and economically sensitive sectors of the market in April.


"...small caps
 ...finished
behind
large caps
for the
latest
six-month
period."


Fund performance

For the six months ended April 30, 1999, the Fund's Class A, Class B and Class Y shares posted total returns of 12.11%, 11.75% and 12.30%, respectively, at net asset value, compared to the 14.68% return of the average small-cap fund, according to Lipper, Inc.1 Class C shares, which were introduced on March 1, 1999, returned 1.96% at net asset value in the two months since inception. Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

While the Fund performed quite well compared to its peers in the final quarter of 1998, we gave back some of this relative gain in the first part of 1999. Specifically, our exposure to the underperforming software, computer services and health-care services areas hurt the Fund's results.


[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Exodus Communications 2.4%, the second is Intermedia Communications 2.2%, the third Metromedia Fiber Network 2.2%, the fourth Premier Parks 2.1% and the fifth National
Computer Systems 2.1%. A note below the table reads "As a percentage of net assets on April 30, 1999."]

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is RealNetworks followed by an up arrow with the phrase "Dominates Internet audio/visual technology." The second listing is NEXTLINK Communications followed by an up arrow with the phrase "Growing demand for fiber-optic services." The third listing is Renal Care Group followed by a down arrow with the phrase "Hurt by health-service sector weakness." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]


"...technology
stocks were
the top
performers
regardless
of company
size."


Technology, telecommunications connect

During the last six months, technology stocks were the top performers regardless of company size. Internet and Internet-related companies were particularly strong, driven in part by the continued boom in new stock offerings. One of the Fund's best performers was RealNetworks, the leader in the development of streaming audio and video over the Internet. Other Internet-related names that performed exceptionally well included Concentric Network, which provides web hosting services to small and mid-sized businesses.

While we remain quite positive on the Internet sector over the long term, we sense that an important sorting out process has begun. Who will be the ultimate winners? In the absence of real earnings and with very few barriers to entry, the challenge (and risk for investors) -- like the opportunity -- is great. As with all companies in the Fund, we intend to adhere to our investment philosophy of applying in-depth fundamental analysis to find those Internet companies that we believe offer proprietary products or services that allow them to achieve a dominant position in their markets. Examples include Multex.com, which provides on-line stock-market research data, and Exodus Communications, which maintains websites for a growing, blue-chip list of clients. In addition, we are also focusing on companies that are expanding their existing businesses to include the Internet, such as audience tracking company Nielsen Media Research.

The telecommunications sector also posted strong gains in the past six months, as the industry continues to benefit from deregulation, enabling companies to provide bundled voice, data and Internet services. NEXTLINK Communications, for example, is experiencing rapidly growing demand for its enhanced communications services to small and mid-sized businesses. By association, the electronics companies serving various telecommunications end markets have also thrived, including Level One Communications and RF Micro Devices, the latter of which is a leading manufacturer of integrated circuits for the wireless market. Beneficiaries of the telecom sector gains also included service companies like Quanta Services, which offers equipment maintenance and servicing for electric utility and telecom companies.


[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 12.11% total return for John Hancock Special Equities Fund Class A. The second bar represents the 11.75% total return for John Hancock Special Equities Fund Class B. The third bar represents the 12.30% total return for John Hancock Special
Equities Fund Class Y.   The fourth bar represents the 1.96%*
total return for John Hancock Special Equities Fund Class C. The fifth bar represents the 14.68% total return for Average small-cap
fund.   A note below the chart reads "Total returns for John
Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following two pages for historical performance information. * From inception March 1, 1999 through April 30, 1999."]


Software, health-care services lag

Not all sectors in the technology area performed well in the past six months, with the most notable example being the software and services companies. These two sub-sectors were negatively impacted by fears of a Y2K-induced slowdown in corporate spending as well as a few significant earnings disappointments. One of our holdings, Aspect Development, reported a substantial profit shortfall, and we sold the position at a loss primarily due to concerns over internal management issues. However, other companies like Whittman-Hart were tainted by the sector's fall and saw their share prices plunge despite solid fundamentals. We took advantage of this price break to add to the Fund's position in this high-quality technology services company.

Among the worst-performing groups in the past six months was health-care services, as fears of further Medicare reimbursement cuts, concerns that assisted living operators would be subject to increased government scrutiny, and weak earnings at HMOs, physician practice management groups and smaller hospitals weighed on investor confidence. Negative sentiment cast a pall over the entire sector, regardless of fundamentals, hurting one of our holdings, Renal Care Group, a dominant owner and operator of kidney dialysis centers. We remain positive on the outlook for this company given its strong earnings record and well-regarded management.


"Overall,
the stock
market's
underpinnings
are solid..."


Outlook

We are encouraged about the prospects for the stock market in general and small-cap stocks in particular. The news from overseas is favorable, as emerging-market economies are stabilizing and, in some cases, improving. The U.S. economy remains robust, while inflation and interest rates are still low - a good combination that bodes well for corporate profit growth. Overall, the stock market's underpinnings are solid, although the mega-cap stocks, with their lofty valuations, could be in for a pullback. By contrast, small-cap stock valuations remain historically low, despite the expectations of strong relative earnings growth. At the risk of sounding like a broken record, we continue to believe that at these price levels, small-caps are still overdue for a sustained rise, because, inevitably, valuation does matter and stock prices do follow earnings.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 1999
                                        ONE           FIVE            TEN
                                       YEAR          YEARS          YEARS
                                    -------        -------        -------
Cumulative Total Returns            (22.60%)        50.39%        338.17%
Average Annual Total Returns        (22.60%)         8.50%         15.92%

CLASS B
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS        (3/1/93)
                                    -------        -------        -------
Cumulative Total Returns            (23.07%)        50.86%         81.32%
Average Annual Total Returns        (23.07%)         8.57%         10.28%

CLASS C
For the period ended March 31, 1999
                                                                    SINCE
                                                                INCEPTION
                                                                  (3/1/99)
                                                                  -------
Cumulative Total Return                                             1.53%
Average Annual Total Return                                         1.53%(1)

CLASS Y
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS        (9/1/93)
                                    -------        -------        -------
Cumulative Total Returns            (18.23%)        62.12%         59.94%
Average Annual Total Returns        (18.23%)        10.15%          8.78%


Notes to Performance
(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Special Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing those Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is not indicative of future results.


[Line chart with the heading John Hancock Special Equities Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Special Equites Fund on December 31, 1988, before sales charge, and is equal to $51,235 as of April 30, 1999. The second line represents the value of the same hypothetical investment made in the John Hancock Special Equities Fund, after sales charge, and is equal to $48,648 as of April 30, 1999. The third line represents the Russell 2000 Index and is equal to $34,912. The fourth line represents the Russell 2000 Growth Index and is equal to $32,159.]


Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class B, Class C and Class Y shares, respectively, as of April 30, 1999. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                                    Class B        Class C        Class Y

Inception Date                       3/1/93         3/1/99         9/1/93

Without Sales Charge                $18,031        $10,196        $15,918

With Maximum Sales Charge                --        $10,095            N/A

Russell 2000 Index                  $21,249        $11,066        $19,043

Russell 2000 Growth Index           $20,606        $11,271        $18,451


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
- -----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $589,495,251)                        $712,991,475
Receivable for investments sold                              51,400,389
Receivable for shares sold                                      115,756
Other assets                                                     69,195
                                                         --------------
Total Assets                                                764,576,815
- -----------------------------------------------------------------------
Liabilities:
Due to custodian                                             26,613,739
Payable for investments purchased                            24,935,962
Payable for shares repurchased                                1,263,431
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                         674,079
Accounts payable and accrued expenses                           102,804
                                                         --------------
Total Liabilities                                            53,590,015
- -----------------------------------------------------------------------
Net Assets:
Capital paid-in                                             487,338,416
Accumulated net realized gain on investments and
financial futures contracts                                 108,113,697
Net unrealized appreciation of
investments                                                 123,501,738
Accumulated net investment loss                              (7,967,051)
                                                         --------------
Net Assets                                                 $710,986,800
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $331,175,523/14,880,966                                $22.25
=======================================================================
Class B - $367,090,178/17,212,798                                $21.33
=======================================================================
Class C* - $7,065/331                                            $21.33
=======================================================================
Class Y - $12,714,034/556,526                                    $22.85
=======================================================================
Maximum Offering Price Per Share**
Class A - ($22.25 x 105.26%)                                     $23.42
=======================================================================

 * Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
- -----------------------------------------------------------------------
Investment Income:
Interest                                                       $600,904
Dividends                                                       512,280
                                                         --------------
                                                              1,113,184
                                                         --------------
Expenses:
Investment management fee - Note B                            3,641,708
Distribution and service fee - Note B
Class A                                                         623,124
Class B                                                       2,177,301
Class C                                                               7
Transfer agent fee - Note B                                   2,135,013
Interest - Note A                                               121,267
Custodian fee                                                   104,784
Financial services fee - Note B                                  64,480
Registration and filing fees                                     51,809
Printing                                                         32,606
Miscellaneous                                                    29,212
Trustees' fees                                                   23,942
Auditing fee                                                     22,280
Legal fees                                                        4,597
                                                         --------------
Total Expenses                                                9,032,130
- -----------------------------------------------------------------------
Net Investment Loss                                          (7,918,946)
- -----------------------------------------------------------------------
Realized and Unrealized Gain on Investments
and Financial Futures Contracts:
Net realized gain on investments sold                       109,383,881
Net realized gain on financial futures
contracts                                                     1,903,057
Change in net unrealized
appreciation/depreciation
of investments                                               12,132,156
                                                         --------------
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                                 123,419,094
- -----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                  $115,500,148
=======================================================================

See notes to financial statements.

Statement of Changes in Net Assets
- ----------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                 YEAR ENDED    APRIL 30, 1999
                                                             OCTOBER 31, 1998   (UNAUDITED)
                                                             ---------------- ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                              ($21,431,113)   ($7,918,946)
Net realized gain on investments sold and
financial futures contracts                                       249,345,263    111,286,938
Change in net unrealized
appreciation/depreciation of investments                         (519,503,107)    12,132,156
                                                             ---------------- --------------

Net Increase (Decrease) in Net Assets Resulting
from Operations                                                  (291,588,957)   115,500,148
                                                             ---------------- --------------

Distributions to Shareholders:
Distributions from net realized gain on
investments sold
Class A - (none and $0.3730 per share,
respectively)                                                              --     (8,117,761)
Class B - (none and $0.3730 per share,
respectively)                                                              --     (8,822,320)
Class Y - (none and $0.3730 per share,
respectively)                                                              --       (583,124)
                                                             ---------------- --------------

Total Distributions to Shareholders                                        --    (17,523,205)
                                                             ---------------- --------------

From Fund Share Transactions - Net: *                            (616,525,449)  (342,171,411)
                                                             ---------------- --------------

Net Assets:
Beginning of period                                             1,863,295,674    955,181,268
                                                             ---------------- --------------

End of period (including accumulated net
investment loss of $48,105 and $7,967,051,
respectively)                                                    $955,181,268   $710,986,800
                                                             ================ ==============


Statement of Changes in Net Assets (continued)
- --------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                                    SIX MONTHS ENDED
                                                                          YEAR ENDED                 APRIL 30, 1999
                                                                       OCTOBER 31, 1998                (UNAUDITED)
                                                               ------------------------------ ------------------------------
                                                                   SHARES          AMOUNT         SHARES          AMOUNT
                                                               --------------  -------------- --------------  --------------
CLASS A
Shares sold                                                       100,661,197  $2,413,669,605     49,946,468  $1,116,924,774
Shares issued to shareholders in reinvestment
of distributions                                                           --              --        327,000       6,661,532
                                                               --------------  -------------- --------------  --------------
                                                                  100,661,197   2,413,669,605     50,273,468   1,123,586,306
Less shares repurchased                                          (108,875,492) (2,650,476,277)   (57,848,479) (1,294,262,521)
                                                               --------------  -------------- --------------  --------------
Net decrease                                                       (8,214,295)  ($236,806,672)    (7,575,011)  ($170,676,215)
                                                               ==============  ============== ==============  ==============
CLASS B
Shares sold                                                         3,960,429     $95,092,203        976,624     $20,838,121
Shares issued to shareholders in reinvestment
of distributions                                                           --              --        348,110       6,820,514
                                                               --------------  -------------- --------------  --------------
                                                                    3,960,429      95,092,203      1,324,734      27,658,635
Less shares repurchased                                           (17,545,625)   (422,907,651)    (7,812,634)   (168,334,322)
                                                               --------------  -------------- --------------  --------------
Net decrease                                                      (13,585,196)  ($327,815,448)    (6,487,900)  ($140,675,687)
                                                               ==============  ============== ==============  ==============
CLASS C **
Shares sold                                                                --              --            331          $6,934
                                                               --------------  -------------- --------------  --------------
Net increase                                                               --              --            331          $6,934
                                                               ==============  ============== ==============  ==============
CLASS Y
Shares sold                                                           875,735     $23,077,653         87,627      $2,013,176
Shares issued to shareholders in reinvestment
of distributions                                                           --              --         27,910         583,047
                                                               --------------  -------------- --------------  --------------
                                                                      875,735      23,077,653        115,537       2,596,223
Less shares repurchased                                            (2,820,828)    (74,980,982)    (1,504,124)    (33,422,666)
                                                               --------------  -------------- --------------  --------------
Net decrease                                                       (1,945,093)   ($51,903,329)    (1,388,587)   ($30,826,443)
                                                               ==============  ============== ==============  ==============

* Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
- ---------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,                        SIX MONTHS ENDED
                                        ----------------------------------------------------------------    APRIL 30, 1999
                                          1994          1995          1996          1997          1998       (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $16.13        $16.11        $22.15        $24.53        $26.32        $20.21
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.21)        (0.18)        (0.22)        (0.29)        (0.27)        (0.16)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                 0.19          6.22          3.06          2.08         (5.84)         2.57
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                 (0.02)         6.04          2.84          1.79         (6.11)         2.41
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                      --            --         (0.46)           --            --         (0.37)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $16.11        $22.15        $24.53        $26.32        $20.21        $22.25
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                            (0.12%)       37.49%        12.96%         7.30%       (23.21%)       12.11%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                $310,625      $555,655      $972,312      $807,371      $453,919      $331,176
Ratio of Expenses to Average
Net Assets                                 1.62%         1.48%         1.42%         1.43%         1.41%         1.69%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                        (1.40%)       (0.97%)       (0.89%)       (1.18%)       (1.09%)       (1.44%)(5)
Portfolio Turnover Rate                      66%           82%           59%           41%          107%           74%


CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $16.08        $15.97        $21.81        $23.96        $25.52        $19.45
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.30)        (0.31)        (0.40)        (0.46)        (0.45)        (0.23)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                 0.19          6.15          3.01          2.02         (5.62)         2.48
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                 (0.11)         5.84          2.61          1.56         (6.07)         2.25
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                      --            --         (0.46)           --            --         (0.37)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $15.97        $21.81        $23.96        $25.52        $19.45        $21.33
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                            (0.68%)       36.57%        12.09%         6.51%       (23.79%)       11.75%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                $191,979      $454,934      $956,374      $951,449      $460,971      $367,090
Ratio of Expenses to Average
Net Assets                                 2.25%         2.20%         2.16%         2.19%         2.16%         2.36%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                        (2.02%)       (1.69%)       (1.65%)       (1.95%)       (1.84%)       (2.11%)(5)
Portfolio Turnover Rate                      66%           82%           59%           41%          107%           74%

See notes to financial statements.



Financial Highlights (continued)
- -------------------------------------------------------------------------------------------------------------------------------

                                                                                                          FOR THE PERIOD FROM
                                                                                                             MARCH 1, 1999
                                                                                                            (COMMENCEMENT OF
                                                                                                              OPERATIONS)
                                                                                                           TO APRIL 30, 1999
                                                                                                              (UNAUDITED)
                                                                                                              ----------
CLASS C (3)
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                                                                                          $20.92
                                                                                                              --------
Net Investment Loss(1)                                                                                           (0.21)
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                                                                                       0.62
                                                                                                              --------
Total from Investment
Operations                                                                                                        0.41
                                                                                                              --------
Net Asset Value, End of Period                                                                                  $21.33
                                                                                                              ========
Total Investment Return at Net
Asset Value(2)                                                                                                   1.96%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                                                                                            $7
Ratio of Expenses to Average
Net Assets                                                                                                       2.49%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                                                                                              (2.45%)(5)
Portfolio Turnover Rate                                                                                            74%


                                                             YEAR ENDED OCTOBER 31,                        SIX MONTHS ENDED
                                        ----------------------------------------------------------------    APRIL 30, 1999
                                          1994          1995          1996          1997          1998       (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS Y (3)
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $16.14        $16.20        $22.40        $24.91        $26.86        $20.71
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.13)        (0.09)        (0.14)        (0.18)        (0.17)        (0.14)
Net Realized and Unrealized
Gain (Loss) on Investments and
Financial Futures Contracts                 0.19          6.29          3.11          2.13         (5.98)         2.65
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  0.06          6.20          2.97          1.95         (6.15)         2.51
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                      --            --         (0.46)           --            --         (0.37)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $16.20        $22.40        $24.91        $26.86        $20.71        $22.85
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                             0.37%        38.27%        13.40%         7.83%       (22.90%)       12.30%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                  $7,123       $13,701       $67,498      $104,476       $40,291       $12,714
Ratio of Expenses to Average
Net Assets                                 1.11%         1.01%         1.03%         0.97%         0.97%         1.48%(5,6)
Ratio of Net Investment Loss to
Average Net Assets                        (0.89%)       (0.50%)       (0.54%)       (0.73%)       (0.66%)       (1.21%)(5)
Portfolio Turnover Rate                      66%           82%           59%           41%          107%           74%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Effective June 1, 1998, Class C shares were renamed Class Y shares. The Fund issued new Class C shares on March 1, 1999.
(4) Not annualized.
(5) Annualized.
(6) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.

Schedule of Investments
April 30, 1999 (Unaudited)
- -------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Special Equities Fund on April 30, 1999. It's made up of common stocks, which are broken down by industry groups.

                                                 NUMBER OF         MARKET
ISSUER, DESCRIPTION                                 SHARES          VALUE
- -------------------                              ---------         ------

COMMON STOCKS
Advertising (1.56%)
Catalina Marketing Corp.*                          130,000    $11,106,875
                                                             ------------
Beverages (1.11%)
Beringer Wine Estates Holdings, Inc.
(Class B)*                                         200,000      7,875,000
                                                             ------------
Business Services - Misc. (17.99%)
Abacus Direct Corp.*                               200,000     14,800,000
Charles River Associates,
Inc.*                                              355,700      7,825,400
Coinstar, Inc.*                                    260,000      6,110,000
INSpire Insurance Solutions,
Inc.*                                              600,000     13,050,000
META Group, Inc. *                                  13,300        121,362
MedQuist, Inc.*                                    300,000     10,275,000
Metro Networks, Inc.*                              200,000      9,000,000
Metzler Group, Inc. (The)*                         300,000      8,362,500
Nielsen Media Research, Inc.                       450,000     12,318,750
On Assignment, Inc.*                               330,000     10,003,125
ProBusiness Services, Inc.*                        342,500     12,287,188
Profit Recovery Group
International, Inc. (The)*                         300,000     10,950,000
Quanta Services, Inc.*                             427,100     12,305,819
topjobs.net Plc, American Depositary
Receipt (ADR) (United
Kingdom)*                                           33,500        475,281
                                                             ------------
                                                              127,884,425
                                                             ------------
Computers (22.49%)
AboveNet Communications,
Inc.*                                              110,000      9,418,750
Advent Software, Inc.*                             140,000      8,627,500
BARRA, Inc.*                                       340,000      6,651,250
BindView Development Corp.*                        360,000      7,740,000
Concentric Network Corp. *                         175,000     14,612,500
Exodus Communications, Inc.*                       185,000     16,673,125
Fundtech Ltd. (Israel)*                            310,000     10,675,625
IMRglobal Corp.*                                   375,000      6,468,750
Micromuse, Inc. *                                  250,000      8,609,375
Multex.com, Inc.*                                  210,100      9,034,300
National Computer Systems,
Inc.                                               530,000     14,840,000
pcOrder.com, Inc.*                                 145,000      8,962,812
Proxicom, Inc. *                                    14,150        317,491
RealNetworks, Inc.*                                 34,000      7,531,000
Rhythms NetConnections,
Inc.*                                               21,350      1,761,375
SCM Microsystems, Inc.*                            103,000      6,785,125
Verio, Inc.*                                       100,000      7,100,000
Whittman-Hart, Inc.*                               500,000     14,125,000
                                                             ------------
                                                              159,933,978
                                                             ------------
Electronics (9.76%)
ATMI, Inc.*                                        270,000      6,210,000
Level One Communications,
Inc.*                                              130,000      6,678,750
Micrel, Inc.*                                      155,000      9,125,625
Novellus Systems, Inc.*                            150,000      7,087,500
PMC-Sierra, Inc. (Canada)*                          80,000      7,670,000
PRI Automation, Inc.*                               42,500      1,054,531
Powerwave Technologies, Inc.*                      310,000      9,416,250
QLogic Corp. *                                     137,900      9,644,381
Vitesse Semiconductor Corp.*                       270,000     12,504,375
                                                             ------------
                                                               69,391,412
                                                             ------------
Finance (2.36%)
AmeriCredit Corp.*                                 289,000      4,786,562
Medallion Financial Corp.                          710,300     11,986,313
                                                             ------------
                                                               16,772,875
                                                             ------------
Food (1.36%)
American Italian Pasta Company
(Class A)*                                         360,000      9,675,000
                                                             ------------
Insurance (0.96%)
Horace Mann Educators Corp.                        300,000      6,825,000
                                                             ------------
Leisure (5.53%)
Cinar Corp. (Class B)
(Canada)*                                          450,000      9,393,750
Imax Corp. (Canada)*                               400,000      7,575,000
Premier Parks, Inc.                                440,000     15,207,500
Steiner Leisure Ltd.*                              225,000      7,143,750
                                                             ------------
                                                               39,320,000
                                                             ------------
Linen Supply & Related (1.05%)
G & K Services, Inc. (Class A)                     160,000     $7,480,000
                                                             ------------
Machinery (1.20%)
Applied Power, Inc. (Class A)                      270,000      8,521,875
                                                             ------------
Media (3.85%)
Adelphia Communications
Corp. (Class A)*                                   150,000     10,237,500
Cumulus Media, Inc. (Class A)                      400,000      6,475,000
Network Event Theater, Inc.*                       175,800      2,582,063
Pegasus Communications
Corp.*                                             198,000      8,118,000
                                                             ------------
                                                               27,412,563
                                                             ------------
Medical (7.75%)
Alkermes, Inc.*                                    280,000      7,490,000
CLOSURE Medical Corp.*                             140,000      4,515,000
Gilead Sciences, Inc.*                             150,000      6,909,375
Hanger Orthopedic Group,
Inc.*                                              247,800      3,624,075
IDEC Pharmaceuticals Corp.*                        135,000      6,851,250
Inhale Therapeutic Systems,
Inc.*                                              270,000      7,762,500
Millennium Pharmaceuticals,
Inc.*                                              170,000      6,321,875
Renal Care Group, Inc.*                            410,000      8,558,750
Vertex Pharmaceuticals, Inc.*                      145,000      3,063,125
                                                             ------------
                                                               55,095,950
                                                             ------------
Oil & Gas (1.00%)
Stone Energy Corp.*                                210,000      7,126,875
                                                             ------------
Retail (8.38%)
99 Cents Only Stores*                              240,000     11,310,000
Abercrombie & Fitch Co.
(Class A)*                                         100,000      9,512,500
CSK Auto Corp.*                                    350,000      8,750,000
Linens 'n Things, Inc.*                            200,000      9,150,000
Pacific Sunwear of
California, Inc.*                                  300,000     11,128,140
Whole Foods Market, Inc.*                          250,000      9,750,000
                                                             ------------
                                                               59,600,640
                                                             ------------

Schools/Education (0.94%)
ITT Educational Services,
Inc.*                                              270,750      6,650,297
                                                             ------------
Telecommunications (10.18%)
Allegiance Telecom, Inc.*                          150,000      6,900,000
Com21, Inc.*                                       180,000      5,602,500
Intermedia Communications,
Inc.*                                              486,000     15,643,125
Metromedia Fiber Network, Inc.
(Class A)*                                         185,000     15,586,250
NEXTLINK Communications, Inc.
(Class A)*                                         200,000     14,650,000
RF Micro Devices, Inc.*                            250,000     13,968,750
                                                             ------------
                                                               72,350,625
                                                             ------------
Transport (2.81%)
Expeditors International of
Washington, Inc.                                   178,168     10,801,435
Forward Air Corp.*                                  66,900      1,488,525
MotivePower Industries,
Inc.*                                              450,000      7,678,125
                                                             ------------
                                                               19,968,085
                                                             ------------
TOTAL COMMON STOCKS
(Cost $589,495,251)                               (100.28%)   712,991,475
                                              ------------   ------------
TOTAL INVESTMENTS                                 (100.28%)   712,991,475
                                              ------------   ------------
OTHER ASSETS AND
LIABILITIES, NET                                    (0.28%)    (2,004,675)
                                              ------------   ------------
TOTAL NET ASSETS                                  (100.00%)  $710,986,800
                                              ============   ============

*Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of emerging growth companies and companies in "special" situations.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y shares. The Fund issued Class C shares on March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The maximum loan balance during the period amounted to $63,100,000. The annualized interest rate charged during the period ranged from 5.1250% thru 5.5625%. At April 30, 1999, there were no outstanding borrowings.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1999, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $259,499. Out of this amount, $32,438 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $143,879 was paid as sales commissions to unrelated broker-dealers and $83,182 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $2,156,128.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. There were no contingent deferred sales charges paid to JH Funds for the year ended April 30, 1999.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A, Class B and Class C shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent to 0.10% of the average daily net assets of the Class Y shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,514.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $651,316,082 and $926,652,946, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

The cost of investments owned at April 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $590,349,914. Gross unrealized appreciation and depreciation of investments aggregated $163,262,788 and $40,621,227, respectively, resulting in net unrealized appreciation of $122,641,561.

NOTE D -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1999 is set forth below.


                                        ACQUISITIONS       DISPOSITIONS
                         BEGINNING  -------------------  ---------------     ENDING
                             SHARE    SHARE               SHARE               SHARE   REALIZED    DIVIDEND       ENDING
AFFILIATE                   AMOUNT   AMOUNT        COST  AMOUNT    COST      AMOUNT  GAIN (LOSS)    INCOME        VALUE
- -----------------------------------------------------------------------------------------------------------------------
Medallion Financial Corp.  615,300   95,000  $1,916,318      --    $ --     710,300    $   --     $393,792  $11,986,313
pcOrder.com, Inc.               --  145,000   9,664,927      --      --     145,000        --           --    8,962,812
                                            -----------            ----               --------    --------  -----------
                                            $11,581,245            $ --                $   --     $393,792  $20,949,125

A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Special Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

180SA 4/99
      6/99

                                                                      Exhibit C
                       JOHN HANCOCK SMALL CAP GROWTH FUND
                NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS
                                 APRIL 30, 1999


Pro-forma information is intended to provide shareholders of the John Hancock Small Cap Growth Fund (JHSCGF) and John Hancock Special Equities Fund (JHSEF) with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of April 30, 1998.

The pro-forma combined statements of assets and liabilities and results of operations as of April 30, 1999, have been prepared to reflect the merger of JHSCGF and JHSEF after giving effect to pro-forma adjustments described in the notes listed below.


  (a) Acquisition by John Hancock Small Cap Growth Fund of all the assets of John Hancock Special Equities Fund and issuance of John Hancock Small Cap Growth Fund Class A, Class B and
              Class C shares in exchange for all of the outstanding Class A, Class B and Class C shares, respectively of John Hancock
              Special Equities Fund. Small Cap Growth Fund will issue Class I shares to Special Equities Fund in an amount equal to the value of Special Equities Fund's net assets attributable to Class Y.

  (b) The investment advisory fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock Small Cap Growth Fund: 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

  (c) The 12b-1 fee was adjusted to reflect the application of the fee structure at the maxium rates, which will be in effect for the John Hancock Small Cap Growth Fund: 0.25% of Class A average daily net assets, 1.00% of Class B average daily net assets and 1.00% of Class C average daily net assets.

  (d) The transfer agent fee for the Class A, Class B and Class C shares is the total of the respective individual Fund's transfer agent fees. The main criteria in determining the transfer agent fees for a specific class is the number of shareholder accounts.

  (e) The actual expenses incurred by the John Hancock Small Cap Growth Fund and John Hancock Special Equities Fund for various expenses included on a pro-forma basis were reduced to reflect the estimated savings arising from the merger.

John Hancock Small Cap Growth Fund
Pro-forma combined statement of assets and liabilities
For the year ended April 30, 1999



                                                        John Hancock       John Hancock
                                                       Small Cap Growth   Special Equities                          Pro-Forma
                                                            Fund               Fund            Adjustments           Combined
                                                      -----------------  -----------------   -----------------   -----------------
Assets
  Investments at value                                   $ 646,560,907      $ 712,991,475       $           -     $ 1,359,552,382
  Receivable for investments sold                            6,163,975         51,400,389                   -          57,564,364
  Receivable for foreign currency exchange contracts sold            -                  -                   -                   -
  Receivable for shares sold                                   257,711            115,756                   -             373,467
  Dividends receivable                                           4,157                  -                   -               4,157
  Interest receivable                                            1,847                  -                   -               1,847
  Other Assets                                                 109,789             69,195                   -             178,984
                                                      -----------------  -----------------   -----------------   -----------------
           Total Assets                                    653,098,386        764,576,815                   -       1,417,675,201
                                                      -----------------  -----------------   -----------------   -----------------

Liabilities
  Payable for investments purchased                         12,278,809         24,935,962                   -          37,214,771
  Payable for shares repurchased                               357,676          1,263,431                   -           1,621,107
  Due to custodian                                                   -         26,613,739                   -          26,613,739
  Payable to John Hancock Advisers, Inc, and affiliates        620,393            674,079                   -           1,294,472
  Accounts payable and accrued expenses                        113,336            102,804                   -             216,140
                                                      -----------------  -----------------   -----------------   -----------------
           Total Liabilities                                13,370,214         53,590,015                   -          66,960,229
                                                      -----------------  -----------------   -----------------   -----------------

Net Assets:
  Capital paid-in                                          359,095,874        487,338,416                   -         846,434,290
  Accumulated net realized gain on investments, financial
    futures contracts, and foreign currency transactions    63,740,164        108,113,697                   -         171,853,861
  Net unrealized appreciation of investments,
    financial futures contracts and foreign currency
     transactions                                          221,812,714        123,501,738                   -         345,314,452
Accumulated net investment loss                             (4,920,580)        (7,967,051)                  -         (12,887,631)

                                                      -----------------  -----------------   -----------------   -----------------
           Net Assets                                    $ 639,728,172      $ 710,986,800       $           -     $ 1,350,714,972
                                                      =================  =================   =================   =================

Net Assets:
  Small Cap Growth
    Class A                                              $ 212,739,382      $           -       $ 331,175,523 (a) $   543,914,905
    Class B                                                426,084,058                  -         367,090,178 (a)     793,174,236
    Class C                                                    904,732                  -               7,065 (a)         911,797
    Class Y                                                          -                  -          12,714,034 (a)      12,714,034
  Special Equities
    Class A                                                          -        331,175,523        (331,175,523)(a)               -
    Class B                                                          -        367,090,178        (367,090,178)(a)               -
    Class C                                                          -              7,065              (7,065)(a)               -
    Class Y                                                          -         12,714,034         (12,714,034)(a)               -
                                                      =================  =================   =================   =================
                                                         $ 639,728,172      $ 710,986,800       $           -     $ 1,350,714,972
                                                      =================  =================   =================   =================

Shares Outstanding:
  Small Cap Growth
    Class A                                                 19,439,594                             30,271,986 (a)      49,711,580
    Class B                                                 42,139,173                             36,309,612 (a)      78,448,785
    Class C                                                     89,564                                    700 (a)          90,264
    Class Y                                                          -                           1,162,160.00 (a)       1,162,160
  Special Equities
    Class A                                                          -         14,880,966         (14,880,966)(a)               -
    Class B                                                          -         17,212,798         (17,212,798)(a)               -
    Class C                                                          -                331                (331)(a)               -
    Class Y                                                          -            556,526            (556,526)(a)               -
                                                      -----------------  -----------------   -----------------   -----------------

Net Asset Value Per Share:
Small Cap Growth
    Class A                                                     $10.94                  -                   -              $10.94
    Class B                                                     $10.11                  -                   -              $10.11
    Class C                                                     $10.10                  -                   -              $10.10
    Class Y                                                     $10.94                  -                   -              $10.94
  Special Equities
    Class A                                                          -             $22.25             ($22.25)(a)               -
    Class B                                                          -             $21.33             ($21.33)(a)               -
    Class C                                                          -             $21.33             ($21.33)(a)               -
    Class Y                                                          -             $22.85             ($22.85)(a)               -
                                                      =================  =================   =================   =================


John Hancock Small Cap Growth Fund                                                                                 Exhibit C
Pro-forma combined statement of operations
For the year ended April 30, 1999
                                                                     John Hancock
                                                 John Hancock          Special
                                               Small Cap Growth        Equities
                                                     Fund                Fund                                     Pro Forma
                                                April 30, 1999      April 30, 1999         Adjustments            Combined
                                                --------------      --------------         -----------            --------

Investment Income:
  Interest                                           $ 377,740         $ 2,640,001          $         -          $ 3,017,741
  Dividends                                            926,649             863,464                    -            1,790,113
                                             ------------------    ----------------     ----------------     ----------------
    Total                                            1,304,389           3,503,465                    -            4,807,854
                                             ------------------    ----------------     ----------------     ----------------

Expenses:
  Investment management fee                          4,549,840           8,565,481             (733,379) (b)      12,381,942
  Distribution and service fee
    Class A                                            491,537           1,436,500             (239,417) (c)       1,688,620
    Class B                                          3,763,663           5,209,669                    -            8,973,332
    Class C                                              4,635                   7                    -                4,642
  Transfer agent fee (d)                             1,539,180           3,593,753                    -            5,132,933
  Custodian fee                                        229,406             231,345              (55,300) (e)         405,451
  Financial services fee                                91,032             160,120                    -              251,152
  Registration and filing fee                          100,685              51,768               (7,600) (e)         144,853
  Trustees' fee                                         46,942              75,668                    -              122,610
  Printing                                              59,044             137,244              (19,600) (e)         176,688
  Auditing fees                                         42,349              47,074              (40,240) (e)          49,183
  Miscellaneous                                         19,824              35,594                    -               55,418
  Legal fees                                            10,495              12,359                    -               22,854
                                             ------------------    ----------------     ----------------     ----------------
   Total Expenses                                   10,948,632          19,556,582           (1,095,536)          29,409,678
                                             ------------------    ----------------     ----------------     ----------------

   Net Investment Income                            (9,644,243)        (16,053,117)           1,095,536          (24,601,824)
                                             ------------------    ----------------     ----------------     ----------------

Realized and Unrealized Gain (Loss) on
Investments, Financial Futures Contracts,
and Foreign Currency Transactions:
 Net realized gain (loss) on investments            59,462,501         101,345,547                    -          160,808,048

 Change in net unrealized appreciation
 (depreciation) of investments                     104,622,837         202,007,910                    -          306,630,747
                                             ------------------   -----------------   ------------------   ------------------
    Net Realized and Unrealized
    Gain (Loss) on Investments                     164,085,338         303,353,457                    -          467,438,795
                                             ------------------   -----------------   ------------------   ------------------
    Net Increase in Net Assets
    Resulting from Operation                     $ 154,441,095       $ 287,300,340          $ 1,095,536        $ 442,836,971
                                             ==================   =================   ==================   ==================


Schedule of Investments
April 30, 1999  (Unaudited)
------------------------------------

                                                     Small Cap Growth Fund        Special Equities Fund           Combined

                                                   NUMBER OF                    NUMBER OF                  NUMBER OF
ISSUER, DESCRIPTION                                 SHARES      MARKET VALUE    SHARES       MARKET VALUE   SHARES      MARKET VALUE
------------------------------------               ---------    ------------    ---------    ------------  ---------    ------------
COMMON STOCKS
Advertising (1.66%)
Catalina Marketing Corp.*                           65,400      $5,587,613      130,000      $11,106,875    195,400      $16,694,488
Getty Images, Inc*                                 222,300       5,779,800                                  222,300        5,779,800
                                                  --------------------------   -------------------------- --------------------------

                                                                11,367,413                    11,106,875                  22,474,288
                                                               -------------                -------------               ------------
Automobile / Trucks (0.76%)
Gentex Corp.*                                      183,400       5,513,463                                  183,400        5,513,463
United Rentals, Inc. *                             159,000       4,740,188                                  159,000        4,740,188
                                                  --------------------------                              --------------------------

                                                                10,253,651                                                10,253,651
                                                               -------------                                            ------------
Beverages (0.81%)
Beringer Wine Estates Holdings, Inc. (Class B)*     79,500       3,130,313      200,000        7,875,000    279,500       11,005,313
                                                  --------------------------   -------------------------- --------------------------



Broker Services (0.20%)
Raymond James Financial, Inc.                      126,087       2,718,751                                  126,087        2,718,751
                                                  --------------------------                               -------------------------



Building (0.14%)
Crossmann Communities, Inc.*                        72,300       1,897,875                                   72,300        1,897,875
                                                  --------------------------                               -------------------------



Business Services - Misc (14.83%)
Abacus Direct Corp.*                                83,500       6,179,000      200,000       14,800,000    283,500       20,979,000
Charles River Associates Inc.*                     138,000       3,036,000      355,700        7,825,400    493,700       10,861,400
Coinstar, Inc.*                                    260,800       6,128,800      260,000        6,110,000    520,800       12,238,800
Corporate Executive Board Co. (The)*                68,200       1,918,125                                   68,200        1,918,125
Forrester Research, Inc.*                          168,200       5,718,800                                  168,200        5,718,800
INSpire Insurance Solutions, Inc.*                 255,300       5,552,775      600,000       13,050,000    855,300       18,602,775
MedQuist Inc.*                                     143,000       4,897,750      300,000       10,275,000    443,000       15,172,750
META Group, Inc. *                                 135,200       1,233,700       13,300          121,362    148,500        1,355,062
Metro Networks, Inc.*                              101,596       4,571,820      200,000        9,000,000    301,596       13,571,820
Metzler Group, Inc. (The)*                         121,550       3,388,206      300,000        8,362,500    421,550       11,750,706
Modem Media Poppe Tyson, Inc.*                      75,500       2,661,375                                   75,500        2,661,375
Nielsen Media Research, Inc.*                      185,000       5,064,375      450,000       12,318,750    635,000       17,383,125
On Assignment, Inc.*                               145,900       4,422,594      330,000       10,003,125    475,900       14,425,719
ProBusiness Services, Inc.*                        139,650       5,009,944      342,500       12,287,188    482,150       17,297,132
Professional Detailing, Inc.*                      109,000       3,133,750                                  109,000        3,133,750
Profit Recovery Group International, Inc. (The)*   129,200      $4,715,800      300,000      $10,950,000    429,200      $15,665,800
Quanta Services, Inc.*                             151,800       4,373,737      427,100       12,305,819    578,900       16,679,556
topjobs.net Plc, American Depositary Receipts
 (United Kingdom)*                                  29,700         421,369       33,500          475,281     63,200          896,650
                                                  -------------------------    --------------------------  -------------------------

                                                                72,427,920                   127,884,425                 200,312,345
                                                               -----------                  -------------              -------------
Computers (21.93%)
AboveNet Communications Inc.*                       63,100       5,402,937      110,000        9,418,750    173,100       14,821,687
Advent Software, Inc.*                              72,000       4,437,000      140,000        8,627,500    212,000       13,064,500
AnswerThink Consulting Group, Inc.*                155,500       3,450,156                                  155,500        3,450,156
Apex PC Solutions, Inc.*                           219,750       3,653,344                                  219,750        3,653,344
AppliedTheory Corp.*                                 4,600          94,300                                    4,600           94,300
Aspect Development, Inc.*                          174,700       1,910,781                                  174,700        1,910,781
autobytel.com, inc.*                                38,700       1,161,000                                   38,700        1,161,000
BARRA, Inc.*                                        42,650         834,341      340,000        6,651,250    382,650        7,485,591
BindView Development Corp.*                        153,900       3,308,850      360,000        7,740,000    513,900       11,048,850
BMC Software, Inc.*                                 39,000       1,679,437                                   39,000        1,679,437
Bottomline Technologies, Inc.*                      26,500       1,550,250                                   26,500        1,550,250
Cognizant Technology Solutions Corp.*              155,800       3,495,762                                  155,800        3,495,762
Concentric Network Corp. *                          71,500       5,970,250      175,000       14,612,500    246,500       20,582,750
Critical Path, Inc.*                                 8,100         805,950                                    8,100          805,950
Dendrite International, Inc.*                      103,100       2,667,713                                  103,100        2,667,713
Exodus Communications, Inc.*                        61,800       5,569,725      185,000       16,673,125    246,800       22,242,850
Extreme Networks, Inc.*                              7,300         404,694                                    7,300          404,694
Fundtech Ltd. (Israel)*                            210,000       7,231,875      310,000       10,675,625    520,000       17,907,500
IMRglobal Corp.*                                   155,700       2,685,825      375,000        6,468,750    530,700        9,154,575
Informatica Corp.*                                   4,800         135,600                                    4,800          135,600
International Network Services, Inc.*               93,550       3,554,900                                   93,550        3,554,900
Intraware, Inc.*                                    46,000       1,408,750                                   46,000        1,408,750
iVillage, Inc.*                                      4,600         363,400                                    4,600          363,400
Marimba, Inc.*                                       2,200         133,650                                    2,200          133,650
Micromuse Inc. *                                   126,800       4,366,675      250,000        8,609,375    376,800       12,976,050
MiningCo.com, Inc.*                                  3,900         255,450                                    3,900          255,450
Mpath Interactive, Inc.*                            30,600       1,204,875                                   30,600        1,204,875
Multex.com Inc.*                                   116,700       5,018,100      210,100        9,034,300    326,800       14,052,400
National Computer Systems, Inc.                    167,700       4,695,600      530,000       14,840,000    697,700       19,535,600
National Instruments Corp.*                         86,050       2,925,700                                   86,050        2,925,700
NEON Systems, Inc.*                                  7,450         312,900                                    7,450          312,900
Net Perceptions, Inc.*                               4,300         113,412                                    4,300          113,412
Network Appliance, Inc.*                           125,600       6,319,250                                  125,600        6,319,250
ONYX Software Corp.*                                 7,000         163,625                                    7,000          163,625
pcOrder.com, Inc.*                                  47,100       2,911,369      145,000        8,962,812    192,100       11,874,181
Prodigy Communications Corp.*                       86,800       2,332,750                                   86,800        2,332,750
Proxicom, Inc.*                                     12,400         278,225       14,150          317,491     26,550          595,716
PSINet Inc.*                                        79,100       3,994,550                                   79,100        3,994,550
Razorfish Inc.*                                      1,400          60,900                                    1,400           60,900
RealNetworks, Inc.*                                 17,900       3,964,850       34,000        7,531,000     51,900       11,495,850
Rhythms NetConnections, Inc.*                       17,300       1,427,250       21,350        1,761,375     38,650        3,188,625
Sagent Technology, Inc.*                            81,700         776,150                                   81,700          776,150
SCM Microsystems, Inc.*                             66,900       4,407,037      103,000        6,785,125    169,900       11,192,162
SEI Investments Co.                                 17,000       1,615,000                                   17,000        1,615,000
SOFTWORKS, Inc.*                                    70,000         870,625                                   70,000          870,625
SportsLine USA Inc.*                                87,100       3,484,000                                   87,100        3,484,000
Sterling Commerce, Inc.*                            46,323       1,450,489                                   46,323        1,450,489
USinternetworking, Inc.*                             4,300         219,838                                    4,300          219,838
Value America, Inc.*                                 6,900         272,119                                    6,900          272,119
Verio Inc.*                                        110,800       7,866,800      100,000        7,100,000    210,800       14,966,800
VerticalNet, Inc.*                                  22,100       2,508,350                                   22,100        2,508,350
Vignette Corp.*                                     12,500      $1,187,500                                   12,500       $1,187,500
WebTrends Corp.*                                     5,400         286,875                                    5,400          286,875
Whittman-Hart, Inc.*                               255,200       7,209,400      500,000       14,125,000    755,200       21,334,400
Wind River Systems, Inc.*                          123,700       1,855,500                                  123,700        1,855,500
                                                 --------------------------    --------------------------  -------------------------

                                                               136,265,654                   159,933,978                 296,199,632
                                                              -------------                --------------              -------------
Consumer Products Misc. (0.10%)
Select Comfort Corp.*                               84,000       1,359,750                                   84,000        1,359,750
                                                 --------------------------                                            -------------



Containers (0.07%)
Ivex Packaging Corp.*                               50,000         984,375                                   50,000          984,375
                                                 --------------------------                                            -------------

Electronics (9.17%)
ATMI, Inc.*                                        160,900       3,700,700      270,000        6,210,000    430,900        9,910,700
Credence Systems Corp.*                            154,300       3,963,581                                  154,300        3,963,581
DuPont Photomasks, Inc.*                            80,000       3,500,000                                   80,000        3,500,000
Flextronics International Ltd.*                    104,000       4,855,500                                  104,000        4,855,500
KLA-Tencor Corp.*                                   40,000       1,985,000                                   40,000        1,985,000
L-3 Communications Holdings, Inc.*                  21,400       1,044,588                                   21,400        1,044,588
Level One Communications, Inc.*                     78,925       4,054,772      130,000        6,678,750    208,925       10,733,522
Micrel, Inc.*                                       71,200       4,191,900      155,000        9,125,625    226,200       13,317,525
Microwave Power Devices, Inc.*                     240,000       3,075,000                                  240,000        3,075,000
Novellus Systems, Inc.*                             50,400       2,381,400      150,000        7,087,500    200,400        9,468,900
PLX Technology, Inc.*                              140,100       2,714,437                                  140,100        2,714,437
PMC-Sierra, Inc. (Canada)*                          27,200       2,607,800       80,000        7,670,000    107,200       10,277,800
Powerwave Technologies, Inc. *                     151,300       4,595,737      310,000        9,416,250    461,300       14,011,987
PRI Automation, Inc.*                              111,100       2,756,669       42,500        1,054,531    153,600        3,811,200
QLogic Corp. *                                      81,800       5,720,888      137,900        9,644,381    219,700       15,365,269
Semtech Corp.*                                     103,600       3,379,950                                  103,600        3,379,950
Vitesse Semiconductor Corp                                                      270,000       12,504,375    270,000       12,504,375
                                                 --------------------------    --------------------------  -------------------------

                                                                54,527,922                    69,391,412                 123,919,334
                                                               ------------                 -------------               ------------
Finance (2.82%)
Affiliated Managers Group, Inc.*                   118,400       3,441,000                                  118,400        3,441,000
AmeriCredit Corp.*                                 217,700       3,605,656      289,000        4,786,562    506,700        8,392,218
Medallion Financial Corp.                          270,800       4,569,750      710,300       11,986,313    981,100       16,556,063
Metris Cos., Inc.                                   62,400       3,814,200                                   62,400        3,814,200
Price (T. Rowe) Associates, Inc.                    39,500       1,488,656                                   39,500        1,488,656
TeleBanc Financial Corp.*                           42,200       4,372,975                                   42,200        4,372,975
                                                 --------------------------    --------------------------  -------------------------

                                                                21,292,237                    16,772,875                  38,065,112
                                                               ------------                  ------------                -----------
Food (1.14%)
American Italian Pasta Co. (Class A)*              212,300       5,705,562      360,000        9,675,000    572,300       15,380,562
                                                 --------------------------    --------------------------  -------------------------

Insurance (0.84%)
Executive Risk, Inc.                                24,200      $1,736,350                                   24,200       $1,736,350
Horace Mann Educators Corp.                         86,800       1,974,700      300,000        6,825,000    386,800        8,799,700
Medical Assurance, Inc.*                            28,750         790,625                                   28,750          790,625
                                                 --------------------------    --------------------------  -------------------------

                                                                 4,501,675                     6,825,000                  11,326,675
                                                                -----------                   -----------                -----------
Leisure (4.44%)
Cinar Films, Inc. (Class B) (Canada)*              235,000       4,905,625      450,000        9,393,750    685,000       14,299,375
Imax Corp. (Canada)*                               160,000       3,030,000      400,000        7,575,000    560,000       10,605,000
Premier Parks, Inc.*                               189,800       6,559,962      440,000       15,207,500    629,800       21,767,462
Steiner Leisure Ltd.*                              195,500       6,207,125      225,000        7,143,750    420,500       13,350,875
                                                 --------------------------    --------------------------  -------------------------

                                                                20,702,712                    39,320,000                  60,022,712
                                                               ------------                  ------------                -----------
Linen Supply & Related (0.83%)
G & K Services, Inc. (Class A)                      81,000       3,786,750      160,000        7,480,000    241,000       11,266,750
                                                 --------------------------    --------------------------  -------------------------



Machinery (0.88%)
Applied Power, Inc. (Class A)                      106,800       3,370,875      270,000        8,521,875    376,800       11,892,750
                                                 --------------------------    --------------------------  -------------------------



Media (5.06%)
Adelphia Communications Corp. (Class A)*           114,000       7,780,500      150,000       10,237,500    264,000       18,018,000
Citadel Communications Corp.*                      155,800       4,362,400                                  155,800        4,362,400
Clear Channel Communications, Inc.*                 56,414       3,920,773                                   56,414        3,920,773
Cumulus Media Inc. (Class A) *                     150,000       2,428,125      400,000        6,475,000    550,000        8,903,125
Entercom Communications Corp.*                      30,600       1,136,025                                   30,600        1,136,025
Harte-Hanks, Inc.                                  141,800       3,580,450                                  141,800        3,580,450
Heftel Broadcasting Corp. (Class A)*                73,000       3,969,375                                   73,000        3,969,375
Network Event Theater, Inc.*                       369,800       5,431,437      175,800        2,582,063    545,600        8,013,500
Pegasus Communications Corp.*                      143,500       5,883,500      198,000        8,118,000    341,500       14,001,500
Wiley (John) & Sons, Inc. (Class A)                 59,700       2,414,119                                   59,700        2,414,119
                                                 --------------------------    --------------------------  -------------------------

                                                                40,906,704                    27,412,563                  68,319,267
                                                               ------------                  ------------                -----------
Medical (7.20%)
Alkermes, Inc.*                                    156,900       4,197,075      280,000        7,490,000    436,900       11,687,075
CLOSURE Medical Corp.*                              59,600       1,922,100      140,000        4,515,000    199,600        6,437,100
Gilead Sciences, Inc.*                              80,600       3,712,637      150,000        6,909,375    230,600       10,622,012
HCR Manor Care, Inc.*                               40,950       1,136,363                                   40,950        1,136,363
Hanger Orthopedic Group, Inc.                                                   247,800        3,624,075    247,800        3,624,075
Human Genome Sciences, Inc.*                        51,000       1,887,000                                   51,000        1,887,000
IDEC Pharmaceuticals Corp.*                        106,700       5,415,025      135,000        6,851,250    241,700       12,266,275
Inhale Therapeutic Systems, Inc.*                  148,900       4,280,875      270,000        7,762,500    418,900       12,043,375
Millennium Pharmaceuticals, Inc.*                   55,000       2,045,313      170,000        6,321,875    225,000        8,367,188
MiniMed, Inc.*                                      87,600       5,475,000                                   87,600        5,475,000
Perclose, Inc.*                                    109,600       4,164,800                                  109,600        4,164,800
Pharmacyclics, Inc.*                               151,900       2,164,575                                  151,900        2,164,575
Renal Care Group, Inc.*                            175,900       3,671,912      410,000        8,558,750    585,900       12,230,662
Res-Care, Inc.*                                    114,050       2,109,925                                  114,050        2,109,925
Vertex Pharmaceuticals, Inc.                                                    145,000       $3,063,125    145,000       $3,063,125
                                                 --------------------------    --------------------------  -------------------------

                                                                42,182,600                    55,095,950                  97,278,550
                                                               ------------                  ------------                -----------
Metal (0.05%)
NCI Building Systems, Inc.*                         28,400         683,375                                   28,400          683,375
                                                 --------------------------                                 ------------------------



Oil & Gas (1.01%)
Dril-Quip, Inc.*                                    89,900       2,191,313                                   89,900        2,191,313
J. Ray McDermott, S.A.*                             46,700       1,471,050                                   46,700        1,471,050
Newfield Exploration Co.*                           90,200       2,424,125                                   90,200        2,424,125
Stone Energy Corp*                                                              210,000        7,126,875    210,000        7,126,875
Veritas DGC, Inc.*                                  22,350         452,588                                   22,350          452,588
                                                 --------------------------    --------------------------  -------------------------

                                                                 6,539,076                     7,126,875                  13,665,951
                                                                -----------                   -----------                -----------
Pollution Control (0.38%)
Newpark Resources, Inc.*                           201,200       1,848,525                                  201,200        1,848,525
Tetra Tech, Inc.*                                  133,900       3,238,706                                  133,900        3,238,706
                                                 --------------------------                                -------------------------

                                                                 5,087,231                                                 5,087,231
                                                                -----------                                               ----------
Printing - Commercial (0.36%)
Consolidated Graphics, Inc.*                        60,400       2,574,550                                   60,400        2,574,550
Mail-Well, Inc.*                                   178,800       2,335,575                                  178,800        2,335,575
                                                 --------------------------                                -------------------------

                                                                 4,910,125                                                 4,910,125
                                                                -----------                                               ----------
Retail (10.21%)
99 Cents Only Stores*                               95,062       4,479,797      240,000       11,310,000    335,062       15,789,797
Abercrombie & Fitch Co. (Class A)*                  56,600       5,384,075      100,000        9,512,500    156,600       14,896,575
Applebee's International, Inc.                     147,050       3,795,728                                  147,050        3,795,728
bebe stores, inc.*                                 128,200       4,871,600                                  128,200        4,871,600
Buca, Inc.*                                         42,500         770,313                                   42,500          770,313
CSK Auto Corp.*                                    189,500       4,737,500      350,000        8,750,000    539,500       13,487,500
CVS Corp.*                                          43,000       2,047,875                                   43,000        2,047,875
Duane Reade Inc.*                                   93,000       2,493,562                                   93,000        2,493,562
Ethan Allen Interiors, Inc.                         77,500       3,928,281                                   77,500        3,928,281
Garden Fresh Restaurant Corp.*                     145,500       2,364,375                                  145,500        2,364,375
Insight Enterprises, Inc.*                         124,400       3,358,800                                  124,400        3,358,800
Linens 'N Things, Inc.*                            135,000       6,176,250      200,000        9,150,000    335,000       15,326,250
Lowe's Cos., Inc.                                   56,136       2,961,174                                   56,136        2,961,174
Noodle Kidoodle, Inc.*                             277,200       1,975,050                                  277,200        1,975,050
O'Reilly Automotive, Inc.*                          98,000       4,483,500                                   98,000        4,483,500
P.F. Chang's China Bistro, Inc.*                    96,200       2,429,050                                   96,200        2,429,050
Pacific Sunwear of California, Inc.*               144,800       5,371,182      300,000       11,128,140    444,800       16,499,322
Starbucks Corp.*                                   106,600       3,937,538                                  106,600        3,937,538





Wet Seal, Inc. (The) (Class A)*                    105,600      $4,303,200                                  105,600       $4,303,200
Whole Foods Market, Inc.*                           98,900       3,857,100      250,000        9,750,000    348,900       13,607,100
Wild Oats Markets, Inc.*                           163,700       4,532,444                                  163,700        4,532,444
                                                 --------------------------    --------------------------  -------------------------

                                                                78,258,394                    59,600,640                 137,859,034
                                                               ------------                  ------------               ------------
Schools / Education (1.33%)
Education Management Corp.*                        170,400       3,397,350                                  170,400        3,397,350
ITT Educational Services, Inc.*                    172,150       4,228,434      270,750        6,650,297    442,900       10,878,731
Strayer Education, Inc.                            106,750       3,696,219                                  106,750        3,696,219
                                                 --------------------------    --------------------------  -------------------------

                                                                11,322,003                     6,650,297                  17,972,300
                                                               ------------                   -----------                -----------
Telecommunications (10.14%)
Allegiance Telecom, Inc.*                          160,000       7,360,000      150,000        6,900,000    310,000       14,260,000
Com21, Inc.*                                       139,400       4,338,825      180,000        5,602,500    319,400        9,941,325
Crown Castle International Corp.*                  282,300       5,398,987                                  282,300        5,398,987
Global TeleSystems Group, Inc.*                     57,200       3,782,350                                   57,200        3,782,350
Intermedia Communications Inc.*                    207,200       6,669,250      486,000       15,643,125    693,200       22,312,375
Launch Media, Inc.*                                152,700       3,855,675                                  152,700        3,855,675
Metromedia Fiber Network, Inc. (Class A)*           90,000       7,582,500      185,000       15,586,250    275,000       23,168,750
NEXTLINK Communications, Inc. (Class A)*           119,000       8,716,750      200,000       14,650,000    319,000       23,366,750
Qwest Communications International Inc.*            40,089       3,425,104                                   40,089        3,425,104
RF Micro Devices, Inc.*                            128,300       7,168,762      250,000       13,968,750    378,300       21,137,512
Tellabs, Inc.*                                      30,000       3,282,187                                   30,000        3,282,187
WinStar Communications, Inc.*                       58,500       2,844,562                                   58,500        2,844,562
                                                 --------------------------    --------------------------  -------------------------

                                                                64,424,952                    72,350,625                 136,775,577
                                                               ------------                  ------------               ------------
Textile (0.30%)
Cutter & Buck, Inc.*                               155,300       4,018,388                                  155,300        4,018,388
                                                 --------------------------                                -------------------------



Transport (2.62%)
Eagle USA Airfreight, Inc.*                        124,900       4,558,850                                  124,900        4,558,850
Expeditors International of Washington, Inc.        90,000       5,456,250      178,168       10,801,435    268,168       16,257,685
Forward Air Corp.*                                  99,450       2,212,763       66,900        1,488,525    166,350        3,701,288
MotivePower Industries, Inc.*                      184,500       3,148,031      450,000        7,678,125    634,500       10,826,156
                                                 --------------------------    --------------------------  -------------------------

                                                                15,375,894                    19,968,085                  35,343,979
                                                               ------------                  ------------                -----------
Waste Disposal Service & Equip (0.37%)
Waste Connections, Inc.*                           189,100       4,987,513                                  189,100        4,987,513
                                                 --------------------------                                -------------------------



TOTAL COMMON STOCKS (99.65%)
(Cost $1,000,677,203)                                          632,989,690                   712,991,475               1,345,981,165
===========================                                   =============                 =============             ==============



                                                  INTEREST     PAR VALUE
ISSUER, DESCRIPTION                                 RATE    (000'S OMITTED)   MARKET VALUE
----------------------                            --------  ---------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.00%)
Investment in a joint repurchase
agreement transaction with SBC Warburg, Inc.
- Dated 04-30-99, due 05-03-99 (Secured by U.S.
Treasury Bonds, 6.625% thru 9.25%, due 02-15-16
thru 02-15-27 and U.S. Treasury Note,
5.625% due 04/30/00) - Note A                       4.89       13,571         $13,571,000                    13,571     $13,571,000

Corporate Savings Account (0.00%)
Investors Bank $ Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                    217                                       217

                                                                            -------------   --------------  -----------------------


TOTAL SHORT-TERM INVESTMENTS (1.00%)
                                                                               13,571,217                                13,571,217
                                                                          ---------------                             -------------

TOTAL INVESTMENTS (100.65%)                                                   646,560,907      712,991,475            1,359,552,382
                                                                          ---------------                             -------------

OTHER ASSETS AND LIABILITIES, NET (0.65%)                                      (6,832,736)      (2,004,675)              (8,837,411)
                                                                          ---------------                             -------------

TOTAL NET ASSETS (100.00%)                                                   $639,728,171     $710,986,800           $1,350,714,971
                                                                         ================   ==============          ===============



* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                                     PART C


                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Small Cap Growth Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-75807 and 811-3392), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1       Registrant's Amended and               Filed as Exhibits a through a.6
        Restated Declaration of Trust          to Registrant's Registration
                                               Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendments nos.
                                               28, 31, 32, 34 and 35 (file nos.
                                               811-3392 and 2-75807 on February
                                               26, 1997: accession nos.
                                               0001010521-97-000222, ("PEA 31"),
                                               on December 21, 1998 accession
                                               no. 0001010521-98-000399;
                                               ("PEA 32") on February 25, 1999
                                               accession no. 0001010521-99-
                                               000140, ("PEA 34") on June 4,
                                               1999 accession no. 0001010521-99-
                                               000229; ("PEA 35") on
                                               August 13, 1999 accession no.
                                               0001010521-99-000317.

2       Amended and Restated By-Laws of        Filed as Exhibit b to PEA 28 and
        Registrant.                            incorporated herein by reference.

3       Not applicable

4       Form of Agreement and Plan of          Filed herewith as Exhibit A to
        reorganization between the             the Proxy Statement and
        Registrant and John Hancock            Prospectus included as Part A of
        Special Equities Fund                  this Registration Statement.


5       Not applicable

6       Investment Management Contract         Filed as Exhibit d through d.5 to
        between the Registrant and John        PEA 28, 34, 35 and incorporated
        Hancock Advisers, Inc.                 herein by reference.

7       Distribution Agreement between         Filed as Exhibit e to PEA 28 and
        the Registrant and John Hancock        incorporated herein by reference.
        Funds, Inc.

7.1     Form of Soliciting Dealer              Filed as Exhibit e.1 to PEA 34
        Agreement between John Hancock         incorporated herein by reference.
        Funds, Inc. and Selected Dealers

7.2     Form of Financial Institution          Filed as Exhibit e.2 on form N-1A
        Sales and Service Agreement            and incorporated herein by
                                               reference to post-effective
                                               amendment no. 24 filed April 26,
                                               1995, accession number 0000950135
                                               -95-001000.

7.3     Amendments to Distribution             Filed as Exhibits e.3 and e.4 to
        Agreements.                            PEA 35 and incorporated herein by
                                               reference.

8       Not applicable.

9       Amended and Restated Master            Filed as Exhibit g to PEA 34
        Custodian Agreement between John       and incorporated herein by
        Hancock Mutual Funds (including        reference.
        Registrant) and Investors
        Bank & Trust Company and State
        Street and Bank.

9.1     Amendment to Master Custodian          Filed as Exhibit g.2 incorporated
        Agreement between Millennium           herein by reference.
        Fund and State Street Bank.

9.2     Amended and Restated Master            Filed as Exhibits g.3 and g.4 to
        Custodian Agreement and                PEA 35 incorporated herein by
        Amendment between Brown Brothers       reference.
        Harriman and Company.

10      Class A, Class B, Class C and          Filed as Exhibit m through m.5
        Class R Distribution Plans between     to PEA nos. 28, 31, 33, 34 and
        Registrant and John Hancock            35 and incorporated herein by
        Funds, Inc.                            reference.

11      Not applicable.

12      Opinion as to legality of shares       Filed herewith as Exhibit 11
        and consent.

13      Form of opinion as to tax matters      Filed herewith as Exhibit 12
        and consent.

14      Rule 18f-3 Plan Amended and Restated   Filed as Exhibits o through o.2
        Multiple Class Plan pursuant to        to PEA 31 and 35 incorporated
        Rule 18f-3 for Registrant.             herein by reference.

15      Not applicable

16      Consents of Ernst and Young            Filed herewith as Exhibit 14
        LLP regarding the audited financial
        statements of Registrant and John
        Hancock Special Equities Fund.

17      Not applicable

18      Prospectus of Registrant and           Included in Part A as part of the
        John Hancock Special Equities          combined Prospectus with Small
        Fund dated July 1, 1999                Cap Growth Fund.

19      Prospectus of John Hancock             Filed herewith as Exhibit B
        Special Equities Fund Class Y          to Part B of this Registration
        dated March 1, 1999                    Statement.

20      Statement of Additional                Filed herewith as Exhibit B
        Information of John Hancock            to Part B of this Registration
        Special Equities Fund                  Statement.
        dated June 1, 1999

21      Statement of Additional                Filed herewith as Exhibit A to
        Information of John Hancock            Part B of this Registration
        Small Cap Growth Fund                  Statement.
        dated September 27, 1999

ITEM 17

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a propectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 18th day of August, 1999.

                                            JOHN HANCOCK SERIES TRUST

                                           By:________*________________
                                           Edward J. Boudreau, Jr.
                                           Chairman and Chief  Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                                     Title                                    Date
       ---------                                     -----                                    ----
             *                              Chairman and Chief Executive                August 18, 1999
------------------------------------        Officer (Principal Executive Officer)
Edward J. Boudreau, Jr.

/s/James J. Stokowski
------------------                          Vice President, Treasurer and
James J. Stokowski                          Chief Accounting Officer


_________*____________                      Trustee
James F. Carlin

_________*____________                      Trustee
William H. Cunningham

_________*____________                      Trustee
Harold R. Hiser, Jr.

_________*____________                      Trustee
Anne C. Hodsdon

_________*____________                      Trustee
Charles L. Ladner

_________*____________                      Trustee
Leo E. Linbeck, Jr.

_______*_____________                       Trustee
Ronald R. Dion

_______*_____________                       Trustee
Steven R. Pruchansky

_______*_____________                       Trustee
Richard S. Scipione

________*_______________                    Trustee
Norman H. Smith

________*_______________                    Trustee
John P. Toolan


By:      /s/Susan S. Newton                                    August 18, 1999
         ------------------
         Susan S. Newton,
         Attorney-in-Fact, under
         Powers of Attorney dated
         January 1, 1999 and March 17, 1999.

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
-----------       -----------

4. Agreement and Plan of Regorganization between the Registrant and John Hancock Special Equities Fund (filed as EXHIBIT A to Part A of this Registration Statement).

11.               Opinion as to legality of shares and consent.

12.               Form of opinion as to tax matters and consent.

16. Consent of Ernst and Young, LLP regarding the audited financial statements and highlights of the Registrant and John Hancock Special Equities Fund.